                            WM   GROUP   OF   FUNDS
                                   Prospectus
                                 MARCH 1, 2004
--------------------------------------------------------------------------------

                             AS REVISED MAY 7, 2004

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

- Flexible Income Portfolio
----------------------------------------------------------------
- Conservative Balanced Portfolio
----------------------------------------------------------------
- Balanced Portfolio
----------------------------------------------------------------
- Conservative Growth Portfolio
----------------------------------------------------------------
- Strategic Growth Portfolio
----------------------------------------------------------------

EQUITY FUNDS

- REIT Fund
------------------------------------------------------------------
- Equity Income Fund
------------------------------------------------------------------
- Small Cap Value Fund
------------------------------------------------------------------
- Growth & Income Fund
------------------------------------------------------------------
- West Coast Equity Fund
------------------------------------------------------------------
- Mid Cap Stock Fund
------------------------------------------------------------------
- Growth Fund
------------------------------------------------------------------
- Small Cap Growth Fund (formerly the Small Cap
  Stock Fund)
------------------------------------------------------------------
- International Growth Fund
------------------------------------------------------------------
FIXED-INCOME FUNDS

- Short Term Income Fund
----------------------------------------------------------------
- U.S. Government Securities Fund
----------------------------------------------------------------
- Income Fund
----------------------------------------------------------------
- High Yield Fund
----------------------------------------------------------------

MUNICIPAL FUNDS

- Tax-Exempt Bond Fund
----------------------------------------------------------------
- California Municipal Fund
----------------------------------------------------------------
- California Insured Intermediate Municipal Fund
----------------------------------------------------------------

MONEY FUNDS

- Money Market Fund
----------------------------------------------------------------
- Tax-Exempt Money Market Fund
----------------------------------------------------------------
- California Money Fund
----------------------------------------------------------------

--------------------------------------------------------------------------------

                The WM Group of Funds provides a broad selection
                      of investment choices for investors.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a crime.

                            WM   GROUP   OF   FUNDS

                                 MARCH 1, 2004
--------------------------------------------------------------------------------

                             AS REVISED MAY 7, 2004

                               TABLE OF CONTENTS

                                                  PAGE
Risk/Return Summary                                 2
  Strategic Asset Management Portfolios             3
  Equity Funds                                      8
  Fixed-Income Funds                               17
  Municipal Funds                                  21
  Money Funds                                      24
  Summary of Principal Risks                       27
Fees and Expenses of the Portfolios and Funds      32
Description of the Portfolios and Funds            37
  Strategic Asset Management Portfolios            37
  Equity Funds                                     38
  Fixed-Income Funds                               40
  Municipal Funds                                  41
  Money Funds                                      43
Common Investment Practices                        44
Investing in the Portfolios and Funds              53
Choosing a Share Class                             54
Redemptions and Exchanges of Shares                58
Other Policies and Practices of the WM Group of
  Funds                                            60
Tax Considerations                                 63
How NAV Is Determined                              64
Advisor and Sub-Advisors                           64
Individual Fund Managers                           65
Financial Highlights                               69
Appendix A                                         92

                              RISK/RETURN SUMMARY

The WM Group of Funds provides a broad range of investment choices, including asset allocation strategies available through the Portfolios of WM Strategic Asset Management Portfolios, LLC (the "Portfolios"). This summary identifies the investment objective, principal investment strategies and principal risks of each Portfolio and Fund. The principal investment strategies identified in this summary are not the only investment strategies available to the Portfolios and Funds, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Portfolios and Funds, please see the Statement of Additional Information (the "SAI").

The principal investment strategies identified in this summary provide specific information about each of the Portfolios and Funds, but there are some general principles WM Advisors, Inc. ("WM Advisors") and the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, WM Advisors and the sub-advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors and the sub-advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, and the credit quality of individual issuers.

The discussion of each Portfolio's and Fund's principal investment strategies includes some of the principal risks of investing in such a Portfolio or Fund. You can find additional information about each Portfolio and Fund, including a more detailed description of these and other principal risks of an investment in each Portfolio or Fund, under "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Common Investment Practices" below appear in BOLD TYPE. Please be sure to read the more complete descriptions of the Portfolios and Funds, and the related risks, before you invest.

Below the description of each Portfolio or Fund (other than Funds that have not been in operation for a full calendar year as of the date of this Prospectus) is a bar chart showing how the investment returns of its Class A shares have varied over the past ten years, or for the period since the Portfolio or Fund began if it is less than ten years old or greater than one year. The bar chart is intended to provide some indication of the volatility of the Portfolio's or Fund's returns. The performance table following each bar chart shows how, for each applicable class of shares, average annual total returns of the Portfolio, Fund, or Class, compare to returns of a broad-based securities market index for the last one, five and ten years (or, in the case of a newer Portfolio, Fund, or Class, since inception of the Portfolio, Fund, or Class). Performance shown in the table reflects the maximum applicable sales charge, but performance shown in the bar chart does not reflect any sales charges. PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.

There can be no assurance that any Portfolio or Fund will achieve its objective. It is possible to lose money by investing in the Portfolios and Funds. An investment in a Portfolio or Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Funds.

--------------------------------------------------------------------------------
                           FLEXIBLE INCOME portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer you the potential for a high level of income and a low level of capital growth, while exposing you to a low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain of the Funds to achieve their objectives. This Portfolio generally invests no more than 30% of its net assets in the Equity Funds.

The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, High Yield and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, Growth and Small Cap Growth Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests and the risks associated with direct investments in the foregoing paragraph, including derivatives risk, as well as portfolio risk.

                     YEARLY performance of Class A Shares*

[Flexible Income Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1997                                                                             10.25
1998                                                                              9.24
1999                                                                              8.64
2000                                                                              5.10
2001                                                                              4.33
2002                                                                              1.03
2003                                                                             12.08

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 6.13% (for the quarter ended 6/30/03), and the lowest was -2.01% (for the quarter ended 9/30/02).

                               PERFORMANCE TABLE*

                                                                                               SINCE
                                                                 PAST    PAST      SINCE      CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE     FIVE    INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    YEARS   (7/25/96)   (3/1/02)
  CLASS A SHARES
    Before Taxes                                                 7.07%   5.20%     7.04%       N/A
    After Taxes on Distributions**                               5.88%   3.27%     4.76%       N/A
    After Taxes on Distributions and Sale of Fund Shares**       4.61%   3.25%     4.64%       N/A
  CLASS B SHARES (Before Taxes)                                  6.17%   5.04%     6.91%       N/A
  CLASS C SHARES (Before Taxes)                                 10.18%    N/A      N/A         6.11%
  LEHMAN BROTHERS AGGREGATE BOND INDEX***                        4.11%   6.62%     7.57%       6.78%
  CAPITAL MARKET BENCHMARK****                                   8.78%   5.43%     8.23%       6.17%

   * The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
  ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and may not be relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
 *** This index is intended to represent the U.S. fixed-income market as a whole.
**** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 20% in the Standard & Poor's ("S&P") 500 Index (an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market) and 80% in the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
                        CONSERVATIVE BALANCED portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer you the potential for a medium to high level of income and a medium to low level of capital growth, while exposing you to a medium to low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain of the Funds to achieve their objectives. This Portfolio invests between 40% and 80% of its net assets in a combination of the Fixed-Income Funds and the Money Market Fund and between 20% and 60% of its net assets in the Equity Funds.

The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, High Yield and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Growth and International Growth Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests and the risks associated with direct investments in the foregoing paragraph, including derivatives risk, as well as portfolio risk.

                     YEARLY performance of Class A Shares*

[Conservative Balanced Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1997                                                                              8.29
1998                                                                              5.28
1999                                                                              1.97
2000                                                                              3.97
2001                                                                              2.20
2002                                                                             -2.98
2003                                                                             15.98

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 8.00% (for the quarter ended 6/30/03), and the lowest was -4.84% (for the quarter ended 9/30/02).
                               PERFORMANCE TABLE*

                                                                                               SINCE
                                                                 PAST    PAST      SINCE      CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE     FIVE    INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    YEARS   (7/25/96)   (3/1/02)
  CLASS A SHARES
    Before Taxes                                                 9.59%   2.87%     4.37%       N/A
    After Taxes on Distributions**                               8.65%   1.18%     2.39%       N/A
    After Taxes on Distributions and Sale of Fund Shares**       6.28%   1.37%     2.47%       N/A
  CLASS B SHARES (Before Taxes)                                 10.04%   2.90%     4.37%       N/A
  CLASS C SHARES (Before Taxes)                                 14.08%    N/A      N/A         6.32%
  LEHMAN BROTHERS AGGREGATE BOND INDEX***                        4.11%   6.62%     7.57%       6.78%
  CAPITAL MARKET BENCHMARK****                                  13.57%   4.11%     8.74%       5.39%

   * Effective August 1, 2000, the investment objective and policies of the Portfolio changed. Accordingly, the performance of the Portfolio shown above may not reflect what the Portfolio's performance would have been under its current investment objective and policies. The Portfolio's performance through December 31, 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
  ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and may not be relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
 *** This index is intended to represent the U.S. fixed-income market as a whole.
**** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 40% in the S&P 500 Index (an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market) and 60% in the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
                               BALANCED portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their investments among certain of the Funds to achieve their objectives. This Portfolio invests at least 30% and no more than 70% of its net assets in the Equity Funds and at least 30% and no more than 70% of its net assets in the Fixed-Income Funds.

The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, High Yield and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Growth and International Growth Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests and the risks associated with direct investments in the foregoing paragraph, including derivatives risk, as well as portfolio risk.

                     YEARLY performance of Class A Shares*

[Balanced Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1997                                                                             10.22
1998                                                                             16.27
1999                                                                             26.97
2000                                                                              0.13
2001                                                                             -0.51
2002                                                                             -9.41
2003                                                                             21.34

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 15.37% (for the quarter ended 12/31/99), and the lowest was -8.99% (for the quarter ended 9/30/02).

                               PERFORMANCE TABLE*

                                                                                                SINCE
                                                                 PAST     PAST      SINCE      CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE      FIVE    INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    YEARS    (7/25/96)   (3/1/02)
  CLASS A SHARES
    Before Taxes                                                14.68%    5.60%     8.29%         N/A
    After Taxes on Distributions**                              14.08%    4.10%     6.22%         N/A
    After Taxes on Distributions and Sale of Fund Shares**       9.65%    3.97%     5.96%         N/A
  CLASS B SHARES (Before Taxes)                                 15.40%    5.68%     8.29%         N/A
  CLASS C SHARES (Before Taxes)                                 19.41%      N/A       N/A       6.02%
  LEHMAN BROTHERS AGGREGATE BOND INDEX***                        4.11%    6.62%     7.57%       6.78%
  RUSSELL 3000 INDEX****                                        31.06%    0.37%     9.61%       3.39%
  CAPITAL MARKET BENCHMARK*****                                 18.49%    2.67%     9.11%       4.44%

    *The Portfolio's performance through December 31, 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
   **After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and may not be relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class offered by this Prospectus. After-tax returns for other classes will vary.
  ***This index is intended to represent the U.S. fixed-income market as a whole.
 ****This index is intended to measure the performance of the 3,000 largest U.S.
     companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.
*****The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 60% in the S&P 500 Index (an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market) and 40% in the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
                         CONSERVATIVE GROWTH portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer you the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain of the Funds to achieve their objectives. This Portfolio generally invests at least 60% of its net assets in the Equity Funds.

The Portfolio may invest up to 30% of its assets in each of the Short Term Income, U.S. Government Securities, Income, High Yield and Money Market Funds. It may also invest up to 40% of its assets in each of the REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Growth and International Growth Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term debt rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests and the risks associated with direct investments in the foregoing paragraph, including derivatives risk, as well as portfolio risk.

                     YEARLY performance of Class A Shares*

[Conservative Growth Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1997                                                                              8.65
1998                                                                             18.82
1999                                                                             40.28
2000                                                                             -2.96
2001                                                                             -4.20
2002                                                                            -15.70
2003                                                                             26.97

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 22.16% (for the quarter ended 12/31/99), and the lowest was -12.69% (for the quarters ended 9/30/01 and 9/30/02).
                               PERFORMANCE TABLE*

                                                                                                SINCE
                                                                 PAST     PAST      SINCE      CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE      FIVE    INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    YEARS    (7/25/96)   (3/1/02)
  CLASS A SHARES
    Before Taxes                                                19.94%    5.69%     8.44%       N/A
    After Taxes on Distributions**                              19.69%    4.50%     6.66%       N/A
    After Taxes on Distributions and Sale of Fund Shares**      13.16%    4.26%     6.30%       N/A
  CLASS B SHARES (Before Taxes)                                 20.96%    5.69%     8.40%       N/A
  CLASS C SHARES (Before Taxes)                                 24.94%    N/A       N/A         5.48%
  RUSSELL 3000 INDEX***                                         31.06%    0.37%     9.61%       3.39%
  CAPITAL MARKET BENCHMARK****                                  23.53%    1.11%     9.33%       3.31%

   * The Portfolio's performance through December 31, 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
  ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and may not be relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
 *** This index is intended to measure the performance of the 3,000 largest U.S.
     companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.
**** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 80% in the S&P 500 Index (an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market) and 20% in the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
                           STRATEGIC GROWTH portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer you the potential for a high level of capital growth, and a corresponding level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain of the Funds to achieve their objectives. This Portfolio generally invests at least 75% of its net assets in the Equity Funds.

The Portfolio may invest up to 25% of its assets in each of the Short Term Income, High Yield and Money Market Funds. It may also invest up to 50% of its assets in each of the REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Growth and International Growth Funds.

The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests, and the risks associated with direct investments in the foregoing paragraph, including derivatives risk, as well as portfolio risk.

                     YEARLY performance of Class A Shares*

[Strategic Growth Portfolio Bar Chart]

                                                                             ANNUAL RETURN
                                                                             -------------
1997                                                                             12.38
1998                                                                             22.63
1999                                                                             44.48
2000                                                                             -4.43
2001                                                                             -6.69
2002                                                                            -20.85
2003                                                                             31.27

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 25.23% (for the quarter ended 12/31/99), and the lowest was -16.73% (for the quarter ended 9/30/01).

                               PERFORMANCE TABLE*

                                                                                                SINCE
                                                                 PAST     PAST      SINCE      CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE      FIVE    INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    YEARS    (7/25/96)   (3/1/02)
  CLASS A SHARES
    Before Taxes                                                24.05%    4.81%     9.15%       N/A
    After Taxes on Distributions**                              24.05%    3.85%     7.43%       N/A
    After Taxes on Distributions and Sale of Fund Shares**      15.63%    3.64%     6.97%       N/A
  CLASS B SHARES (Before Taxes)                                 25.31%    4.88%     9.17%       N/A
  CLASS C SHARES (Before Taxes)                                 29.41%    N/A       N/A         4.77%
  S&P 500 INDEX***                                              28.70%   -0.57%     9.41%       2.02%
  RUSSELL 3000 INDEX****                                        31.06%    0.37%     9.61%       3.39%

   * The Portfolio's performance through December 31, 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
  ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and may not be relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
 *** This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.
**** This index is intended to measure the performance of the 3,000 largest U.S.
     companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

--------------------------------------------------------------------------------
                                   REIT fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide a high level of current income and intermediate- to long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES or fixed-income securities of issuers that are principally engaged in the U.S. real estate or related industries. The Fund's investments may also include CONVERTIBLE SECURITIES, MORTGAGE-BACKED SECURITIES, U.S. GOVERNMENT SECURITIES, AMERICAN DEPOSITARY RECEIPTS (ADRS) and EUROPEAN DEPOSITARY RECEIPTS (EDRS), REPURCHASE AGREEMENTS and ZERO-COUPON BONDS.

WM Advisors seeks investments for the Fund that represent a variety of sectors in the real estate industry. In selecting investments for the Fund, WM Advisors looks for high-quality REITs at attractive values that have fundamental indicators of dividend growth potential, capital appreciation, a strong financial position, low tenant concentration, and solid management demonstrating consistency in adding value and generating cash flow.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

NO PERFORMANCE INFORMATION FOR THE REIT FUND IS AVAILABLE BECAUSE THE FUND HAD NOT BEEN IN OPERATION FOR A FULL CALENDAR YEAR AS OF THE DATE OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
                               EQUITY INCOME fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in dividend-paying common stocks and preferred stocks. The Fund's investments may also include bonds, convertible securities, U.S. GOVERNMENT SECURITIES, ADRS and EDRS, MORTGAGE-BACKED SECURITIES, REPURCHASE AGREEMENTS and REIT SECURITIES.

In selecting investments for the Fund, WM Advisors looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WM Advisors believes they are worth.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

                      YEARLY performance of Class A Shares

[Equity Income Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -2.13
1995                                                                             31.18
1996                                                                             13.60
1997                                                                             19.89
1998                                                                              6.93
1999                                                                              4.83
2000                                                                             14.64
2001                                                                              7.41
2002                                                                            -12.82
2003                                                                             29.22

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 15.72% (for the quarter ended 6/30/03), and the lowest was -14.83% (for the quarter ended 9/30/02).
                               PERFORMANCE TABLE*

                                                                                                SINCE        SINCE
                                                                 PAST     PAST      PAST       CLASS B      CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE      FIVE       TEN      INCEPTION    INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    YEARS      YEARS     (3/30/94)    (3/1/02)
  CLASS A SHARES
    Before Taxes                                                22.09%    6.56%     9.89%       N/A          N/A
    After Taxes on Distributions**                              21.63%    4.83%     7.58%       N/A          N/A
    After Taxes on Distributions and Sale of Fund Shares**      14.71%    4.62%     7.26%       N/A          N/A
  CLASS B SHARES (Before Taxes)                                 23.06%    6.55%     N/A         10.26%       N/A
  CLASS C SHARES (Before Taxes)                                 27.17%    N/A       N/A         N/A          6.29%
  S&P 500 INDEX***                                              28.70%   -0.57%    11.06%       11.81%       2.02%
  S&P 500/BARRA VALUE INDEX****                                 31.79%    1.95%    10.55%       11.21%       4.40%

   * Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
  ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
 *** This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.
**** This index is constructed by ranking the securities in the S&P 500 Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500 Index.

--------------------------------------------------------------------------------
                              SMALL CAP VALUE fund
--------------------------------------------------------------------------------

OBJECTIVE  The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in publicly traded small-cap equity securities. The Fund invests primarily in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index.

In selecting investments for the Fund, WM Advisors uses a value approach that focuses on securities of companies that WM Advisors believes are trading at a meaningful discount from the value of the companies' assets and ongoing operations. WM Advisors generally uses a long-term investment orientation and will sell a security when it believes that the full value of the business entity is reflected in the security's price. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the Russell 2000 Index.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

NO PERFORMANCE INFORMATION IS AVAILABLE FOR THE SMALL CAP VALUE FUND BECAUSE THE FUND HAD NOT COMMENCED OPERATIONS PRIOR TO THE DATE OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
                              GROWTH & INCOME fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide long-term capital growth. Current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks. In selecting investments for the Fund, WM Advisors looks for common stocks that it believes are currently undervalued and whose issuers WM Advisors believes have the potential to increase earnings over time. WM Advisors seeks out companies that it believes have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

                      YEARLY performance of Class A Shares

[Growth & Income Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                              2.58
1995                                                                             33.15
1996                                                                             22.28
1997                                                                             29.52
1998                                                                             14.41
1999                                                                             18.26
2000                                                                              1.53
2001                                                                             -3.28
2002                                                                            -20.37
2003                                                                             26.15

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 21.33% (for the quarter ended 12/31/98), and the lowest was -16.09% (for the quarter ended 9/30/02).

                               PERFORMANCE TABLE*

                                                                                             SINCE       SINCE
                                                                 PAST     PAST     PAST     CLASS B     CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE      FIVE     TEN     INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    YEARS    YEARS    (3/30/94)   (3/1/02)
  CLASS A SHARES
    Before Taxes                                                19.23%    1.97%   10.55%     N/A         N/A
    After Taxes on Distributions**                              19.06%    1.35%    9.21%     N/A         N/A
    After Taxes on Distributions and Sale of Fund Shares**      12.71%    1.43%    8.60%     N/A         N/A
  CLASS B SHARES (Before Taxes)                                 19.89%    1.83%    N/A      10.67%       N/A
  CLASS C SHARES (Before Taxes)                                 23.92%    N/A      N/A       N/A         2.39%
  S&P 500 INDEX***                                              28.70%   -0.57%   11.06%    11.81%       2.02%

  * Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
 ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
*** This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.

--------------------------------------------------------------------------------
                             WEST COAST EQUITY fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks to provide long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks of companies located or doing business in Alaska, California, Idaho, Montana, Oregon and Washington. The Fund's investments may include REIT SECURITIES.

In selecting investments for the Fund, WM Advisors looks for equity securities that it believes are undervalued, yet well-managed, with excellent long-term growth possibilities.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Geographic Concentration Risk

- Leveraging Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

                     YEARLY performance of Class A Shares*

[West Coast Equity Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -1.42
1995                                                                             26.52
1996                                                                             22.56
1997                                                                             32.88
1998                                                                             22.98
1999                                                                             42.27
2000                                                                              6.65
2001                                                                              6.34
2002                                                                            -22.45
2003                                                                             41.36

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 45.26% (for the quarter ended 12/31/98), and the lowest was -25.14% (for the quarter ended 9/30/01).

                               PERFORMANCE TABLE*

                                                                                             SINCE       SINCE
                                                                 PAST     PAST     PAST     CLASS B     CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE      FIVE     TEN     INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    YEARS    YEARS    (3/30/94)   (3/1/02)
  CLASS A SHARES
    Before Taxes                                                33.57%   10.82%   15.36%     N/A         N/A
    After Taxes on Distributions**                              33.57%    9.23%   13.66%     N/A         N/A
    After Taxes on Distributions and Sale of Fund Shares**      21.82%    8.70%   12.91%     N/A         N/A
  CLASS B SHARES (Before Taxes)                                 34.95%   10.81%    N/A      15.40%       N/A
  CLASS C SHARES (Before Taxes)                                 39.10%    N/A      N/A       N/A         6.13%
  RUSSELL 3000 INDEX***                                         31.06%    0.37%   10.77%    11.51%       3.39%

  * The Fund's performance through December 31, 1997 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
 ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
*** This index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

--------------------------------------------------------------------------------
                               MID CAP STOCK fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks of companies having market capitalizations in the range of companies included in the S&P MidCap 400 Index at the time of purchase. In selecting investments for the Fund, WM Advisors looks for equity investments in companies which have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.

In determining whether securities should be sold, WM Advisors considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Management Risk

- Smaller Company Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

                      YEARLY performance of Class A Shares

[Mid Cap Stock Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                             10.69
2002                                                                            -10.48
2003                                                                             26.78

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 13.83% (for the quarter ended 12/31/01), and the lowest was -13.58% (for the quarter ended 9/30/02).

                               PERFORMANCE TABLE*

                                                                                       SINCE
                                                                 PAST      SINCE      CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE     INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    (3/1/00)    (3/1/02)
  CLASS A SHARES
    Before Taxes                                                19.77%    12.98%       N/A
    After Taxes on Distributions**                              19.69%    12.53%       N/A
    After Taxes on Distributions and Sale of Fund Shares**      12.90%    11.00%       N/A
  CLASS B SHARES (Before Taxes)                                 20.45%    13.04%       N/A
  CLASS C SHARES (Before Taxes)                                 24.52%     N/A         8.08%
  S&P MIDCAP 400 INDEX***                                       35.62%     6.70%       8.64%

  * Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
 ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
*** This is an unmanaged index of the common stocks of 400 mid-size companies, selected on the basis of market capitalization, liquidity and industry representation.

--------------------------------------------------------------------------------
                                  GROWTH fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks, including FOREIGN INVESTMENTS, that, in the opinion of WM Advisors or a sub-advisor, offer potential for growth. The Fund may also invest in commercial paper and preferred stock.

In selecting investments for the Fund, the Fund's three sub-advisors look for individual companies that they believe have exceptional potential for growth. WM Advisors will determine the proportion of the Fund's assets to be managed by each sub-advisor. Companies are evaluated on their individual merit, their ability to generate earnings growth, and their superior management teams. In addition, the sub-advisors may consider broad macroeconomic indicators in making investment decisions for the Fund.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

                     YEARLY performance of Class A Shares*

[Growth Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                              0.65
1995                                                                             36.25
1996                                                                             16.92
1997                                                                              9.78
1998                                                                             57.10
1999                                                                             94.42
2000                                                                            -22.00
2001                                                                            -29.45
2002                                                                            -31.82
2003                                                                             27.68

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 42.69% (for the quarter ended 12/31/99), and the lowest was -24.11% (for the quarter ended 3/31/01).

                               PERFORMANCE TABLE*

                                                                                            SINCE       SINCE
                                                                 PAST     PAST    PAST     CLASS B     CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE      FIVE     TEN    INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    YEARS    YEARS   (7/1/94)    (3/1/02)
  CLASS A SHARES
    Before Taxes                                                20.62%   -2.52%   9.30%     N/A         N/A
    After Taxes on Distributions**                              20.62%   -4.11%   6.75%     N/A         N/A
    After Taxes on Distributions and Sale of Fund Shares**      13.40%   -2.52%   6.89%     N/A         N/A
  CLASS B SHARES (Before Taxes)                                 21.47%   -2.65%    N/A     10.59%       N/A
  CLASS C SHARES (Before Taxes)                                 25.91%    N/A      N/A      N/A        -1.30%
  RUSSELL 1000 GROWTH INDEX***                                  29.75%   -5.11%   9.21%    10.29%      -0.34%

  * The Fund's performance through December 31, 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
 ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
*** This index represents the performance of those companies in the Russell 1000
    Growth Index (the 1,000 largest companies included in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values.

--------------------------------------------------------------------------------
                             SMALL CAP GROWTH fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund (formerly the "Small Cap Stock Fund") seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index.

In selecting investments for the Fund, WM Advisors looks for individual companies that it believes offer potential for organic growth. Companies are evaluated on their individual merit, their ability to generate earnings growth and their superior management teams, products and services. The broad evaluation of a particular sector and market trends are also considered in the analysis of a company's potential. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the Russell 2000 Index.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

                      YEARLY performance of Class A Shares

[Small Cap Growth Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -0.34
1995                                                                             32.26
1996                                                                              8.50
1997                                                                             12.63
1998                                                                              4.94
1999                                                                             71.61
2000                                                                            -11.53
2001                                                                            -13.15
2002                                                                            -47.41
2003                                                                             69.47

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 54.03% (for the quarter ended 12/31/99), and the lowest was -41.28% (for the quarter ended 9/30/01).

                               PERFORMANCE TABLE*

                                                                                           SINCE       SINCE
                                                                 PAST    PAST    PAST     CLASS B     CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE     FIVE     TEN    INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    YEARS   YEARS   (7/1/94)    (3/1/02)
  CLASS A SHARES
    Before Taxes                                                60.23%   2.13%   6.50%     N/A         N/A
    After Taxes on Distributions**                              60.23%   0.45%   4.54%     N/A         N/A
    After Taxes on Distributions and Sale of Fund Shares**      39.15%   1.30%   4.79%     N/A         N/A
  CLASS B SHARES (Before Taxes)                                 62.42%   1.92%    N/A      7.68%       N/A
  CLASS C SHARES (Before Taxes)                                 67.22%    N/A     N/A      N/A         5.27%
  RUSSELL 2000 GROWTH INDEX***                                  48.54%   0.86%   5.43%     6.92%       7.84%

  * Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
 ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
*** This index measures the performance of those companies in the Russell 2000
    Index (the 2,000 smallest companies included in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values.

--------------------------------------------------------------------------------
                           INTERNATIONAL GROWTH fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in equity securities of foreign issuers, including issuers located in developing or emerging market countries. The Fund may also use STRATEGIC TRANSACTIONS (derivatives) such as FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

In selecting investments for the Fund, Capital Guardian Trust Company ("Capital Guardian"), the Fund's sub-advisor, seeks to identify foreign stocks that have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets, and strong management. Capital Guardian utilizes a research driven "bottom-up" approach in which decisions are based upon extensive field research and direct company contacts. Capital Guardian blends its basic value-oriented approach with macroeconomic and political judgments on the outlook for economies, industries, currencies, and markets.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

                      YEARLY performance of Class A Shares

[International Growth Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -1.31
1995                                                                              4.87
1996                                                                              8.02
1997                                                                             -2.49
1998                                                                              4.08
1999                                                                             49.91
2000                                                                            -21.15
2001                                                                            -18.72
2002                                                                            -15.61
2003                                                                             33.33

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 29.06% (for the quarter ended 12/31/99), and the lowest was -20.20% (for the quarter ended 9/30/02).
                               PERFORMANCE TABLE*

                                                                                            SINCE       SINCE
                                                                 PAST     PAST    PAST     CLASS B     CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE      FIVE     TEN    INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    YEARS    YEARS   (7/1/94)    (3/1/02)
  CLASS A SHARES
    Before Taxes                                                26.08%    0.44%   1.49%     N/A         N/A
    After Taxes on Distributions**                              25.83%   -0.26%   0.18%     N/A         N/A
    After Taxes on Distributions and Sale of Fund Shares**      17.08%   -0.02%   0.50%     N/A         N/A
  CLASS B SHARES (Before Taxes)                                 26.71%    0.23%    N/A      1.23%       N/A
  CLASS C SHARES (Before Taxes)                                 31.11%    N/A      N/A      N/A         8.08%
  MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX***            39.17%    0.26%   4.78%     4.10%      12.00%

  * Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
 ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
*** This index includes stock markets of Europe, Australasia and the Far East weighted by capitalization and represents the equity markets of 21 countries.

--------------------------------------------------------------------------------
                             SHORT TERM INCOME fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests in high quality, short-term bonds and other FIXED-INCOME SECURITIES that are rated in the top four categories by a nationally recognized statistical rating organization ("NRSRO") or are of comparable quality ("investment grade"). Under normal circumstances, the Fund maintains a dollar-weighted average duration of three years or less.

The Fund's investments may include corporate securities, U.S. and FOREIGN GOVERNMENT SECURITIES, REPURCHASE AGREEMENTS, MORTGAGE-BACKED and ASSET-BACKED SECURITIES and REITS.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

                     YEARLY performance of Class A Shares*

[Short Term Income Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -2.05
1995                                                                             10.03
1996                                                                              4.09
1997                                                                              5.77
1998                                                                              6.30
1999                                                                              2.92
2000                                                                              7.61
2001                                                                              7.96
2002                                                                              5.63
2003                                                                              4.60

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 3.28% (for the quarter ended 6/30/95), and the lowest was -1.52% (for the quarter ended 12/31/94).
                               PERFORMANCE TABLE*

                                                                                           SINCE       SINCE
                                                                 PAST    PAST    PAST     CLASS B     CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE     FIVE     TEN    INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    YEARS   YEARS   (7/1/94)    (3/1/02)
  CLASS A SHARES
    Before Taxes                                                 0.79%   5.02%   4.86%     N/A         N/A
    After Taxes on Distributions**                              -0.49%   2.99%   2.65%     N/A         N/A
    After Taxes on Distributions and Sale of Fund Shares**       0.50%   3.00%   2.72%     N/A         N/A
  CLASS B SHARES (Before Taxes)                                 -0.18%   4.93%    N/A      4.86%       N/A
  CLASS C SHARES (Before Taxes)                                  2.82%    N/A     N/A      N/A         4.30%
  CITIGROUP BROAD INVESTMENT-GRADE CREDIT 1-3 YEARS INDEX***     5.16%   6.70%   6.58%     6.95%       6.16%

  * The Fund's performance through December 31, 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
 ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
*** This index measures the performance of bonds including U.S. and non-U.S.
    corporate securities and non-U.S. sovereign and provincial securities with maturities between 1 and 3 years.

--------------------------------------------------------------------------------
                        U.S. GOVERNMENT SECURITIES fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide a high level of current income consistent with safety and liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in U.S. GOVERNMENT SECURITIES, including collateralized mortgage obligations and other MORTGAGE-BACKED SECURITIES. The Fund may also invest in DOLLAR ROLLS, which may involve leverage.

The Fund invests without limit in obligations of U.S. government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. government, but only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) or by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds). The Fund may invest up to 20% of its assets in mortgage-backed and other securities that are not U.S. government securities. Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

                     YEARLY performance of Class A Shares*

[U.S. Government Securities Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -4.91
1995                                                                             19.45
1996                                                                              2.48
1997                                                                              9.92
1998                                                                              7.21
1999                                                                              0.13
2000                                                                             10.27
2001                                                                              7.16
2002                                                                              8.37
2003                                                                              1.83

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 6.48% (for the quarter ended 6/30/95), and the lowest was -3.68% (for the quarter ended 3/31/94).

                               PERFORMANCE TABLE*

                                                                                           SINCE       SINCE
                                                                 PAST    PAST    PAST     CLASS B     CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE     FIVE     TEN    INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    YEARS   YEARS   (3/30/94)   (3/1/02)
  CLASS A SHARES
    Before Taxes                                                -2.77%   4.51%   5.51%     N/A         N/A
    After Taxes on Distributions**                              -4.30%   2.34%   3.18%     N/A         N/A
    After Taxes on Distributions and Sale of Fund Shares**      -1.81%   2.47%   3.21%     N/A         N/A
  CLASS B SHARES (Before Taxes)                                 -3.91%   4.39%    N/A      5.73%       N/A
  CLASS C SHARES (Before Taxes)                                  0.01%    N/A     N/A      N/A         3.56%
  CITIGROUP MORTGAGE INDEX***                                    3.07%   6.59%   6.91%     6.99%       5.29%

  * The Fund's performance through December 31, 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges. On March 1, 2004, the investment policies of the Fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
 ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
*** This index represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index, and it consists of 30-and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages.

--------------------------------------------------------------------------------
                                  INCOME fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide a high level of current income consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in a diversified pool of FIXED-INCOME SECURITIES, including corporate securities, U.S. GOVERNMENT SECURITIES and MORTGAGE-BACKED SECURITIES (including collateralized mortgage obligations), up to 35% of which may be in BELOW-INVESTMENT-GRADE SECURITIES (sometimes called "junk bonds"). The Fund may also invest in convertible securities and REITS.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

                     YEARLY performance of Class A Shares*

[Income Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -4.82
1995                                                                             21.58
1996                                                                              3.46
1997                                                                             10.51
1998                                                                              7.15
1999                                                                              0.09
2000                                                                              9.05
2001                                                                              8.09
2002                                                                              8.11
2003                                                                              8.95

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 8.04% (for the quarter ended 6/30/95), and the lowest was -3.95% (for the quarter ended 3/31/94).
                               PERFORMANCE TABLE*

                                                                                          SINCE       SINCE
                                                                PAST    PAST    PAST     CLASS B     CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE    FIVE     TEN    INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                         YEAR    YEARS   YEARS   (3/30/94)   (3/1/02)
  CLASS A SHARES
    Before Taxes                                                4.09%   5.82%   6.52%     N/A         N/A
    After Taxes on Distributions**                              1.97%   3.14%   3.80%     N/A         N/A
    After Taxes on Distributions and Sale of Fund Shares**      2.61%   3.25%   3.82%     N/A         N/A
  CLASS B SHARES (Before Taxes)                                 3.16%   5.74%    N/A      6.81%       N/A
  CLASS C SHARES (Before Taxes)                                 7.17%    N/A     N/A      N/A         7.46%
  CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX***                4.20%   6.62%   6.96%     7.12%       6.76%

  * The Fund's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
 ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
*** This index measures the performance of bonds, including U.S. and non-U.S.
    corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed and investment-grade securities.

--------------------------------------------------------------------------------
                                HIGH YIELD fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks to provide a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in high-yielding BELOW-INVESTMENT-GRADE FIXED-INCOME SECURITIES (sometimes called "junk bonds"), which may include FOREIGN INVESTMENTS. The Fund may also invest in higher-rated FIXED-INCOME SECURITIES, preferred stock and convertible securities.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk


- Smaller Company Risk

                     YEARLY performance of Class A Shares*

[High Yield Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1999                                                                             12.02
2000                                                                             -1.53
2001                                                                              3.14
2002                                                                              3.66
2003                                                                             28.10

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the period shown above, the highest quarterly return was 11.01% (for the quarter ended 6/30/03), and the lowest was -5.41% (for the quarter ended 12/31/00).
                               PERFORMANCE TABLE*

                                                                                    SINCE       SINCE       SINCE
                                                                 PAST     PAST     CLASS A     CLASS B     CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE      FIVE    INCEPTION   INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    YEARS    (4/8/98)    (5/5/98)    (3/1/02)
  CLASS A SHARES
    Before Taxes                                                22.27%    7.62%     5.98%       N/A         N/A
    After Taxes on Distributions**                              18.63%    3.46%     1.89%       N/A         N/A
    After Taxes on Distributions and Sale of Fund Shares**      14.23%    3.79%     2.42%       N/A         N/A
  CLASS B SHARES (Before Taxes)                                 22.06%    7.46%     N/A         6.23%       N/A
  CLASS C SHARES (Before Taxes)                                 26.07%    N/A       N/A         N/A        13.96%
  CITIGROUP HIGH YIELD MARKET INDEX***                          30.62%    5.41%     4.61%       4.58%      15.14%

  * The Fund's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
 ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
*** This index measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada.

--------------------------------------------------------------------------------
                              TAX-EXEMPT BOND fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide a high level of income that is exempt from federal income tax while protecting investors' capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in MUNICIPAL OBLIGATIONS issued by states, counties, cities or other governmental entities, including MUNICIPAL LEASES, ALTERNATIVE MINIMUM TAX ("AMT")-SUBJECT BONDS and INVERSE FLOATING RATE OBLIGATIONS, that generate income exempt from federal income tax other than the federal alternative minimum tax. The Fund may also invest in taxable FIXED-INCOME SECURITIES (including junk bonds) and utilize STRATEGIC TRANSACTIONS (derivatives) such as interest rate futures and options.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Tax Risk

                     YEARLY performance of Class A Shares*

[Tax-Exempt Bond Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -6.53
1995                                                                             18.25
1996                                                                              2.52
1997                                                                              8.59
1998                                                                              5.08
1999                                                                             -4.40
2000                                                                             11.49
2001                                                                              3.92
2002                                                                              9.81
2003                                                                              5.19

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 7.29% (for the quarter ended 3/31/95), and the lowest was -6.33% (for the quarter ended 3/31/94).

                               PERFORMANCE TABLE*

                                                                                           SINCE       SINCE
                                                                 PAST    PAST    PAST     CLASS B     CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE     FIVE     TEN    INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    YEARS   YEARS   (3/30/94)   (3/1/02)
  CLASS A SHARES
    Before Taxes                                                 0.42%   4.09%   4.68%     N/A         N/A
    After Taxes on Distributions**                               0.19%   3.99%   4.62%     N/A         N/A
    After Taxes on Distributions and Sales of Fund Shares**      1.86%   4.12%   4.66%     N/A         N/A
  CLASS B SHARES (Before Taxes)                                 -0.59%   3.93%    N/A      5.10%       N/A
  CLASS C SHARES (Before Taxes)                                  3.42%    N/A     N/A      N/A         5.73%
  LEHMAN BROTHERS MUNICIPAL BOND INDEX***                        5.31%   5.83%   6.03%     6.80%       6.43%

  * The Fund's performance through December 31, 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
 ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
*** This index includes all long-term, investment-grade, tax-exempt bond issues.

--------------------------------------------------------------------------------
                           CALIFORNIA MUNICIPAL fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide as high a level of current income that is exempt from federal and California state income tax as is consistent with prudent investment management and preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in intermediate- and long-term California MUNICIPAL OBLIGATIONS, including MUNICIPAL LEASES and AMT-SUBJECT BONDS. The Fund may also invest in other municipal obligations and utilize STRATEGIC TRANSACTIONS (derivatives) such as interest rate futures and options.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Geographic Concentration Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Tax Risk

The Fund is also "non-diversified," which means that the Fund may invest more of its assets in the securities of fewer issuers than other mutual funds. Thus, the Fund is also subject to non-diversification risk.

                     YEARLY performance of Class A Shares*

[California Municipal Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -8.61
1995                                                                             18.09
1996                                                                              4.42
1997                                                                             10.30
1998                                                                              6.09
1999                                                                             -4.53
2000                                                                             12.97
2001                                                                              4.05
2002                                                                              8.87
2003                                                                              3.70

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 7.76% (for the quarter ended 3/31/95), and the lowest was -6.61% (for the quarter ended 3/31/94).

                               PERFORMANCE TABLE*

                                                                                            SINCE        SINCE
                                                               PAST     PAST     PAST      CLASS B      CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                 ONE      FIVE      TEN     INCEPTION    INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                        YEAR     YEARS    YEARS    (7/1/94)     (3/1/02)
  CLASS A SHARES
    Before Taxes                                              -0.99%    3.88%    4.78%      N/A          N/A
    After Taxes on Distributions**                            -0.99%    3.85%    4.75%      N/A          N/A
    After Taxes on Distributions and Sales of Fund Shares**    0.76%    3.96%    4.78%      N/A          N/A
  CLASS B SHARES (Before Taxes)                               -2.07%    3.72%     N/A       5.51%        N/A
  CLASS C SHARES(Before Taxes)                                 1.93%     N/A      N/A       N/A          4.63%
  LEHMAN BROTHERS MUNICIPAL BOND INDEX***                      5.31%    5.83%    6.03%      6.86%        6.43%

  * The Fund's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
 ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
*** This index includes all long-term, investment-grade, tax-exempt bond issues.

--------------------------------------------------------------------------------
                 CALIFORNIA INSURED INTERMEDIATE MUNICIPAL fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide as high a level of current income that is exempt from federal and California state income tax as is consistent with prudent investment management and preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in intermediate-term insured California MUNICIPAL OBLIGATIONS, including MUNICIPAL LEASES and AMT-SUBJECT BONDS. The weighted average effective maturity of the Fund's investments is ten years or less, and the maximum effective maturity of any of its investments is fifteen years. The Fund may also invest in other municipal obligations and utilize STRATEGIC TRANSACTIONS (derivatives) such as interest rate futures and options.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Geographic Concentration Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Tax Risk

The Fund is also "non-diversified," which means that the Fund may invest more of its assets in the securities of fewer issuers than other mutual funds. Thus, the Fund is also subject to non-diversification risk.

                     YEARLY performance of Class A Shares*

[California Insured Intermediate Municipal Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                             16.45
1996                                                                              3.91
1997                                                                              7.14
1998                                                                              5.26
1999                                                                             -0.83
2000                                                                              9.46
2001                                                                              4.79
2002                                                                              9.28
2003                                                                              3.58

Sales charges are not included in the returns shown in the above bar chart. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 7.23% (for the quarter ended 3/31/95), and the lowest was -1.77% (for the quarter ended 6/30/99).

                               PERFORMANCE TABLE*

                                                                                   SINCE       SINCE       SINCE
                                                                 PAST    PAST     CLASS A     CLASS B     CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE     FIVE    INCEPTION   INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    YEARS   (4/4/94)    (7/1/94)    (3/1/02)
  CLASS A SHARES
    Before Taxes                                                -1.10%   4.22%     5.65%       N/A         N/A
    After Taxes on Distributions**                              -1.28%   4.08%     5.49%       N/A         N/A
    After Taxes on Distributions and Sales of Fund Shares**      0.48%   4.09%     5.40%       N/A         N/A
  CLASS B SHARES (Before Taxes)                                 -2.20%   4.05%     N/A         5.26%       N/A
  CLASS C SHARES (Before Taxes)                                  1.80%    N/A      N/A         N/A         4.60%
  LEHMAN BROTHERS MUNICIPAL BOND INDEX***                        5.31%   5.83%     6.03%       6.86%       6.43%

  * The Fund's performance through December 31, 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Average annual total returns shown in the performance table reflect deduction of the maximum applicable sales charges.
 ** After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown for only one share class offered by this Prospectus. After-tax returns for other share classes will vary.
*** This index includes all long-term, investment-grade, tax-exempt bond issues.

--------------------------------------------------------------------------------
                               MONEY MARKET fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to maximize current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests in high-quality money market instruments, which may include U.S. GOVERNMENT SECURITIES, corporate obligations, FLOATING AND VARIABLE RATE SECURITIES, MUNICIPAL OBLIGATIONS, U.S. dollar-denominated FOREIGN INVESTMENTS, ASSET-BACKED SECURITIES, REPURCHASE AGREEMENTS, and WHEN-ISSUED SECURITIES and DELAYED-DELIVERY TRANSACTIONS.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Foreign Investment Risk

- Liquidity Risk

- Management Risk

- Money Market Risk

                      YEARLY performance of Class A Shares

[Money Market Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             3.47
1995                                                                             5.33
1996                                                                             4.88
1997                                                                             5.04
1998                                                                             5.00
1999                                                                             4.56
2000                                                                             6.01
2001                                                                             3.65
2002                                                                             1.31
2003                                                                             0.70

During the periods shown in the above bar chart, the highest quarterly return was 1.56% (for the quarter ended 12/31/00), and the lowest was 0.15% (for the quarters ended 9/30/03 and 12/31/03).

                               PERFORMANCE TABLE*

                                                                                           SINCE       SINCE
                                                                 PAST    PAST    PAST     CLASS B     CLASS C
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE     FIVE     TEN    INCEPTION   INCEPTION
  (FOR PERIODS ENDED DECEMBER 31, 2003)                          YEAR    YEARS   YEARS   (5/2/94)    (3/1/02)
  CLASS A SHARES                                                 0.70%   3.23%   3.98%     N/A         N/A
  CLASS B SHARES                                                -4.95%   1.85%    N/A      3.02%       N/A
  CLASS C SHARES                                                -0.95%    N/A     N/A      N/A         0.13%
  CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX**                   1.07%   3.76%   4.19%     4.32%       1.36%

 * The performance of the Fund's Class B and Class C shares through December 31, 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. Average annual total returns shown in the performance table reflect the maximum applicable contingent deferred sales charges.
** This is an unmanaged index that measures the performance of 3-month U.S.
   Treasury bills currently available in the marketplace.

--------------------------------------------------------------------------------
                          TAX-EXEMPT MONEY MARKET fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to maximize current income that is exempt from federal income tax while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in high-quality, short-term, fixed-income MUNICIPAL OBLIGATIONS issued by states, counties, cities or other governmental entities that generate income exempt from federal income tax other than the federal alternative minimum tax. The Fund's investments may include VARIABLE RATE OBLIGATIONS, MUNICIPAL BONDS, HOLDINGS IN OTHER INVESTMENT COMPANIES, MUNICIPAL LEASES, WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES and AMT-SUBJECT BONDS.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Liquidity Risk

- Management Risk

- Tax Risk

- Money Market Risk

                     YEARLY performance of Class A Shares*

[Tax-Exempt Money Market Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             2.37
1995                                                                             4.01
1996                                                                             3.05
1997                                                                             3.18
1998                                                                             3.07
1999                                                                             2.69
2000                                                                             3.48
2001                                                                             2.16
2002                                                                             0.94
2003                                                                             0.46

During the periods shown in the above bar chart, the highest quarterly return was 1.44% (for the quarter ended 6/30/95), and the lowest was 0.08% (for the quarter ended 9/30/03).

                               PERFORMANCE TABLE*

                                                                PAST    PAST    PAST
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE    FIVE     TEN
  (FOR PERIODS ENDED DECEMBER 31, 2003)                         YEAR    YEARS   YEARS
  CLASS A SHARES                                                0.46%   1.94%   2.54%
  CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX**                  1.07%   3.76%   4.19%

 * The Fund's performance through December 31, 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.
** This is an unmanaged index that measures the performance of 3-month U.S.
   Treasury bills currently available in the marketplace.

--------------------------------------------------------------------------------
                             CALIFORNIA MONEY fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to maximize current income that is exempt from federal and California state personal income tax, consistent with safety of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in high-quality, short-term, fixed-income MUNICIPAL OBLIGATIONS issued by states, counties, cities or other governmental bodies that generate income exempt from California state personal income tax and federal income tax other than the federal alternative minimum tax. The Fund may also invest in VARIABLE RATE OBLIGATIONS, MUNICIPAL BONDS, HOLDINGS IN OTHER INVESTMENT COMPANIES, MUNICIPAL LEASES, WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES and AMT-SUBJECT BONDS.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Geographic Concentration Risk

- Liquidity Risk

- Management Risk

- Tax Risk

- Money Market Risk

The Fund is also "non-diversified," which means that the Fund may invest more of its assets in the securities of fewer issuers than other mutual funds. Thus, the Fund is also subject to non-diversification risk.

                     YEARLY performance of Class A Shares*

[California Money Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             2.20
1995                                                                             3.11
1996                                                                             2.76
1997                                                                             2.85
1998                                                                             2.48
1999                                                                             2.27
2000                                                                             2.93
2001                                                                             1.92
2002                                                                             0.85
2003                                                                             0.47

During the periods shown in the above bar chart, the highest quarterly return was 1.32% (for the quarter ended 3/31/01), and the lowest was 0.07% (for the quarter ended 9/30/03).

                               PERFORMANCE TABLE*

                                                                PAST    PAST    PAST
  AVERAGE ANNUAL TOTAL RETURNS                                   ONE    FIVE     TEN
  (FOR PERIODS ENDED DECEMBER 31, 2003)                         YEAR    YEARS   YEARS
  CLASS A SHARES                                                0.47%   1.68%   2.18%
  CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX**                  1.07%   3.76%   4.19%

 * The Fund's performance through December 31, 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.
** This is an unmanaged index that measures the performance of 3-month U.S.
   Treasury bills currently available in the marketplace.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio or Fund changes with the value of the investments held by that Portfolio or Fund. Many factors can affect that value, and it is possible that you may lose money on investments in the Portfolios and Funds. Factors that may affect a particular Portfolio or Fund as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Portfolios and Funds are subject to principal risks. These risks can change over time, because the types of investments made by the Portfolios and Funds can change over time. Investments mentioned in this summary and described in greater detail under "Description of the Portfolios and Funds" or "Common Investment Practices" appear in BOLD TYPE. Those sections also include more information about the Portfolios and Funds, their investments and the related risks.

- MARKET RISK. Each of the Portfolios and Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a Fund's portfolio of securities.

    One aspect of market risk is interest rate risk. As interest rates rise, the value of your investment in a Portfolio or Fund is likely to decline because its income-producing equity or fixed-income investments are likely to be worth less.

    Even Funds such as the Short Term Income and U.S. Government Securities Funds are subject to interest rate risk, even though they generally invest substantial portions of their assets in the highest quality fixed-income securities, such as U.S. GOVERNMENT SECURITIES.

    Interest rate risk is generally greater for Funds that invest in FIXED-INCOME SECURITIES with longer maturities. This risk may be compounded for Funds such as the U.S. Government Securities, Income, Tax-Exempt Bond and California Municipal Funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES which may be prepaid. These securities have variable maturities that tend to lengthen when that is least desirable -- when interest rates are rising. Increased market risk is also likely for Funds such as the Short Term Income and Income Funds that invest in debt securities paying no interest, such as ZERO-COUPON and PAYMENT-IN-KIND SECURITIES.

    Except for the REIT Fund with respect to real estate, none of the Funds concentrates its assets in any particular industry. However, any of the Funds may concentrate its assets in a broad economic sector or geographic region. To the extent such investments are affected by common economic forces and other factors, this may increase a Fund's vulnerability to such factors.

    The Equity Funds, by investing in equity securities, such as common stock, preferred stock and convertible securities, are exposed to a separate set of market risks. Those risks include the risk of broader equity market declines as well as more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

- CREDIT RISK. Each of the Portfolios and Funds may be subject to credit risk to the extent that it invests, directly or indirectly, in FIXED-INCOME SECURITIES, REITS or STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a fixed-income security or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for Funds such as the Equity Income, Small Cap Value, Growth & Income, Mid Cap Stock, Growth, Small Cap Growth, Income, High Yield and Tax-Exempt Bond Funds that may invest significantly in BELOW-INVESTMENT-GRADE SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, Income, High Yield and Money Market Funds, which make FOREIGN INVESTMENTS denominated in U.S. dollars, are also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

- CURRENCY RISK. Funds such as the REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, Income and High Yield Funds that invest in securities denominated in, and/or receive revenues in, foreign currencies will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

- FOREIGN INVESTMENT RISK. Each of the Funds that can make FOREIGN INVESTMENTS, such as the REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, Income, High Yield and Money Market Funds, may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as Southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated.

- GEOGRAPHIC CONCENTRATION RISK. Funds such as the West Coast Equity, California Municipal, California Insured Intermediate Municipal and California Money Funds that invest significant portions of their assets in concentrated geographic areas like the northwestern United States and/or California generally have more exposure to regional economic risks than Funds making investments more broadly.

- LEVERAGING RISK. When a Fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The REIT, Small Cap Value, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, High Yield, California Municipal and California Insured Intermediate Municipal Funds may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The REIT, Equity Income and Growth & Income Funds and Fixed-Income and Municipal Funds may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. Each Portfolio and Fund, except the Money Funds, may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives) or by BORROWING money to meet redemption requests. The Money Funds may take on leveraging risk by investing collateral from securities loans and by borrowing money to meet redemption requests.

- NON-DIVERSIFICATION RISK. Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. Each of the California Municipal, California Insured Intermediate Municipal and California Money Funds is NON-DIVERSIFIED. This means they can invest a greater portion of their assets in a relatively small number of issuers and will have greater concentration of risk. Some of those issuers may present substantial credit or other risks.

- REAL ESTATE RISK. Funds such as the REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, Short Term Income and Income Funds, which may invest a significant portion of their assets in REITS, are subject to risks affecting real estate investments. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a Fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries, and may result in greater losses and volatility. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A Fund investing in REITs will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. A Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The REIT Fund is especially sensitive to these risks because it normally invests at least 80% of its net assets plus borrowings for investment purposes in REIT securities.

- DERIVATIVES RISK. Each of the Portfolios and Funds, except the Money Funds, may, subject to the limitations and restrictions stated elsewhere in this Prospectus and the SAI, enter into STRATEGIC TRANSACTIONS involving derivatives such as forward contracts, futures contracts, options, swaps, caps, floors and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate or index. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

- LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these ILLIQUID SECURITIES at an advantageous price. All of the Portfolios and Funds may be subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to be subject to greater liquidity risk. In addition, liquidity risk increases for Funds that hold RESTRICTED SECURITIES.

- MANAGEMENT RISK. Each Portfolio and Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors, or the sub-advisor if applicable, will apply its investment techniques and risk analyses in making investment decisions for the Portfolios or Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases derivatives and other investments may be unavailable or WM Advisors or the sub-advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Portfolios or Funds.

- SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. The Equity Funds and the High Yield Fund generally have the greatest exposure to this risk.

- TAX RISK. The Municipal Funds and the Tax-Exempt Money Market and California Money Funds are subject to the risk that some or all of the interest they receive might become taxable by law or be determined by the Internal Revenue Service (or the relevant state tax authority) to be taxable. In this event, the value of the Funds' investments would likely fall, and some or all of the income distributions paid by the Funds might become taxable. In addition, some or all of the income distributions paid by these Funds may be subject to federal alternative minimum income tax.

- MONEY MARKET RISK. While the Money Funds are designed to be relatively low risk investments, they are not entirely free of risk. The Money Funds may not be able to maintain a net asset value ("NAV") of $1.00 per share as a result of a deterioration in the credit quality of issuers whose securities the Funds hold, or an increase in interest rates. In addition, investments in the Money Funds are subject to the risk that inflation may erode the Funds' purchasing power over time.

- PORTFOLIO REALLOCATION RISK. From time to time, one or more of a Portfolio's underlying Funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect such Funds, since Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Portfolios own substantial portions of some Funds, a redemption or reallocation by the Portfolios away from a Fund could cause the Fund's expenses to increase, and may result in a Fund's becoming too small to be economically viable. WM Advisors is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Funds. WM Advisors will at all times monitor the impact on the Funds of transactions by the Portfolios.

- PORTFOLIO RISK. Each of the Portfolios allocates its assets among the Funds as determined by WM Advisors and in accordance with the investment restrictions discussed above. As a result, the Portfolios share the risks of each of the Funds in which they invest, which are described above.

    In particular, the Portfolios may be subject to credit risk. For instance, the Strategic Growth Portfolio can invest up to 50% of its assets in each of the REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, Growth and Small Cap Growth Funds and up to 25% of its assets in the High Yield Fund. Each of these Funds may invest significant amounts of its assets in BELOW-INVESTMENT-GRADE SECURITIES ("junk bonds"). The Portfolios may also be exposed to FOREIGN INVESTMENT RISK through their investments in the Small Cap Value, Mid Cap Stock, Growth, Small Cap Growth, Short Term Income, Income, International Growth, or High Yield Funds. In choosing among the Portfolios, investors should understand the risks of each of the Funds and the extent to which each Portfolio invests in each Fund.

    Investing in Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Funds. See "Tax Considerations" for additional information about the tax implications of investing in the Portfolios.

    Under certain circumstances, a Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until WM Advisors determines that it is appropriate to dispose of such securities.

    The officers, trustees, advisor, distributor and transfer agent of the Portfolios serve in the same capacities for the Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to the Portfolios and the Funds. Because WM Advisors earns different fees from the Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of WM Advisors.

                            PRINCIPAL RISKS by fund

The following chart summarizes the principal risks of each Fund other than market risk, credit risk, liquidity risk, management risk and portfolio reallocation risk, which apply to all of the Funds. The Portfolios share in the risks of each of the Funds in which they invest. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

                                   Foreign     Geographic
                       Currency   Investment  Concentration  Leveraging  Non-Diversification
                         Risk        Risk         Risk          Risk            Risk
    REIT                   X          X                          X
    fund

    EQUITY INCOME          X          X                          X
    fund

    SMALL CAP VALUE        X          X                          X
    fund

    GROWTH &
    INCOME                 X          X                          X
    fund

    WEST COAST EQUITY      X          X             X            X
    fund

    MID CAP STOCK
    fund                   X          X                          X

    GROWTH
    fund                   X          X                          X

    SMALL CAP
    GROWTH                 X          X                          X
    fund

    INTERNATIONAL
    GROWTH                 X          X                          X
    fund

    SHORT TERM INCOME      X          X                          X
    fund

    U.S. GOVERNMENT
    SECURITIES                                                   X
    fund

    INCOME                 X          X                          X
    fund

    HIGH YIELD             X          X                          X
    fund

    TAX-EXEMPT
    BOND                                                         X
    fund

    CALIFORNIA
    MUNICIPAL                                       X            X                X
    fund

    CALIFORNIA
    INSURED
    INTERMEDIATE
    MUNICIPAL                                       X            X                X
    fund

    MONEY MARKET                      X
    fund

    TAX-EXEMPT
    MONEY MARKET
    fund

    CALIFORNIA
    MONEY                                           X                             X
    fund

                        Real                Smaller        Money
                       Estate  Derivatives  Company  Tax   Market
                        Risk      Risk       Risk    Risk   Risk
    REIT                 X          X          X
    fund

    EQUITY INCOME        X          X          X
    fund

    SMALL CAP VALUE      X          X          X
    fund

    GROWTH &
    INCOME               X          X          X
    fund

    WEST COAST EQUITY    X          X          X
    fund

    MID CAP STOCK
    fund                 X          X          X

    GROWTH
    fund                            X          X

    SMALL CAP
    GROWTH                          X          X
    fund

    INTERNATIONAL
    GROWTH                          X          X
    fund

    SHORT TERM INCOME    X          X
    fund

    U.S. GOVERNMENT
    SECURITIES                      X
    fund

    INCOME               X          X
    fund

    HIGH YIELD                      X          X
    fund

    TAX-EXEMPT
    BOND                            X                 X
    fund

    CALIFORNIA
    MUNICIPAL                       X                 X
    fund

    CALIFORNIA
    INSURED
    INTERMEDIATE
    MUNICIPAL                       X                 X
    fund

    MONEY MARKET                                             X
    fund

    TAX-EXEMPT
    MONEY MARKET                                      X      X
    fund

    CALIFORNIA
    MONEY                                             X      X
    fund

--------------------------------------------------------------------------------

                 FEES AND EXPENSES OF THE PORTFOLIOS AND FUNDS

This table describes the fees and expenses that you may pay if you invest in Class A, B or C shares of a Portfolio or Fund. Each of the Portfolios and Funds may offer other classes of shares that are subject to different fees and expenses. For information about other classes of shares offered by the Portfolios and Funds, please contact WM Shareholder Services at 1-800-222-5852. The examples on the next three pages are intended to help you compare the cost of investing in the Portfolios and Funds with the costs of investing in other mutual funds. The examples assume that your investment has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission, and that the Portfolio's or Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.

----------------------------------------------------------------------------------------------------------------------------------
                              SHAREHOLDER FEES(1)                           CLASS A         CLASS B          CLASS C
                   (fees paid directly from your investment)             SHARES (in %)   SHARES (in %)    SHARES (in %)
         -------------------------------------------------------------------------------------------------------------------
         Maximum sales charge (load) imposed on purchases (as a
         percentage of offering price)
           Equity Funds and Conservative Balanced, Balanced,
         Conservative Growth and Strategic Growth Portfolios                  5.50            0.00             0.00
         -------------------------------------------------------------------------------------------------------------------
           Fixed-Income Funds, Municipal Funds and Flexible Income
           Portfolio                                                          4.50(2)         0.00             0.00
         -------------------------------------------------------------------------------------------------------------------
           Money Funds                                                        0.00(3)         0.00             0.00
         -------------------------------------------------------------------------------------------------------------------
         Maximum deferred sales charge (load) (as a percentage of
         original purchase price)(7)                                          0.00(4,8)       5.00(5)          1.00(6)
         -------------------------------------------------------------------------------------------------------------------

         (1) An annual fee up to $12 may be imposed on accounts that fall below $1,000. See "Other Policies and
         Practices of the WM Group of Funds -- Small Accounts."
         (2) 3.50% for Short Term Income Fund.
         (3) Regular sales charges apply when Class A shares of a Money Fund (on which no sales charge was paid at time of purchase) are exchanged for shares of any other Fund.
         (4) Certain investors who purchase Class A shares without paying an initial sales charge may be subject to a deferred sales charge of 1.00% on redemptions within the first 18 months.
         (5) The maximum deferred sales charge is imposed on shares redeemed in the first and second years. For shares held longer than two years, the deferred sales charge declines according to the schedules set forth under
             "Choosing a Share Class -- Class B Shares -- Contingent Deferred Sales Charge on Class B Shares" in this
             Prospectus. The maximum deferred sales charge for Class B shares of the Short Term Income Fund is 4.00%.
         (6) Class C shares redeemed within the first 12 months are subject to a 1.00% contingent deferred sales charge.
         (7) A $10 fee may be charged for redemptions made by wire transfer. Contingent deferred sales charges for shares purchased prior to April 1, 2003 are described in the SAI.
         (8) Redemptions of Class A shares of the International Growth Fund, including exchange redemptions, within 90 days of purchase will be subject to a redemption fee equal to 2.00% of redemption proceeds (in addition to any applicable CDSC), which will be retained by the Fund. The redemption fee does not apply to redemptions of less than $10,000.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                        ANNUAL FUND
                                                                    OPERATING EXPENSES
                                                                (expenses that are deducted
         CLASS A SHARES                                              from Fund assets)
         -------------------------------------------------------------------------------------------
                                                                                             Total
                                                                                            Annual
                                                                    Service                  Fund
                                                       Management   (12b-1)      Other     Operating
                                                          Fees      Fees(1)    Expenses    Expenses
         -------------------------------------------------------------------------------------------
         Flexible Income Portfolio(2)                     0.65%       0.25%      0.14%       1.04%
         -------------------------------------------------------------------------------------------
         Conservative Balanced Portfolio(2)               0.65        0.25       0.19        1.09
         -------------------------------------------------------------------------------------------
         Balanced Portfolio(2)                            0.65        0.25       0.12        1.02
         -------------------------------------------------------------------------------------------
         Conservative Growth Portfolio(2)                 0.65        0.25       0.15        1.05
         -------------------------------------------------------------------------------------------
         Strategic Growth Portfolio(2)                    0.65        0.25       0.23        1.13
         -------------------------------------------------------------------------------------------
         REIT Fund                                        0.80        0.25       0.36        1.41
         -------------------------------------------------------------------------------------------
         Equity Income Fund                               0.54        0.25       0.16        0.95
         -------------------------------------------------------------------------------------------
         Small Cap Value Fund(4)                          0.85        0.25       0.54        1.64
         -------------------------------------------------------------------------------------------
         Growth & Income Fund                             0.52        0.25       0.16        0.93
         -------------------------------------------------------------------------------------------
         West Coast Equity Fund                           0.58        0.25       0.19        1.02
         -------------------------------------------------------------------------------------------
         Mid Cap Stock Fund                               0.75        0.25       0.16        1.16
         -------------------------------------------------------------------------------------------
         Growth Fund                                      0.79        0.25       0.58        1.62
         -------------------------------------------------------------------------------------------
         Small Cap Growth Fund                            0.85        0.25       0.54        1.64
         -------------------------------------------------------------------------------------------
         International Growth Fund                        0.90        0.25       0.55        1.70
         -------------------------------------------------------------------------------------------
         Short Term Income Fund(5)                        0.50        0.25       0.22        0.97
         -------------------------------------------------------------------------------------------
         U.S. Government Securities Fund                  0.50        0.25       0.18        0.93
         -------------------------------------------------------------------------------------------
         Income Fund                                      0.50        0.25       0.19        0.94
         -------------------------------------------------------------------------------------------
         High Yield Fund                                  0.57        0.25       0.15        0.97
         -------------------------------------------------------------------------------------------
         Tax-Exempt Bond Fund                             0.49        0.25       0.14        0.88
         -------------------------------------------------------------------------------------------
         California Municipal Fund                        0.50        0.25       0.10        0.85
         -------------------------------------------------------------------------------------------
         California Insured Intermediate Municipal
         Fund                                             0.50        0.25       0.11        0.86
         -------------------------------------------------------------------------------------------
         Money Market Fund                                0.45        0.00       0.14        0.59
         -------------------------------------------------------------------------------------------
         Tax-Exempt Money Market Fund(3)                  0.45        0.00       0.34        0.79
         -------------------------------------------------------------------------------------------
         California Money Fund(3)                         0.45        0.00       0.35        0.80
         -------------------------------------------------------------------------------------------

------------------------------------------------------  -------------------------------------------------
                                                        EXAMPLES: You would pay the following
                                                        expenses on a $10,000 investment assuming
                                                        a 5% annual return and redemption at the
         CLASS A SHARES                                 end of each period:
         ---------------------------------------------  -------------------------------------------------

                                                          One       Three       Five         Ten
                                                         Year       Years       Years       Years
         ---------------------------------------------  -------------------------------------------------
         Flexible Income Portfolio(2)                    $551      $  766      $  998      $1,664
         -------------------------------------------------------------------------------------------
         Conservative Balanced Portfolio(2)               655         878       1,118       1,806
         -------------------------------------------------------------------------------------------
         Balanced Portfolio(2)                            648         857       1,082       1,729
         -------------------------------------------------------------------------------------------
         Conservative Growth Portfolio(2)                 651         866       1,098       1,762
         -------------------------------------------------------------------------------------------
         Strategic Growth Portfolio(2)                    659         889       1,138       1,849
         -------------------------------------------------------------------------------------------
         REIT Fund                                        686         972       1,279       2,148
         -------------------------------------------------------------------------------------------
         Equity Income Fund                               642         836       1,047       1,652
         -------------------------------------------------------------------------------------------
         Small Cap Value Fund(4)                          708       1,039          --          --
         -------------------------------------------------------------------------------------------
         Growth & Income Fund                             640         830       1,036       1,630
         -------------------------------------------------------------------------------------------
         West Coast Equity Fund                           648         857       1,082       1,729
         -------------------------------------------------------------------------------------------
         Mid Cap Stock Fund                               662         898       1,153       1,881
         -------------------------------------------------------------------------------------------
         Growth Fund                                      706       1,033       1,383       2,366
         -------------------------------------------------------------------------------------------
         Small Cap Growth Fund                            708       1,039       1,393       2,387
         -------------------------------------------------------------------------------------------
         International Growth Fund                        713       1,056       1,422       2,448
         -------------------------------------------------------------------------------------------
         Short Term Income Fund(5)                        445         648         868       1,498
         -------------------------------------------------------------------------------------------
         U.S. Government Securities Fund                  541         733         942       1,542
         -------------------------------------------------------------------------------------------
         Income Fund                                      542         736         947       1,553
         -------------------------------------------------------------------------------------------
         High Yield Fund                                  545         745         962       1,586
         -------------------------------------------------------------------------------------------
         Tax-Exempt Bond Fund                             536         718         916       1,486
         -------------------------------------------------------------------------------------------
         California Municipal Fund                        533         709         900       1,452
         -------------------------------------------------------------------------------------------
         California Insured Intermediate Municipal
         Fund                                             534         712         905       1,463
         -------------------------------------------------------------------------------------------
         Money Market Fund                                 60         189         329         738
         -------------------------------------------------------------------------------------------
         Tax-Exempt Money Market Fund(3)                   81         252         439         978
         -------------------------------------------------------------------------------------------
         California Money Fund(3)                          82         255         444         990
         -------------------------------------------------------------------------------------------

    (1) 12b-1 fees represent servicing fees which are paid to WM Funds Distributor, Inc. (the "Distributor"). See "Other Policies and
        Practices of the WM Group of Funds -- Distribution Plan and Additional Information Regarding Dealer Compensation."
    (2) Does not include underlying Fund expenses that the Portfolios bear indirectly.
    (3) Does not reflect undertaking by WM Advisors to limit the Fund's total operating expenses to the percentage of net assets shown on page 68.
    (4) Percentages for the Small Cap Value Fund are based on estimated amounts for the current fiscal year.
    (5) Does not reflect WM Shareholder Services, Inc.'s agreement to waive the Fund's transfer agency fees for the current fiscal year.
--------------------------------------------------------------------------------


                                                          ANNUAL FUND
                                                      OPERATING EXPENSES
                                                  (expenses that are deducted
    CLASS B SHARES                                     from Fund assets)
    ------------------------------------------------------------------------------------
                                                    Distribution                 Total
                                                        and                     Annual
                                                      Service                    Fund
                                       Management     (12b-1)        Other     Operating
                                          Fees        Fees(1)      Expenses    Expenses
                                       -------------------------------------------------
    Flexible Income Portfolio(3)          0.65%         1.00%        0.14%       1.79%
    ------------------------------------------------------------------------------------
    Conservative Balanced Portfolio(3)    0.65          1.00         0.21        1.86
    ------------------------------------------------------------------------------------
    Balanced Portfolio(3)                 0.65          1.00         0.13        1.78
    ------------------------------------------------------------------------------------
    Conservative Growth Portfolio(3)      0.65          1.00         0.16        1.81
    ------------------------------------------------------------------------------------
    Strategic Growth Portfolio(3)         0.65          1.00         0.23        1.88
    ------------------------------------------------------------------------------------
    REIT Fund                             0.80          1.00         0.33        2.13
    ------------------------------------------------------------------------------------
    Equity Income Fund                    0.54          1.00         0.35        1.89
    ------------------------------------------------------------------------------------
    Small Cap Value Fund(4)               0.85          1.00         0.96        2.81
    ------------------------------------------------------------------------------------
    Growth & Income Fund                  0.52          1.00         0.44        1.96
    ------------------------------------------------------------------------------------
    West Coast Equity Fund                0.58          1.00         0.43        2.01
    ------------------------------------------------------------------------------------
    Mid Cap Stock Fund                    0.75          1.00         0.49        2.24
    ------------------------------------------------------------------------------------
    Growth Fund                           0.79          1.00         0.75        2.54
    ------------------------------------------------------------------------------------
    Small Cap Growth Fund                 0.85          1.00         0.96        2.81
    ------------------------------------------------------------------------------------
    International Growth Fund             0.90          1.00         1.01        2.91
    ------------------------------------------------------------------------------------
    Short Term Income Fund(5)             0.50          1.00         0.20        1.70
    ------------------------------------------------------------------------------------
    U.S. Government Securities Fund       0.50          1.00         0.16        1.66
    ------------------------------------------------------------------------------------
    Income Fund                           0.50          1.00         0.15        1.65
    ------------------------------------------------------------------------------------
    High Yield Fund                       0.57          1.00         0.16        1.73
    ------------------------------------------------------------------------------------
    Tax-Exempt Bond Fund                  0.49          1.00         0.13        1.62
    ------------------------------------------------------------------------------------
    California Municipal Fund             0.50          1.00         0.09        1.59
    ------------------------------------------------------------------------------------
    California Insured Intermediate
      Municipal Fund                      0.50          1.00         0.12        1.62
    ------------------------------------------------------------------------------------
    Money Market Fund                     0.45          1.00         0.26        1.71
    ------------------------------------------------------------------------------------


                                        EXAMPLES: You would pay the following expenses on a $10,000 investment assuming a 5% annual return and either:
                                        (a) redemption at the end of each period or
    CLASS B SHARES                      (b) no redemption:
    ----------------------------------  ---------------------------------------------------------------------

                                                       (a)                                 (b)
                                        One    Three     Five      Ten      One    Three     Five      Ten
                                        Year   Years    Years    Years(2)   Year   Years    Years    Years(2)
                                        ---------------------------------------------------------------------
    Flexible Income Portfolio(3)        $682   $  963   $1,170    $1,907    $182   $  563   $  970    $1,907
    ---------------------------------------------------------------------------------------------------------
    Conservative Balanced Portfolio(3)   689      985    1,206     1,978     189      585    1,006     1,978
    ---------------------------------------------------------------------------------------------------------
    Balanced Portfolio(3)                681      960    1,164     1,894     181      560      964     1,894
    ---------------------------------------------------------------------------------------------------------
    Conservative Growth Portfolio(3)     684      969    1,180     1,926     184      569      980     1,926
    ---------------------------------------------------------------------------------------------------------
    Strategic Growth Portfolio(3)        691      991    1,216     2,005     191      591    1,016     2,005
    ---------------------------------------------------------------------------------------------------------
    REIT Fund                            716    1,067    1,344     2,278     216      667    1,144     2,278
    ---------------------------------------------------------------------------------------------------------
    Equity Income Fund                   692      994    1,221     1,966     192      594    1,021     1,966
    ---------------------------------------------------------------------------------------------------------
    Small Cap Value Fund(4)              784    1,271       --        --     284      871       --        --
    ---------------------------------------------------------------------------------------------------------
    Growth & Income Fund                 699    1,015    1,257     2,017     199      615    1,057     2,017
    ---------------------------------------------------------------------------------------------------------
    West Coast Equity Fund               704    1,030    1,283     2,081     204      630    1,083     2,081
    ---------------------------------------------------------------------------------------------------------
    Mid Cap Stock Fund                   727    1,100    1,400     2,301     227      700    1,200     2,301
    ---------------------------------------------------------------------------------------------------------
    Growth Fund                          757    1,191    1,550     2,649     257      791    1,350     2,649
    ---------------------------------------------------------------------------------------------------------
    Small Cap Growth Fund                784    1,271    1,684     2,857     284      871    1,484     2,857
    ---------------------------------------------------------------------------------------------------------
    International Growth Fund            794    1,301    1,733     2,945     294      901    1,533     2,945
    ---------------------------------------------------------------------------------------------------------
    Short Term Income Fund(5)            573      836      923     1,814     173      536      923     1,814
    ---------------------------------------------------------------------------------------------------------
    U.S. Government Securities Fund      669      923    1,102     1,770     169      523      902     1,770
    ---------------------------------------------------------------------------------------------------------
    Income Fund                          668      920    1,097     1,765     168      520      897     1,765
    ---------------------------------------------------------------------------------------------------------
    High Yield Fund                      676      945    1,139     1,839     176      545      939     1,839
    ---------------------------------------------------------------------------------------------------------
    Tax-Exempt Bond Fund                 665      911    1,081     1,724     165      511      881     1,724
    ---------------------------------------------------------------------------------------------------------
    California Municipal Fund            662      902    1,066     1,690     162      502      866     1,690
    ---------------------------------------------------------------------------------------------------------
    California Insured Intermediate
      Municipal Fund                     665      911    1,081     1,718     165      511      881     1,718
    ---------------------------------------------------------------------------------------------------------
    Money Market Fund                    674      939    1,128     1,721     174      539      928     1,721
    ---------------------------------------------------------------------------------------------------------

  (1) 0.25% of the 12b-1 fees shown represent servicing fees which are paid to the Distributor. Long-term Class B shareholders may pay more than the sales charge paid by Class A shareholders. See "Other Policies and Practices of the WM Group of Funds -- Distribution Plan and Additional Information Regarding Dealer Compensation."
  (2) Class B shares convert to Class A shares after eight years; accordingly, the expense amounts for years nine and ten are based on Class A share expenses.
  (3) Does not include underlying Fund expenses that the Portfolios bear indirectly. Management Fees and Other Expenses have been restated to reflect current fees.
  (4) Percentages for the Small Cap Value Fund are based on estimated amounts for the current fiscal year.
  (5) Does not reflect WM Shareholder Services, Inc.'s agreement to waive the Fund's transfer agency fees for the current fiscal year.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                               ANNUAL FUND
                                                           OPERATING EXPENSES
                                                       (expenses that are deducted
         CLASS C SHARES                                     from Fund assets)
         ------------------------------------------------------------------------------------
                                                                                      Total
                                                         Distribution                Annual
                                                         and Service                  Fund
                                            Management     (12b-1)        Other     Operating
                                               Fees        Fees(1)      Expenses    Expenses
                                            -------------------------------------------------
         Flexible Income Portfolio(2)          0.65%         1.00%        0.14%       1.79%
         ------------------------------------------------------------------------------------
         Conservative Balanced Portfolio(2)    0.65          1.00         0.19        1.84
         ------------------------------------------------------------------------------------
         Balanced Portfolio(2)                 0.65          1.00         0.11        1.76
         ------------------------------------------------------------------------------------
         Conservative Growth Portfolio(2)      0.65          1.00         0.14        1.79
         ------------------------------------------------------------------------------------
         Strategic Growth Portfolio(2)         0.65          1.00         0.19        1.84
         ------------------------------------------------------------------------------------
         REIT Fund                             0.80          1.00         0.26        2.06
         ------------------------------------------------------------------------------------
         Equity Income Fund                    0.54          1.00         0.24        1.78
         ------------------------------------------------------------------------------------
         Small Cap Value Fund(3)               0.85          1.00         0.43        2.28
         ------------------------------------------------------------------------------------
         Growth & Income Fund                  0.52          1.00         0.37        1.89
         ------------------------------------------------------------------------------------
         West Coast Equity Fund                0.58          1.00         0.32        1.90
         ------------------------------------------------------------------------------------
         Mid Cap Stock Fund                    0.75          1.00         0.40        2.15
         ------------------------------------------------------------------------------------
         Growth Fund                           0.79          1.00         0.40        2.19
         ------------------------------------------------------------------------------------
         Small Cap Growth Fund                 0.85          1.00         0.43        2.28
         ------------------------------------------------------------------------------------
         International Growth Fund             0.90          1.00         0.74        2.64
         ------------------------------------------------------------------------------------
         Short Term Income Fund(4)             0.50          1.00         0.15        1.65
         ------------------------------------------------------------------------------------
         U.S. Government Securities Fund       0.50          1.00         0.14        1.64
         ------------------------------------------------------------------------------------
         Income Fund                           0.50          1.00         0.13        1.63
         ------------------------------------------------------------------------------------
         High Yield Fund                       0.57          1.00         0.14        1.71
         ------------------------------------------------------------------------------------
         Tax-Exempt Bond Fund                  0.49          1.00         0.12        1.61
         ------------------------------------------------------------------------------------
         California Municipal Fund             0.50          1.00         0.09        1.59
         ------------------------------------------------------------------------------------
         California Insured Intermediate
           Municipal Fund                      0.50          1.00         0.12        1.62
         ------------------------------------------------------------------------------------
         Money Market Fund                     0.45          1.00         0.22        1.67
         ------------------------------------------------------------------------------------

-------------------------------------------  -------------------------------------------------------------------
                                             EXAMPLES: You would pay the following expenses on a $10,000 investment assuming a 5% annual return and either:
                                             (a) redemption at the end of each period or
         CLASS C SHARES                      (b) no redemption
         ----------------------------------  -------------------------------------------------------------------

                                                          (a)                                  (b)
                                             One    Three    Five     Ten         One    Three    Five     Ten
                                             Year   Years   Years    Years        Year   Years   Years    Years
         -------------------------------------------------------------------------------------------------------
         Flexible Income Portfolio(2)        $282   $563    $  970   $2,105       $182   $563    $  970   $2,105
         -------------------------------------------------------------------------------------------------------
         Conservative Balanced Portfolio(2)   287    579       995    2,159        187    579       995    2,159
         -------------------------------------------------------------------------------------------------------
         Balanced Portfolio(2)                279    554       954    2,073        179    554       954    2,073
         -------------------------------------------------------------------------------------------------------
         Conservative Growth Portfolio(2)     282    563       970    2,105        182    563       970    2,105
         -------------------------------------------------------------------------------------------------------
         Strategic Growth Portfolio(2)        287    579       995    2,159        187    579       995    2,159
         -------------------------------------------------------------------------------------------------------
         REIT Fund                            309    646     1,108    2,390        209    646     1,108    2,390
         -------------------------------------------------------------------------------------------------------
         Equity Income Fund                   281    560       964    2,095        181    560       964    2,095
         -------------------------------------------------------------------------------------------------------
         Small Cap Value Fund(3)              331    712        --       --        231    712        --       --
         -------------------------------------------------------------------------------------------------------
         Growth & Income Fund                 292    594     1,021    2,212        192    594     1,021    2,212
         -------------------------------------------------------------------------------------------------------
         West Coast Equity Fund               293    597     1,026    2,222        193    597     1,026    2,222
         -------------------------------------------------------------------------------------------------------
         Mid Cap Stock Fund                   318    673     1,154    2,483        218    673     1,154    2,483
         -------------------------------------------------------------------------------------------------------
         Growth Fund                          322    685     1,175    2,524        222    685     1,175    2,524
         -------------------------------------------------------------------------------------------------------
         Small Cap Growth Fund                331    712     1,220    2,615        231    712     1,220    2,615
         -------------------------------------------------------------------------------------------------------
         International Growth Fund            367    820     1,400    2,973        267    820     1,400    2,973
         -------------------------------------------------------------------------------------------------------
         Short Term Income Fund(4)            268    520       897    1,955        168    520       897    1,955
         -------------------------------------------------------------------------------------------------------
         U.S. Government Securities Fund      267    517       892    1,944        167    517       892    1,944
         -------------------------------------------------------------------------------------------------------
         Income Fund                          266    514       887    1,933        166    514       887    1,933
         -------------------------------------------------------------------------------------------------------
         High Yield Fund                      274    539       928    2,019        174    539       928    2,019
         -------------------------------------------------------------------------------------------------------
         Tax-Exempt Bond Fund                 264    508       876    1,911        164    508       876    1,911
         -------------------------------------------------------------------------------------------------------
         California Municipal Fund            262    502       866    1,889        162    502       866    1,889
         -------------------------------------------------------------------------------------------------------
         California Insured Intermediate
           Municipal Fund                     265    511       881    1,922        165    511       881    1,922
         -------------------------------------------------------------------------------------------------------
         Money Market Fund                    270    526       907    1,976        170    526       907    1,976
         -------------------------------------------------------------------------------------------------------

    (1) 0.25% of the 12b-1 fees represent servicing fees which are paid to the Distributor. Long-term Class C shareholders may pay more than the sales charge paid by Class A shareholders. See "Other Policies and Practices of the WM Group of Funds -- Distribution Plan and Additional Information Regarding Dealer Compensation."
    (2) Does not include underlying Fund expenses that the Portfolios bear indirectly. Management Fees and Other Expenses have been restated to reflect current fees.
    (3) Percentages for the Small Cap Value Fund are based on estimated amounts for the current fiscal year.
    (4) Does not reflect WM Shareholder Services, Inc.'s agreement to waive the Fund's transfer agency fees for the current fiscal year.
--------------------------------------------------------------------------------

ESTIMATED AGGREGATE PORTFOLIO EXPENSES

The following table sets forth the estimated aggregate expenses of the Portfolios, including expenses of the underlying Funds, based upon expenses shown in the table above for each Portfolio and corresponding expenses for each underlying Fund's Class I shares, which are not offered through this Prospectus. These estimates assume a constant allocation by each Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio at October 31, 2003. A Portfolio's actual expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the underlying Funds, the expenses of the underlying Funds, and/or the Portfolio's own expenses.

---------------------------------------------------------------------------------------------------
                                                           EXAMPLES: You would pay the following
                                                         combined expenses on a $10,000 investment
                                                        assuming a 5% annual return and redemption
                                                                at the end of each period.
         ------------------------------------------------------------------------------------------
                                              Total
                                             Annual
                                            Combined
                                            Operating     One       Three       Five         Ten
                                            Expenses     Year       Years       Years       Years
         ------------------------------------------------------------------------------------------
         CLASS A SHARES
         Flexible Income Portfolio            1.66%      $611      $  950      $1,312      $2,327
         Conservative Balanced Portfolio      1.74        717       1,068       1,442       2,489
         Balanced Portfolio                   1.70        713       1,056       1,422       2,448
         Conservative Growth Portfolio        1.78        721       1,079       1,461       2,529
         Strategic Growth Portfolio           1.92        734       1,120       1,530       2,670

         CLASS B SHARES
         Flexible Income Portfolio            2.41        744       1,151       1,485       2,560
         Conservative Balanced Portfolio      2.51        754       1,182       1,535       2,656
         Balanced Portfolio                   2.46        749       1,167       1,511       2,608
         Conservative Growth Portfolio        2.54        757       1,191       1,550       2,689
         Strategic Growth Portfolio           2.67        770       1,229       1,615       2,821

         CLASS C SHARES
         Flexible Income Portfolio            2.41        344         751       1,285       2,746
         Conservative Balanced Portfolio      2.49        352         776       1,326       2,826
         Balanced Portfolio                   2.44        347         761       1,301       2,776
         Conservative Growth Portfolio        2.52        355         785       1,340       2,856
         Strategic Growth Portfolio           2.63        366         817       1,395       2,964
---------------------------------------------------------------------------------------------------

-------------------------------------------  ---------------------------------------------------------
                                                  EXAMPLES: You would pay the following
                                                combined expenses on a $10,000 investment
                                              assuming a 5% annual return and no redemption
                                                       at the end of each period.
         ----------------------------------  ---------------------------------------------------------

                                               One           Three       Five         Ten
                                              Year           Years       Years       Years
         ----------------------------------  ---------------------------------------------------------
         CLASS A SHARES
         Flexible Income Portfolio            $611          $  950      $1,312      $2,327
         Conservative Balanced Portfolio       713           1,056       1,422       2,448
         Balanced Portfolio                    713           1,056       1,422       2,448
         Conservative Growth Portfolio         716           1,065       1,437       2,479
         Strategic Growth Portfolio            734           1,120       1,530       2,670
         CLASS B SHARES
         Flexible Income Portfolio             244             751       1,285       2,560
         Conservative Balanced Portfolio       254             782       1,335       2,656
         Balanced Portfolio                    249             767       1,311       2,608
         Conservative Growth Portfolio         257             791       1,350       2,689
         Strategic Growth Portfolio            270             829       1,415       2,821
         CLASS C SHARES
         Flexible Income Portfolio             244             751       1,285       2,746
         Conservative Balanced Portfolio       252             776       1,326       2,826
         Balanced Portfolio                    247             761       1,301       2,776
         Conservative Growth Portfolio         255             785       1,340       2,856
         Strategic Growth Portfolio            266             817       1,395       2,964
---------------------------------------------------------------------------------------------------

As of October 31, 2003, the Portfolios' assets were allocated as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                      Flexible     Conservative                 Conservative    Strategic
                                                       Income        Balanced      Balanced        Growth        Growth
                                                      Portfolio     Portfolio      Portfolio     Portfolio      Portfolio
-------------------------------------------------------------------------------------------------------------------------------
  REIT Fund                                               1%             2%            3%             4%            4%
  Equity Income Fund                                      3%             6%            9%            12%           12%
  Growth & Income Fund                                    8%            10%           14%            19%           23%
  West Coast Equity Fund                                  2%             4%            6%             8%           10%
  Mid Cap Stock Fund                                      3%             4%            6%             7%           11%
  Growth Fund                                             4%             7%           11%            15%           16%
  Small Cap Growth Fund                                   3%             3%            5%             7%            9%
  International Growth Fund                               0%             3%            5%             7%            9%
  Short Term Income Fund                                 13%             7%            1%             0%            0%
  U.S. Government Securities Fund                        27%            23%           15%             7%            0%
  Income Fund                                            28%            23%           15%             8%            0%
  High Yield Fund                                         8%             8%            7%             6%            6%
  Cash Equivalents                                        0%             0%            3%             0%            0%
-------------------------------------------------------------------------------------------------------------------------------

                    DESCRIPTION OF THE PORTFOLIOS AND FUNDS

This section provides a more complete description of the principal investment strategies and risks of each Portfolio and Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Portfolios and Funds that may engage in such practices to a significant extent. The Funds may undertake other strategies for temporary defensive purposes. These strategies may cause the Funds to miss out on investment opportunities and may prevent the Funds from achieving their goals. You can find additional descriptions of the Portfolios' and Funds' strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this Prospectus or the SAI, the investment objectives and investment policies set forth in this Prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

The Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return for tax-advantaged retirement and other long-term investment or savings accounts.

In order to achieve its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Funds. Even so, the Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Funds. WM Advisors may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Funds in accordance with its investment objective, WM Advisors' outlook for the economy and the financial markets, and the relative market valuations of the Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

- short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities or political subdivisions;

- other short-term fixed-income securities rated A or higher by Moody's Investors Services, Inc. ("Moody's"), Fitch Ratings ("Fitch") or Standard & Poor's ("S&P"), or if unrated, of comparable quality in the opinion of WM Advisors;

- commercial paper, including master notes;

- bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and

- repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of WM Advisors. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with WM Advisors' current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index. As a fundamental policy, which may not be changed without shareholder approval, each Portfolio will concentrate its investments in shares of the Funds.

EQUITY FUNDS

REIT FUND. Under normal market conditions, the REIT Fund will normally invest at least 80% of its net assets plus any borrowings for investment purposes in REIT securities. REIT securities are investments in real estate investment trusts. The Fund may also invest in U.S. government obligations, convertible securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may invest in money market instruments for temporary or defensive purposes and may invest in fixed-income securities of any maturity including mortgage-backed securities, U.S. government securities and asset-backed securities. The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. While no individual Fund is intended as a complete investment program, this is particularly true of the REIT Fund, which could be adversely impacted by economic trends within the real estate industry.

EQUITY INCOME FUND. The Equity Income Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities and asset-backed securities, and may also invest up to 20% of its assets in below-investment-grade bonds (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in REITs. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

SMALL CAP VALUE FUND. The Small Cap Value Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase. In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers, provided that no more than 5% of its total assets may be invested in securities of issuers located in developing or emerging countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors believes that doing so will be consistent with the goal of capital appreciation.

GROWTH & INCOME FUND. The Growth & Income Fund invests primarily in common stocks. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 35% of its assets in below-investment-grade fixed-income securities.

WEST COAST EQUITY FUND. Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. WM Advisors defines West Coast companies to include those with: (i) principal executive offices located in the region,
(ii) over 50% of their work force employed in the region or (iii) over 50% of their sales within the region, which includes Alaska, California, Idaho, Montana, Oregon and Washington. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund, which could be adversely impacted by economic trends within this six state area.

The Fund is permitted to invest in money market instruments for temporary defensive purposes. The Fund may invest up to 20% of its assets in REITs and below-investment-grade fixed-income securities (sometimes called "junk bonds").

MID CAP STOCK FUND. The Mid Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 Index. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 20% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.

GROWTH FUND. The Growth Fund invests primarily in common stocks believed to have significant appreciation potential. The Fund also may invest in fixed-income securities, bonds, convertible bonds, preferred stock and convertible preferred stock, including up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

The Fund's portfolio is managed by its three sub-advisors -- Janus, Columbia and Oppenheimer. WM Advisors will determine the portion of the Fund's assets to be managed by each of the Fund's three sub-advisors.

Because WM Advisors earns different fees on the amounts allocated to each of the Fund's sub-advisors, there may be a conflict between the interests of the Fund and the economic interests of WM Advisors.

The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, provided that no more than 5% of its assets are invested in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

SMALL CAP GROWTH FUND (FORMERLY THE SMALL CAP STOCK FUND). The Small Cap Growth Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase. In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers provided that no more than 5% of its total assets are to be invested in securities of issuers located in developing or emerging market countries. The Fund may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds") if WM Advisors believes that doing so will be consistent with the goal of capital appreciation.

INTERNATIONAL GROWTH FUND. The International Growth Fund invests primarily in equity securities of issuers located in foreign countries that Capital Guardian, the Fund's sub-advisor, believes present attractive investment opportunities. In selecting investments for the Fund, Capital Guardian seeks to identify foreign stocks which have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets and strong management. Capital Guardian utilizes a research driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contacts. Capital Guardian blends its basic value-oriented approach with macroeconomics and political judgments on the outlook for economies, industries, currencies and markets. The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization.

The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in restricted or unlisted securities.

The Fund intends to stay fully invested in the securities described above to the extent practical. Fund assets may be invested in short-term fixed-income instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, it may hold short-term investments until desirable equity securities become available. These short-term instruments are generally rated A or higher by Moody's or S&P, or, if unrated, of comparable quality in the opinion of the Fund's sub-advisor.

The Fund may invest up to 30% of its assets in the securities of companies in or governments of developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging market country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment-grade corporate fixed-income securities having maturities longer than one year, including Euro-currency instruments and securities.

FIXED-INCOME FUNDS

SHORT TERM INCOME FUND. The Short Term Income Fund maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a fixed-income security is the weighted average term to maturity of the present value of future cash flows, including interest and principal payments. Thus, duration involves WM Advisors' judgment with respect to both interest rates and expected cash flows.

The Fund will invest substantially all of its assets in fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more NRSROs or, if unrated, are judged to be of comparable quality by WM Advisors. All fixed-income securities purchased by the Fund will be investment-grade at time of purchase.

The Fund may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate fixed-income securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may invest in fixed-income securities issued by REITs.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. Investments in foreign securities are subject to special risks. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may invest up to 10% of its assets in securities of unaffiliated mutual funds. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

U.S. GOVERNMENT SECURITIES FUND. The U.S. Government Securities Fund invests primarily in a selection of obligations of the U.S. government and its agencies. The Fund may also invest in collateralized mortgage obligations or repurchase agreements. The Fund may not invest less than 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations. The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes. The Fund may also enter into dollar roll transactions.

INCOME FUND.  The Income Fund invests most of its assets in:

- fixed-income and convertible securities;

- U.S. government securities, including mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), FNMA, and FHLMC or similar government agencies or government-sponsored entities;

- commercial mortgage-backed securities;

- obligations of U.S. banks that belong to the Federal Reserve System;

- preferred stocks and convertible preferred stocks;

- the highest grade commercial paper as rated by S&P, Fitch or Moody's; and

- deposits in U.S. banks.

The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes, and may enter into dollar roll transactions. The Fund may purchase securities of issuers that deal in real estate or securities that are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of fixed-income securities secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds").

HIGH YIELD FUND. The High Yield Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities (including fixed-income securities, convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or Baa by Moody's or of equivalent quality as determined by WM Advisors. The remainder of the Fund's assets may be invested in any other securities WM Advisors believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks and other equity securities. The Fund may also invest in securities of foreign issuers including those located in developing or emerging countries, and engage in hedging strategies involving options.

MUNICIPAL FUNDS

Each of the Municipal Funds, the Tax-Exempt Money Market Fund and the California Money Fund invests most of its assets in fixed-income obligations issued by states, counties, cities and other governmental bodies that generate income that is exempt from federal income tax other than the federal alternative minimum tax ("municipal obligations"). Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may affect the ability of a Fund to purchase sufficient amounts of tax-exempt securities.

TAX-EXEMPT BOND FUND. The Tax-Exempt Bond Fund will invest at least 80% of its assets in municipal obligations, including inverse floating rate obligations, under normal market conditions.

The Fund specifically limits these investments to: municipal bonds, municipal notes and securities of unaffiliated tax-exempt mutual funds. The Fund also may invest up to 35% of its assets in below-investment-grade securities (sometimes called "junk bonds").

In adverse markets, the Fund may seek to protect its investment position by investing up to 50% of its portfolio in taxable short-term investments such as:

- U.S. government securities;

- commercial paper rated in the highest grade by either S&P or Moody's;

- obligations of U.S. banks;

- time or demand deposits in U.S. banks; and

- repurchase agreements relating to municipal securities or any of the foregoing taxable instruments.

Interest income from these investments that is distributed to you by the Fund may be taxable.

The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 20% of its total assets in AMT-subject bonds.

For temporary defensive purposes, the Fund may invest more than 20% of its assets in instruments that are not municipal obligations and that are eligible for purchase by the Money Market Fund, which may produce income that is not exempt from federal income taxes.

CALIFORNIA MUNICIPAL FUND. The California Municipal Fund invests primarily in intermediate- and long-term California municipal obligations (municipal obligations that generate interest which is exempt from California State personal income tax). It is a fundamental policy of the Fund that, under normal market conditions, at least 80% of its assets will be invested in these obligations. These obligations may include AMT-subject bonds.

The Fund will invest primarily in investment grade municipal obligations. The Fund may also invest in inverse floating rate obligations, which are generally more volatile than other types of municipal obligations.

The Fund may, under normal circumstances, invest up to 20% of its assets in:

- municipal obligations that are not exempt from California personal income tax;

- short-term municipal obligations;

- taxable cash equivalents, including short-term U.S. government securities, certificates of deposit and bankers' acceptances, commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P, or equivalent rating by Fitch, and repurchase agreements (collectively "short-term instruments"); and

- securities of money market mutual funds (subject to the limitations set forth under "Common Investment Practices").

The Fund may, for temporary defensive purposes, invest in the securities mentioned above without limitation. Also, as a non-diversified investment company under the 1940 Act, the Fund may invest a larger portion of its assets in the securities of a small number of issuers relative to other mutual funds.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND. The California Insured Intermediate Municipal Fund will invest primarily in insured intermediate-term California municipal obligations. It is a fundamental policy of the Fund that it will invest at least 80% of its assets in insured California municipal obligations (except when maintaining a temporary defensive position). Under normal market conditions, the dollar-weighted average maturity of the securities in which the Fund invests will be more than three years but less than ten years. The maximum effective maturity (the maturity date without regard to call provisions, except that for pooled single family mortgage securities, effective maturity is the average life of the underlying mortgage obligations) of any municipal obligation in which the Fund invests will be fifteen years.

All of the municipal obligations in which the Fund invests, taking into account any insurance, are investment grade securities. The Fund may invest without limitation in AMT-subject bonds.

Under normal market conditions, the Fund may invest up to 20% of its assets in:

- uninsured municipal obligations;

- municipal obligations that are not exempt from California personal income tax; and

- short-term municipal obligations and taxable cash equivalents, including short-term instruments and securities of unaffiliated money market mutual funds (subject to the limitations set forth under "Common Investment Practices") and may, for temporary defensive purposes, invest in these securities without limitation, which may produce income that is not exempt from federal income taxes or California personal income tax.

In addition, the Fund may invest in inverse floating rate obligations. The Fund may engage in hedging transactions through the use of financial futures and options thereon. It may also purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments and lend portfolio securities. The Fund may invest in floating rate and variable rate obligations, including participation interests therein (referred to collectively as "Hedging Transactions").

The insured municipal obligations in which the California Insured Intermediate Municipal Fund will invest and the other Municipal Funds may invest are insured under insurance policies that relate to the specific Municipal Obligation in question and that are issued by an insurer having a claims-paying ability rated AAA by S&P or Aaa by Moody's. This insurance is generally non-cancelable and will continue in force so long as the municipal obligations are outstanding and the insurer remains in business.

The insured municipal obligations are generally insured as to the scheduled payment of all installments of principal and interest as they fall due. The insurance covers only credit risk and therefore does not guarantee the market value of the obligations in a Fund's investment portfolio or a Fund's NAV. The Fund's NAV will continue to fluctuate in response to fluctuations in interest rates. A Fund's investment policy requiring investment in insured municipal obligations will not affect the Fund's ability to hold its assets in cash or to invest in escrow-secured and defeased bonds or in certain short-term tax-exempt obligations, or affect its ability to invest in uninsured taxable obligations for temporary or liquidity purposes or on a defensive basis.

MONEY FUNDS

The Money Funds invest only in U.S. dollar-denominated short-term, money market securities. They will only purchase securities issued or guaranteed by the U.S. government, its agencies, sponsored entities or instrumentalities or securities that are, or have issuers that are:

- rated by at least two NRSROs, such as S&P, Fitch or Moody's, in one of the two highest rating categories for short-term fixed-income securities;

- rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating; or

- if not so rated, are determined to be of comparable quality.

A description of the rating systems of S&P, Fitch and Moody's is contained in Appendix A to this Prospectus and in the SAI. At the time of investment, no security (except U.S. government securities subject to repurchase agreements and variable rate demand notes) purchased by a Money Fund will have a maturity exceeding 397 days, and each Money Fund's average portfolio maturity will not exceed 90 days. The Money Funds will attempt to maintain a stable NAV of $1.00, but there can be no assurance that any Money Fund will be able to do so.

MONEY MARKET FUND. To accomplish its objective, the Money Market Fund invests solely in money market instruments that may be included in the following six general categories:

- U.S. government securities;

- short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies) and state and local governments and municipalities to finance short-term cash needs;

- obligations of U.S. and foreign banks with assets of more than $500 million;

- securities issued by foreign governments, their agencies or instrumentalities or by supranational entities;

- short-term corporate securities rated in one of the two highest rating categories by an NRSRO; and

- repurchase agreements.

TAX-EXEMPT MONEY MARKET FUND. The Tax-Exempt Money Market Fund invests primarily in a diversified selection of municipal obligations, the income from which is exempt from federal income tax. These obligations include fixed income obligations issued by states, counties, cities or other governmental bodies that generate income exempt from federal income tax. Short-term municipal obligations may include, but are not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes, or other forms of short-term municipal loans and obligations. Under normal market conditions, the Fund will not invest more than 20% of its assets in AMT-subject bonds.

For temporary defensive purposes, the Fund may invest more than 20% of its assets in instruments that are not municipal obligations and that are eligible for purchase by the Money Market Fund, which may produce income that is not exempt from federal income taxes.

The Fund may also invest in variable rate demand obligations, stand-by commitments, when-issued securities and forward commitments.

CALIFORNIA MONEY FUND. To accomplish its objective, the California Money Fund invests in a portfolio of municipal obligations. It is a fundamental policy of the Fund to invest, under normal market conditions, at least 80% of its total assets in Municipal Obligations. The Fund normally invests at least 80% of its total assets in municipal obligations issued by the State of California and its political subdivisions and certain other governmental issuers (such as the Commonwealth of Puerto Rico), which produce income that is exempt from California State personal income tax. The Fund may also invest in AMT-subject bonds.

The Fund may also invest in variable rate demand obligations, stand-by commitments, when-issued securities and forward commitments.

For temporary defensive purposes, the Fund may invest more than 20% of its assets in instruments that are not municipal obligations and that are eligible for purchase by the Money Market Fund, which may produce income that is not exempt from federal income taxes or California personal income tax.

COMMON INVESTMENT PRACTICES

The next several pages contain more detailed information about types of securities in which the Portfolios and Funds may invest, and strategies which WM Advisors or the respective sub-advisor may employ in pursuit of that Portfolio's or Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the SAI.

BELOW-INVESTMENT-GRADE SECURITIES. The Growth, Growth & Income, Income Funds and Tax-Exempt Bond Funds may each invest up to 35% of its total assets, and the REIT, Equity Income, Small Cap Value, West Coast Equity, Mid Cap Stock and Small Cap Growth Funds each may invest up to 20% of its total assets, in below-investment-grade fixed-income securities, sometimes referred to as "junk bonds." The High Yield Fund may invest all of its assets in these securities, and will generally invest at least 80% of its assets in such securities.

Below-investment-grade fixed-income securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this Prospectus.

BORROWING. The Portfolios and Funds may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Growth, Small Cap Growth, International Growth, Short Term Income, California Municipal, California Insured Intermediate Municipal and California Money Funds, and for the Portfolios, such borrowings may not exceed 30% of total assets. The REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, U.S. Government Securities, Income, High Yield, Tax-Exempt Bond, Money Market and Tax-Exempt Money Market Funds may borrow up to 5% of their total assets for emergency, non-investment purposes. In addition, the Money Market and Tax-Exempt Money Market Funds may borrow up to 33 1/3% of their total assets to meet redemption requests. Each of the foregoing percentage limitations on borrowings is a fundamental policy of the respective Portfolios and Funds.

The Short Term Income, U.S. Government Securities, Income and High Yield Funds may enter into DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities for delivery in the current month and simultaneously contracting to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date. This may be considered borrowing from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in the dollar roll transactions, for example, may be used to purchase long-term securities which will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested, the Fund will be subject to market risk on those securities as well as similar risk with respect to the securities the Fund is required to repurchase.

Each of the REIT, Small Cap Value, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, High Yield, California Municipal and California Insured Intermediate Municipal Funds may engage in REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline at the same time there is a decline in the market value of the securities sold (and required to be repurchased).

FIXED-INCOME SECURITIES. The market value of fixed-income securities held by a Fund and, consequently, the value of the Fund's shares can be expected to vary inversely to changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by a Fund may be subject to the risk of default. Fixed-income securities, including municipal obligations, rated in the lower end of the investment-grade category (Baa or BBB) and below-investment-grade fixed-income securities may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers.

The fixed-income securities in which the Funds may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other fixed-income securities.

FLOATING RATE, INVERSE FLOATING RATE AND VARIABLE RATE INVESTMENTS. The REIT, Equity Income and Growth & Income Funds, Fixed-Income Funds and Municipal Funds may purchase floating rate, inverse floating rate and variable rate securities, including participation interests therein and assignments thereof.

The Money Funds may purchase floating rate and variable rate obligations, including participation interests therein.

The Fixed-Income Funds may purchase mortgage-backed securities that are floating rate, inverse floating rate and variable rate obligations. Municipal obligations purchased by the Municipal Funds may include floating rate, inverse floating rate and variable rate obligations, including variable rate demand notes issued by industrial development authorities and other governmental entities, as well as participation interests therein. Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by WM Advisors or the Fund's sub-advisors to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for a Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.

Each Fund may also invest in securities representing interests in tax-exempt securities, known as inverse floating obligations or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating-rate obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating-rate obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The Equity and Fixed-Income Funds (with the exception of the Equity Income, Growth & Income, West Coast Equity and U.S. Government Securities Funds) may, subject to the investment limitations stated elsewhere in this Prospectus and the SAI, engage in foreign currency exchange transactions. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. These Funds either enter into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

These Funds also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. The Fund may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

Forward currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, WM Advisors or the Fund's sub-advisor will enter into forward currency exchange contracts only with parties approved by the Trusts' Board of Trustees or persons acting pursuant to their direction.

Each of the Funds, other than the Money Funds and the Equity Income, Growth & Income, West Coast Equity and U.S. Government Securities Funds, may invest in securities which are indexed to certain specific foreign currency exchange rates. These securities expose the Funds to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the fixed-income and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.

In addition, a Fund may enter into foreign currency forward contracts for non-hedging purposes. When WM Advisors or a Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, the Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. For example, a Fund could enter into a foreign currency forward contract to sell U.S. dollars and buy a foreign currency when the value of the foreign currency is expected to rise in relation to the U.S. dollars.

While the foregoing actions are intended to protect a Fund from adverse currency movements or allow a Fund to profit from favorable currency movements, there is a risk that currency movements involved will not be properly anticipated, and there can be no assurance that such transactions will be available or that a Fund will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Code.

FOREIGN INVESTMENTS. The Equity Income, Growth & Income, West Coast Equity and Money Market Funds may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The REIT, Small Cap Value, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, Income and High Yield Funds may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:

- fluctuations in currency exchange rates;

- devaluation of currencies;

- future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;

- reduced availability of public information concerning issuers; and

- the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Equity Funds and the Short Term Income, Income and High Yield Funds may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS") or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

GEOGRAPHIC CONCENTRATION. Potential investors in the West Coast Equity Fund, the Municipal Funds (other than the Tax-Exempt Bond Fund) and the California Money Fund should consider the possibly greater risk arising from the geographic concentration of their investments, as well as the current and past financial condition of California municipal issuers in the case of the Municipal Funds. In addition to factors affecting the state or regional economy, certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences affecting California municipal obligations, respectively. See the SAI for a more detailed description of these risks.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When WM Advisors or a Fund's sub-advisor believes that it would be beneficial to the Fund, each of the REIT, Small Cap Value, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, High Yield, Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal, Tax-Exempt Money Market and California Money Funds may, subject to any limitations imposed by the 1940 Act, invest up to 10% of its assets in securities of mutual funds or other registered investment companies that are not affiliated with WM Advisors or the Fund's sub-advisor. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory and administration fees with respect to the assets so invested. In addition, the Growth Fund may invest Fund assets in money market funds affiliated with Janus (one of the Fund's sub-advisors), provided that Janus remits to the Fund the amount of any investment advisory and administrative services fees paid to Janus as the investment manager of the money market fund.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 10% of the net assets of each Money Fund and up to 15% of the net assets of every other Fund may be invested in securities that are not readily marketable. Such illiquid securities may include:

- repurchase agreements with maturities greater than seven days;

- time deposits maturing in more than seven days;

- to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;

- certain over-the-counter options, as described in the SAI;

- certain variable rate demand notes having a demand period of more than seven days; and

- securities which are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, provided that such securities meet liquidity guidelines established by the Board of Trustees of the Portfolios and Funds.

Each of the Funds may purchase RESTRICTED SECURITIES (provided such securities are, in the case of the Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, Income, Tax-Exempt Bond, Money Market and Tax-Exempt Money Market Funds eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities (making restricted securities, in many instances, more liquid than they once were considered to be), investing in restricted securities could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Growth, International Growth and Short Term Income Funds each may lend portfolio securities up to 20% of total assets. The REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, U.S. Government Securities, Income, High Yield and Money Market Funds each may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The REIT, Equity Income, Small Cap Value, Growth & Income, Mid Cap Stock, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, High Yield, California Municipal and California Insured Intermediate Municipal Funds may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA or FHLMC.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of a Fund may be affected by reinvestments of prepayments at higher or lower rates than the original investment.

In addition, like other fixed-income securities, the value of mortgage-backed securities will generally fluctuate in response to market interest rates.

The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

Government stripped mortgage-based securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from government mortgage-backed securities. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Funds will be able to effect a trade of a government stripped mortgage-backed security at a time when it wishes to do so.

In addition, the REIT, Equity Income, Small Cap Value, Growth & Income, Mid Cap Stock, Short Term Income and Income Funds may invest in non-agency mortgage-backed securities, which are similar to government mortgage-backed securities, except that they are not issued or guaranteed by governmental entities. Non-agency mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While non-agency mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.

The REIT, Equity Income, Small Cap Value, Mid Cap Stock, Small Cap Growth, Short Term Income, U.S. Government Securities, Income, High Yield, Money Market and Tax-Exempt Money Market Funds may purchase ASSET-BACKED SECURITIES. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, including home equity loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

MUNICIPAL OBLIGATIONS, LEASES AND AMT-SUBJECT BONDS. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

The California Insured Intermediate Municipal, Tax-Exempt Money Market and California Money Funds may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

"AMT-subject bonds" are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs and water and sewer projects. Interest on AMT-subject bonds is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. See "Tax Considerations" for a discussion of the tax consequences of investing in AMT-subject bonds.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

REAL ESTATE INVESTMENT TRUSTS. The REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, Income and High Yield Funds may invest in real estate investment trusts, known as "REITs." In addition, the REIT Fund typically invests at least 80% of its net assets plus borrowings for investment purposes in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. All of the Portfolios and Funds may invest in repurchase agreements, which are purchases of underlying fixed-income securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. The Tax-Exempt Money Market and California Money Funds' investments in repurchase agreements are limited by their restrictions on investment in taxable instruments. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

STAND-BY COMMITMENTS. The Municipal, Tax-Exempt Money Market and California Money Funds may acquire "stand-by commitments" with respect to municipal obligations held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified municipal obligations at a specified price. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available from them. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this Prospectus and the SAI, each Portfolio and Fund, except the Money Funds, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes. Utilizing these investment strategies, the Portfolio or Fund may purchase and sell, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments. It may also purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The Funds may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security.

Subject to the investment limitations and restrictions stated elsewhere in this Prospectus and the SAI, the Fixed-Income Funds may enter into credit default swaps. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the seller of a credit default swap receives from the buyer a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. If no default or other triggering event occurs, the seller would keep the stream of payments and would have no payment obligations. Credit default swaps are subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, interest rate risk, leverage risk and management risk.

All the above are collectively referred to as "strategic transactions."

Strategic transactions may be used:

- to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;

- to protect the Fund's unrealized gains in the value of its portfolio securities;

- to facilitate the sale of such securities for investment purposes;

- to manage the effective maturity or duration of the Fund's portfolio; or

- to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.

Some strategic transactions may also be used to seek potentially higher returns, rather than for hedging purposes. Any or all of these investment techniques may be used at any time, as the use of any strategic transaction is a function of numerous variables including market conditions.

The use of strategic transactions involves special considerations and risks; for example:

- the ability of the Portfolio or Fund to utilize strategic transactions successfully will depend on the ability of WM Advisors or the sub-advisor to predict pertinent market movements;

- the risk that the other party to a strategic transaction will fail to meet its obligations to the Portfolio or Fund;

- the risk that the Portfolio or Fund will be unable to close out a strategic transaction at a time when it would otherwise do so, due to the illiquidity of the strategic transaction; and

- the risk of imperfect correlation, or even no correlation, between price movements of strategic transactions and price movements of any related portfolio positions.

Strategic transactions can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.

U.S. GOVERNMENT SECURITIES. All of the Portfolios and Funds may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds); others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government-sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED-DELIVERY
TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Funds. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Municipal Funds and California Money Fund may purchase municipal obligations offered on a "forward commitment" basis.

When-issued municipal obligations may include bonds purchased on a "when, as and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. No when-issued or forward commitments will be made by any Municipal Fund or the California Money Fund if, as a result, more than 20% of the value of the Fund's total assets would be committed to such transactions. A significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

PORTFOLIO TRANSACTIONS AND TURNOVER. Each Portfolio's and Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Historical portfolio turnover rates are shown under "Financial Highlights" in this Prospectus. WM Advisors and the sub-advisors will not consider a Portfolio's or Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Portfolio's or Fund's investment objectives and policies.

                     INVESTING IN THE PORTFOLIOS AND FUNDS

Shares of the Portfolios and Funds are generally purchased through "Investment Representatives" employed by or affiliated with broker-dealer firms and shareholder accounts may be established according to their procedures. Investment Representatives may establish shareholder accounts directly with the WM Group of Funds by contacting the Funds at 1-800-222-5852 or www.wmgroupoffunds.com to obtain the appropriate forms.

An investment in the WM Group of Funds may be held in various types of accounts, including individual, joint ownership, trust and business accounts. We also offer a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Investment Representative prior to making decisions about the account and type of investment which is appropriate for them. The WM Group of Funds reserves the right to refuse any order for the purchase of shares, including those by exchange.

MAKING AN INVESTMENT

The WM Group of Funds has minimum initial and subsequent investment amounts for Strategic Asset Management ("SAM") Portfolios and individual Funds, as indicated in the table below.

-------------------------------------------------------------------------------------------------------------------------
                                                                                              Initial
                                                                                             Investment
                                                                                                with
                                                                                 Minimum     Automatic
                                                                                 Initial     Investment   Subsequent
                                  Type of Account                               Investment      Plan      Investment
     ---------------------------------------------------------------------------------------------------------------
     SAM Portfolio (except as noted below)                                        $5,000       $1,000        $100
     ---------------------------------------------------------------------------------------------------------------
     SAM Portfolio UGMA/UTMA* or IRA                                              $2,000       $1,000        $100
     ---------------------------------------------------------------------------------------------------------------
     SAM Portfolio Education Savings Account ("ESA")                              $2,000       $  500        $100
     ---------------------------------------------------------------------------------------------------------------
     Individual Fund                                                              $1,000       $   50        $ 50
-------------------------------------------------------------------------------------------------------------------------

+ Initial and subsequent investment minimums apply on a per-Portfolio and per-Fund basis, for each Portfolio and/or Fund in which the shareholder invests. Shareholders with less than the minimum initial investment must meet the subsequent investment amount on a monthly basis (or equivalent).

+ Portfolio and/or Fund and share class selection(s) must be made at time of purchase. If no Portfolio or Fund is selected, Class A shares of the Money Market Fund will be purchased. If no class of shares is selected, then Class A shares will be purchased.

+ Automatic payroll deduction plans are not subject to the minimum initial investment requirement if they meet the subsequent investment minimums on a monthly basis.

* Uniform Gift to Minors Act or Uniform Transfer to Minors Act account

                             CHOOSING A SHARE CLASS

The WM Group of Funds offers Class A, B and C shares of the Portfolios and Funds. Sales charges may be reduced or waived as outlined in this Prospectus or the SAI. Listed below are highlights of each of our share classes and information regarding sales charges and dealer re-allowances. It is the responsibility of the shareholder or Investment Representative to notify the WM Group of Funds at the time of purchase or reinvestment if the initial sales charge should be reduced or eliminated.

Each Fund and Portfolio offers Class A, B and C shares, except for the Tax-Exempt Money Market and California Money Funds, which offer only Class A shares. Each class has different costs associated with buying, redeeming and holding shares. Which class is best for you depends upon the size of your investment and how long you intend to hold the shares. Please consult with your Investment Representative before choosing the class of shares that is most appropriate for you.

CLASS A SHARES

INITIAL SALES CHARGE.

+ Initial sales charge of up to 5.50% may apply (see schedules on p. 56).

     - Initial sales charge varies based on the amount invested and the Portfolio or Fund selected.

     - Initial sales charge is subject to "right of accumulation" and "letter of intent" discounts as described below.

     - Typically, no deferred sales charge applies to accounts below $1 million.

+ Purchases at net asset value ("NAV") (without initial sales charges).

     - No initial sales charge on purchases of $1 million or more, though a 1.00% deferred sales charge may apply on redemptions made within 18 months after purchase.

     - No initial sales charge on shares purchased with the proceeds of redemptions of Class A shares of the Portfolios or Funds (other than the Money Funds, unless such shares were obtained by exchange of shares of a Portfolio or Fund that imposes an initial sales charge) within 120 days of redemption.

     - No initial sales charge may apply to purchases of Class A shares by certain individuals, groups and/or entities as follows:

       - Current and retired Trustees of the WM Group of Funds.

       - Officers, directors and employees of WM Advisors or certain of its affiliates.

       - Employees (and their spouses, domestic partners as described in the SAI, children, step-children or parents) of companies that have entered into a selling agreement with the Distributor.

       - Rollovers into Individual Retirement Accounts involving qualified retirement plan assets previously invested in the WM Group of Funds.

       - Participants in qualified retirement plans where the plan's investments in the WM Group of Funds are part of an omnibus account or other qualified retirement plans with a total value of at least $500,000.(1)

--------------------------------------------------------------------------------
(1) The Distributor may pay commissions up to 1.00% of a participant's purchase in such qualified plans that have at least $500,000 invested in the Portfolios and Funds. Unless the dealer has waived the commission, a CDSC (as described on page 56) may apply: (1) for omnibus accounts, to a redemption of all shares held by the plan's participants within 18 months after the plan's initial investment in the Portfolio or Fund; or (2) for non-omnibus accounts, to any redemptions by a plan participant within 18 months of the plan participant's purchase of such Class A shares.

       - Clients of brokers, dealers or registered investment advisers that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such brokers, dealers or registered investment advisers may charge a separate fee.

       - Initial sales charge waivers or reductions are also described in the SAI and at www.wmgroupoffunds.com.

RIGHTS OF ACCUMULATION ("ROA"). A shareholder may qualify to purchase Class A shares at a reduced sales charge or at NAV based on existing investments in the Portfolios and Funds. It is the responsibility of the shareholder or Investment Representative to notify the WM Group of Funds of any existing investments that should be counted towards the ROA.

+ Current purchases and the market value of existing investments in the WM Group of Funds, including Class A, B and C shares, are combined to determine the applicable sales charge. Sales charges are set forth in the table on page 56.

+ Purchases of Class A shares of the Money Funds will not be applied toward the ROA.

+ To receive a reduced Class A sales charge, investments by an individual, his or her spouse, domestic partner, and minor children may be aggregated for these purposes if made by them for their own accounts and/or certain other accounts, such as:

     - Trust accounts established by the above individuals. If the person(s) who established the trust is deceased, the trust may be aggregated with accounts of the primary beneficiary of the trust;

     - Solely controlled business accounts; and

     - Single-participant retirement plans.

LETTER OF INTENT ("LOI"). A shareholder may qualify to purchase Class A shares at a reduced sales charge or at NAV by entering into an LOI agreement with the WM Group of Funds. Typically, the shareholder agrees to purchase a certain dollar amount of Class A shares of the Portfolios and Funds (other than the Money Funds) over a 13-month period, beginning no more than 90 days prior to the date the LOI is received by the WM Group of Funds. The sales charge applicable to all Class A shares purchased under the LOI will be the sales charge that would have been applicable had the value of shares specified in the LOI been purchased simultaneously.

+ Breakpoints for purchases at: $50,000; $100,000; $250,000; $500,000; and $1 million.

+ A portion of shares will be held in escrow until the LOI is completed. If the LOI is not completed, escrowed shares will be redeemed in order to pay the Distributor for the difference between the sales charge actually paid and the sales charge that would have been paid absent the LOI.

+ Any redemption of escrowed shares will invalidate the LOI.

+ An LOI is to be completed based on amounts purchased, not on market value.

PURCHASE OF CLASS A SHARES. The offering price for Class A shares is the NAV next calculated after receipt of your order in proper form, by WM Group of Funds or its servicing agent, plus any applicable initial sales charge (except for the Money Funds) as shown in the tables below. The right-hand column in each table indicates what portion of the sales charge is paid to the Investment Representatives and their brokerage firms ("dealers") for selling Class A shares. For more information regarding compensation paid to dealers, see "Other Policies and Practices of the WM Group of Funds -- Distribution Plan and Additional Information Regarding Dealer Compensation" below.

---------------------------------------------------------------------------------------------
                                                                 -Equity Funds
                                                            -Conservative Balanced,
                                                            Balanced, Conservative
                                                             Growth and Strategic
                                                               Growth Portfolios
         ------------------------------------------------------------------------------------
                                                                                   REALLOWED
                                                          SALES CHARGE            TO DEALERS
         ------------------------------------------------------------------------------------
                                                  Percentage     Percentage of    Percentage
                                                  of Offering     Net Amount      of Offering
             Purchase of Class A Shares              Price         Invested          Price
         ------------------------------------------------------------------------------------
         Less than $50,000                           5.50%            5.82%          4.75%
         ------------------------------------------------------------------------------------
         $50,000 but less than $100,000              4.75             4.99           4.00
         ------------------------------------------------------------------------------------
         $100,000 but less than $250,000             3.75             3.90           3.00
         ------------------------------------------------------------------------------------
         $250,000 but less than $500,000             3.00             3.09           2.50
         ------------------------------------------------------------------------------------
         $500,000 but less than $1,000,000           2.00             2.04           1.75
         ------------------------------------------------------------------------------------
         $1,000,000 or more                           .00              .00            .00*
         ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

-------------------------------------------  -----------------------------------------------------

                                                         -Fixed-Income Funds
                                               (other than the Short Term Income Fund)
                                                          -Municipal Funds
                                                     -Flexible Income Portfolio
         ----------------------------------  -------------------------------------------------
                                                                              REALLOWED
                                                     SALES CHARGE            TO DEALERS
         ----------------------------------  -------------------------------------------------
                                             Percentage     Percentage of    Percentage
                                             of Offering     Net Amount      of Offering
             Purchase of Class A Shares         Price         Invested          Price
         ----------------------------------  -------------------------------------------------
         Less than $50,000                      4.50%           4.71%           4.00%
         ------------------------------------------------------------------------------------   ------------------------------------
-------------
         $50,000 but less than $100,000         4.00            4.17            3.50
         ------------------------------------------------------------------------------------   ------------------------------------
-------------
         $100,000 but less than $250,000        3.50            3.63            3.00
         ------------------------------------------------------------------------------------   ------------------------------------
-------------
         $250,000 but less than $500,000        2.50            2.56            2.00
         ------------------------------------------------------------------------------------   ------------------------------------
-------------
         $500,000 but less than $1,000,000      2.00            2.04            1.75
         ------------------------------------------------------------------------------------   ------------------------------------
-------------
         $1,000,000 or more                      .00             .00             .00*
         ------------------------------------------------------------------------------------   ------------------------------------
-------------
---------------------------------------------------------------------------------------------

                       -----------------------------------------------------------------
                                                            -Short Term Income Fund
         ------------------------------------------------------------------------------------
                                                                                   REALLOWED
                                                          SALES CHARGE            TO DEALERS
         ------------------------------------------------------------------------------------
                                                  Percentage     Percentage of    Percentage
                                                  of Offering     Net Amount      of Offering
             Purchase of Class A Shares              Price         Invested          Price
                                     --------------------------------------------------------------
         Less than $50,000                           3.50%            3.63%          3.00%
         -------------------------------------------------------------------------------------
         $50,000 but less than $100,000              3.00             3.09           2.50
         -------------------------------------------------------------------------------------
         $100,000 but less than $250,000             2.50             2.56           2.00
         -------------------------------------------------------------------------------------
         $250,000 but less than $500,000             2.25             2.30           2.00
         -------------------------------------------------------------------------------------
         $500,000 but less than $1,000,000           2.00             2.04           1.75
         -------------------------------------------------------------------------------------
         $1,000,000 or more                           .00              .00            .00*
         -------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

* The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million; plus 0.50% on amounts over $3 million but less than $5 million; plus 0.35% on amounts over $5 million but less than $10 million; plus 0.25% on amounts over $10 million.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") ON CLASS A SHARES. Class A shares purchased in amounts of $1 million or more (other than shares of the Money Funds) are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 18 months after purchase, unless the dealer has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases.

The CDSC will be waived for redemptions of Class A shares under the same circumstances that apply to Class B shares.

CLASS B SHARES

+ May not be suitable for large investments. Due to the higher expenses associated with Class B shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through ROA and/or LOI, to purchase Class A shares. For more information regarding which class of shares may be most suitable for you, see http://www.nasd.com/Investor/Tools/Calculators/FundCalc/expense_analyzers.asp.

+ The offering price for Class B shares is the NAV next calculated after receipt of your order in proper form by the WM Group of Funds or its servicing agent, with no initial sales charge.

+ CDSC up to 5.00% may apply depending on the Portfolio or Fund and time in the investment (see schedules below).

     - Shares purchased through reinvestment of dividends or capital gain distributions are not subject to a CDSC.

     - No CDSC on redemptions of Class B shares held for 6 years or longer.

+ Higher annual expenses than Class A shares because they are subject to distribution fees for the first eight years.

     - After the eighth year, shares convert automatically to Class A shares of the same Portfolio or Fund, typically without income tax impact.

+ Within 120 days of a redemption of Class B shares, the proceeds may be used to repurchase shares as follows:

     - Proceeds may be reinvested in Class B shares and the shareholder's account will be credited with the amount of the CDSC, if any, paid on the redemption, except that if the amount of the repurchase is less than the amount previously redeemed, a portion of the CDSC credited will be in the same ratio that the amount repurchased bears to the amount redeemed.

     - Alternatively, proceeds may be reinvested in Class A shares at NAV, if a CDSC was paid.

+ The Distributor currently pays authorized dealers commissions up to 4.00% of the price of Class B shares sold by them (3.00% for Class B shares of the Short Term Income Fund).

Note: It is the responsibility of the shareholder or Investment Representative to notify the WM Group of Funds at the time of repurchase if the CDSC is to be credited in full or in part.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") ON CLASS B SHARES. Each new and/or subsequent purchase of Class B shares may be subject to a CDSC based upon the schedule below. The CDSC is determined as a percentage of the NAV of the shares at the time of purchase. Shares will be redeemed first from shares purchased through reinvested dividends or capital gain distributions and then from shares that have been owned the longest.

A CDSC may be applied to Class B shares of all Portfolios and Funds (except for the Short Term Income Fund) according to the following schedule:

                                                                    Contingent
                                                                  Deferred Sales
YEAR OF REDEMPTION AFTER PURCHASE                                    Charge(1)
------------------------------------------------------------------------------------
First.......................................................           5.00%
Second......................................................           5.00%
Third.......................................................           4.00%
Fourth......................................................           3.00%
Fifth.......................................................           2.00%
Sixth and following.........................................           0.00%

A CDSC may be applied to Class B shares of the Short Term Income Fund according to the following schedule:

                                                                    Contingent
                                                                  Deferred Sales
YEAR OF REDEMPTION AFTER PURCHASE                                    Charge(1)
------------------------------------------------------------------------------------
First.......................................................           4.00%
Second......................................................           4.00%
Third.......................................................           3.00%
Fourth......................................................           2.00%
Fifth and following.........................................           0.00%

(1) Shares purchased prior to April 1, 2003 are subject to different CDSC schedules as described in the SAI.

The CDSC may be waived for redemptions of Class B shares under any of the following circumstances:

+ Following the death of the shareholder and within 90 days of re-registration of the account (or, for a beneficiary IRA, as defined by the IRS, for redemptions made to deplete the account according to IRS requirements).

+ Following the post-purchase disability (as defined in Section 72(m)(7) of the Code) of a shareholder.

+ In connection with the RMD from an IRA or other qualified retirement account made to a shareholder who is age 70 1/2 or older. The waiver is limited to the minimum amount of CDSC that would apply to Portfolio or Fund shares necessary to be redeemed in order to equal the account owner's RMD based solely on Class B shares assets of the Portfolios or Funds held in the account.

+ According to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.

+ In connection with the involuntary liquidation by the Portfolio or Fund of a shareholder's account.

+ Additional circumstances as described in the SAI.

Note: It is the responsibility of the shareholder or Investment Representative to notify the WM Group of Funds, at the time of redemption, whenever the shareholder is entitled to a CDSC waiver.

CLASS C SHARES

+ May not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through ROA and/or LOI, to purchase Class A shares. For more information regarding which class of shares may be most suitable for you, see http://www.nasd.com/Investor/Tools/Calculators/Fund
  Calc/expenseKanalyzers.asp.

+ The offering price for Class C shares is the NAV next calculated after receipt of your order in proper form by WM Group of Funds or its servicing agent, with no initial sales charge.

+ CDSC of 1.00% may apply if withdrawn during the first 12 months after purchase. Unlike Class B shares, Class C shares do not convert to Class A shares, so future distribution and service fees do not decrease.

+ Higher annual expenses than Class A shares because they are subject to distribution fees.

+ Within 120 days of a redemption of Class C shares, the proceeds may be used to repurchase Class C shares and the shareholder's account will be credited with the amount of the CDSC, if any, paid on the redemption, except that if the amount of the repurchase is less than the amount previously redeemed, a portion of the CDSC credited will be in the same ratio that the amount repurchased bears to the amount redeemed.

+ The Distributor currently pays authorized dealers commissions up to 1.00% of the price of Class C shares sold by them.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") ON CLASS C SHARES. Each new and/or subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends or capital gain distributions and then in order of purchase. The CDSC may be waived for redemptions of Class C shares under the same circumstances that apply to Class B shares.

REDEMPTIONS AND EXCHANGES OF SHARES

REDEMPTIONS. Shareholders may contact their Investment Representative or the WM Group of Funds* to redeem their shares. Redemptions are effected at the NAV next calculated after receipt, by the WM Group of Funds or its agent, of a properly completed request, less any applicable CDSC.

Shares that are registered in the shareholder's name with the transfer agent may be redeemed at any time in the following ways:

+ Shareholders may authorize telephone or Internet transactions* when their account is established, or in writing at a later time. Provided the shareholder has pre-authorized these transactions, shares may be redeemed by contacting the WM Group of Funds at 1-800-222-5852. Telephone transaction privileges may be restricted and generally, redemptions will not be allowed for amounts totaling more than $50,000 per Portfolio or Fund per day.

+ The Investment Representative may request telephone or Internet transactions* on the shareholder's behalf. Proceeds must be directed to a pre-authorized bank or brokerage account or to the address of record for the account. Investment Representatives may request redemptions in excess of the $50,000 per Portfolio or Fund per day limit.

+ Shareholders may redeem shares by submitting a written request to the WM Group of Funds. Written requests, including requests for redemptions exceeding $50,000, redemptions due to death, and redemptions payable to an alternate payee, address or bank, may require a Medallion Signature Guarantee. Please contact the WM Group of Funds for additional information.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders or their Investment Representatives may initiate systematic withdrawals by telephone or in writing. Requirements to establish and maintain a systematic withdrawal plan are as follows.

+ $5,000** minimum balance in the applicable Portfolio or Fund at the time the systematic withdrawal plan is established.

+ Automatic cash redemptions of at least $50.***

+ Shares of the applicable Portfolio or Fund will be redeemed to provide the requested payment.

+ Redemptions that exceed dividend income and capital gains may eventually exhaust the account.

EXCHANGES. Shareholders may contact their Investment Representative or the WM Group of Funds to exchange or arrange for automatic monthly exchanges of their shares. Shareholders may exchange shares of any of the Portfolios or Funds for shares of the same class of any of the other Portfolios or Funds. Exchanges of shares are sales and may result in a gain or loss for income tax purposes.

+ All exchanges are subject to the minimum investment requirements of the Portfolio or Fund being acquired and to its availability for sale in the shareholder's state of residence.

+ Exchanges are made at the relative NAVs of the shares being exchanged next determined after receipt of a properly completed exchange request.

+ No additional sales charge will be incurred when exchanging shares, except that Class A shares exchanged from a Money Fund will be subject to the acquired Portfolio's or Fund's sales charge unless the shares exchanged had previously been obtained by exchange of shares of a Portfolio or Fund that imposes an initial charge on Class A shares.

+ Any CDSC on the subsequent sale of shares acquired by exchange will be based on the CDSC schedule of the Portfolio or Fund from which the shares were initially purchased.

+ Class A shares of the Money Market Fund may be exchanged for Class B or Class
  C shares of a Portfolio or Fund. Following such an exchange, the shares will be subject to the CDSC schedule applicable to the Class B or Class C shares purchased. Also, it may not be appropriate to exchange Class A shares of the Money Market Fund for Class B or Class C shares of a Portfolio or another Fund, where the Class A shares were originally subject to an initial sales charge.

+ Class B or Class C shares of the Portfolios or Funds may not be exchanged for Class A shares of a Portfolio or another Fund.

REDEMPTION/EXCHANGE FEE -- INTERNATIONAL GROWTH FUND. Class A shares of the International Growth Fund that are redeemed or exchanged within 90 days of their purchase will be subject to a 2.00% redemption fee on the proceeds (in addition to any applicable CDSC). Redemptions of less than $10,000 are not subject to a redemption fee. The redemption fee will be retained by the Fund. In determining whether a redemption fee is payable, it is assumed that the purchase from which the redemption is made is the earliest purchase for shares of the Fund by the shareholder from which a redemption or exchange has not already been effected.
--------------------------------------------------------------------------------
  * Note: The WM Group of Funds telephone representatives are available Monday-Friday, 8:00 am-9:00 pm (EST) to assist both Investment Representatives and shareholders. During holidays or days when the NYSE closes early, the offices of the Portfolios and Funds may be closed or may

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    close early as well. The Portfolios and Funds also maintain a voice response unit ("VRU"), which provides account access 24 hours a day. It may be difficult to reach the WM Group of Funds by telephone during periods of unusual economic or market activity. Please be persistent during these times.
 ** The minimum balance and minimum dollar requirement is waived for IRA or other qualified retirement accounts to the extent necessary to meet an RMD. *** Note: Exceptions may apply. Please contact the WM Group of Funds for additional information.

OTHER POLICIES AND PRACTICES OF THE WM GROUP OF FUNDS

CHECK WRITING PRIVILEGE. The WM Group of Funds offers a check writing privilege, as discussed below.

+ Available for the Money Market Fund, California Money Fund and Tax-Exempt
  Money Fund, Class A shares only.

+ $250 per check minimum applies.

+ The WM Group of Funds may charge a fee for checks presented for an amount in excess of the then-current value of the money market shares held in the account. In addition, the shareholder may be subject to fees and charges by the payee of the check; the Funds are not responsible for these fees and charges.

+ Failure to maintain a balance in the Money Market Fund sufficient to meet obligations (checks written) may result in the revocation of the check writing privilege and/or account closure.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, legal street address, date of birth, social security number, and/or other information that will allow us to identify you. If we are unable to verify your customer information on a timely basis, we may close your account or take such other steps as we deem appropriate.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING DEALER
COMPENSATION. Each of the Funds has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, B and C shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. The Tax-Exempt Money Market and California Money Funds currently offer only Class A shares. Under the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, the Distributor is paid a distribution fee as compensation in connection with the offering and sale of Class B and C shares at an annual rate of 0.75% of the average daily net assets of such shares. The amounts payable by the Fund under the Rule 12b-1 Plans need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the full amount of the fees.

Service Fees. The Distributor may pay to dealers service fees on Class A, Class B and Class C shares at the annual rate of 0.25% of the average daily net assets of such shares for which they are the dealers of record. These fees are not paid until after such shares have been held for three months (for Class A shares) or thirteen months (for Class B and Class C shares) and the average daily net assets of all shares for which such dealer is the dealer of record is at least $100,000.

Distribution Fees. The proceeds from the distribution fees paid by Class B and Class C shareholders, together with any applicable CDSC, are paid to the Distributor. The Distributor generally uses distribution fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers, printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

Commissions to Dealers.

+ Class A Shares: The Distributor pays to dealers a portion of the initial sales charge it receives from sales of Class A shares, as described in "Choosing a Share Class." In addition, the Distributor may pay to dealers commissions of up to 1.00% on purchases of Class A shares at NAV that are part of a purchase of $1 million or more. Please see p. 56 for more details.

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

+ Class B Shares: The Distributor currently pays dealers, from its own resources, commissions of up to 4.00% of the price of Class B shares sold by them (3.00% for Class B shares of the Short Term Income Fund).

+ Class C Shares: The Distributor currently pays dealers, from its own resources, commissions of up to 1.00% of the price of Class C shares sold by them.

Additional Information Regarding Dealer Compensation. WM Advisors may make payments, at its expense, to dealers or other financial intermediaries at an annual rate of up to 0.50% of the average daily net assets of shares of the Portfolios.

The Distributor, at its expense, may provide additional compensation to dealers. These payments generally represent a percentage of a qualifying dealer's sales and/or the value of shares of the Portfolios or Funds within a qualifying dealer's client accounts. Such payments may also include reimbursement for expenses associated with qualifying dealers' conferences, transaction (or "ticket") charges and general marketing expenses.

By agreement, the Portfolios and Funds may pay fees to dealers that are intended to compensate them for out of pocket expenses incurred for National Securities Clearing Corporation accounts. Such expenses may include, but are not limited to, mailing of statements, tax forms and confirmations.

WM Advisors and/or a Fund's sub-advisor do not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell shares of the Portfolios and Funds may receive commissions from a Fund in connection with the execution of the Fund's portfolio transactions.

The Distributor may, from time to time, pay to dealers, in connection with retail sales or the distribution of shares of a Portfolio or Fund, material compensation in the form of promotional material or educational meetings. Salespersons, including representatives of WM Financial Services, Inc. (a subsidiary of Washington Mutual), and any other person entitled to receive any compensation for selling or servicing Portfolio or Fund shares may receive different compensation with respect to one particular class of shares over another, and may receive additional compensation or other incentives for selling Portfolio or Fund shares.

DISTRIBUTION OF INCOME AND CAPITAL GAINS. The Portfolios and Funds distribute dividends from net investment income (which is essentially interest and dividends, if any, earned from securities, minus expenses). They also make capital gain distributions if realized gains from the sale of securities exceed realized losses. The amount of dividends of net investment income, qualified dividend income and distributions of net realized long-and short-term capital gains payable to shareholders will be determined separately for each Portfolio or Fund. For more information, please see the section entitled "Tax Considerations" in this Prospectus.

+ Dividends from the net investment income of the Fixed-Income, Municipal and Money Funds will normally be declared daily and paid monthly.

+ Dividends from the net investment income of the Flexible Income, Conservative
  Balanced, Balanced, Conservative Growth Portfolios, as well as the Equity Income and the REIT Funds will normally be declared and paid quarterly.

+ Dividends from the net investment income of the Strategic Growth Portfolio and Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Growth and International Growth Funds will normally be declared and paid annually.

+ Each of the Portfolios and Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that net realized capital gains and net investment income, if any, are paid at least annually.

+ The Portfolios and Funds distribute net realized capital gains, if any, at least annually, normally in December.

Dividends and capital gain distributions may be reinvested or paid directly to the shareholder; however, the Portfolios and Funds will automatically reinvest dividends or distributions of $10 or less. Reinvestments of dividends and capital gain distributions are made at the NAV determined on the day the dividends or distributions are deducted from the Portfolio's or Fund's NAV. Shareholders may indicate their choice at the time of account establishment or at a later time by contacting their Investment Representative or the Funds' offices. Options include:

+ Automatic reinvestment: Unless the shareholder chooses another option, all dividends and capital gain distributions are reinvested in additional shares of the same class of the Portfolio or Fund, without an initial sales charge or being subject to a CDSC.

+ Reinvestment in another Portfolio or Fund: Income dividends and capital gain distributions may be automatically invested in the same class of shares of another Portfolio or Fund, provided that Portfolio or Fund is available for sale in the shareholder's state of residence AND THE MINIMUM INITIAL INVESTMENT IS MET.

+ Cash payments: All dividends and capital gain distributions will be deposited in the shareholder's pre-authorized bank account or paid by check and mailed to the address of record.

MARKET TIMING. The Portfolios and Funds are not intended for "market timing" or other forms of short-term trading. Although it is the policy of the WM Group of Funds to seek to prevent market timing and other excessive trading practices, there is no assurance that short-term trading will not occur. In addition, the Portfolios and Funds may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts"). If the Portfolios and Funds are used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns. The Portfolios and Funds reserve the right to reject any purchases, including purchases by exchange.

MEDALLION SIGNATURE GUARANTEE. For the protection of our shareholders, the WM Group of Funds requires the Medallion Signature Guarantee on certain requests and documents. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are Securities Transfer Agents Medallion Program 2000 New Technology (STAMP/2000), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Medallion Signature Guarantees from financial institutions that do not participate in one of these programs or use pre-STAMP 2000 Medallion will not be accepted. Contact the WM Group of Funds for more information.

PROMPT PAYMENT. Payment normally will be made on the next business day after redemption, but no later than seven days after the transaction, unless the shareholder recently purchased shares by check or Automated Clearing House ("ACH") transfer. In that case, redemption proceeds may be delayed up to 10 business days after the purchase transaction, to allow for the collection of funds. Under unusual circumstances, the Portfolio or Fund may suspend redemptions or postpone payment for seven days as permitted by federal securities laws. Redemption proceeds will be sent by check or ACH transfer to the shareholder's address or bank account of record, without charge. Redemption proceeds sent via overnight service or wire may be subject to a fee (and the receiving institution may also charge a fee to receive a wire transmission).

SMALL ACCOUNTS. It is costly to maintain small accounts. Accordingly, the Portfolios and Funds reserve the right to charge an annual "small account" fee up to $12 annually, which may be deducted from a fund account balance with a value less than $1,000. The fees will be retained by the respective Portfolio or Fund. The valuation of accounts and the deduction are expected to take place in September each year. This "small account" fee will not be imposed on any account open less than one year. Alternatively, an account may be closed after 60 days written notice if the value in an individual Portfolio or Fund falls below the minimum initial investment stated on page 53 of this Prospectus. Accounts will not be closed if they fall below the minimum amount solely because of declines in market value. Shares will be redeemed at the next calculated NAV, less any applicable CDSC, on the day the fee is charged or the account is closed.

STATEMENTS. Each calendar quarter, the WM Group of Funds sends by mail or e-mail notification to each shareholder a statement of all transactions affecting his or her account during the quarter and a statement showing the account balance as of the end of the quarter. If, within 60 days after such mailing or e-mail notification, the shareholder or Investment Representative has not given the Funds written notice of any exception or objection, transactions reflected in the quarterly statement shall be deemed to have been accepted by the shareholder.

To reduce expenses to the Portfolios and Funds, the WM Group of Funds attempts to eliminate duplicate mailings to the same address. The Portfolios and Funds deliver a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. These prospectus and shareholder reports, including the annual privacy notice, will be delivered in this manner indefinitely unless the shareholder instructs the WM Group of Funds otherwise. Shareholders or their Investment Representatives may request multiple copies of documents by contacting the WM Group of Funds at 1-800-222-5852.
--------------------------------------------------------------------------------

TAX CONSIDERATIONS

Each Portfolio and Fund will distribute substantially all of its net investment income and net realized capital gain on a current basis.

The shareholder is responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gain distributions. This is true whether such dividends or distributions are paid in cash or reinvested in additional shares.

Generally, dividends paid by the Portfolios and Funds from interest, dividends or net short-term capital gains will be taxed as ordinary income. Distributions designated by the Portfolio or Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For the period between May 6, 2003 and December 31, 2008, distribution of investment income designated by the fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain.

A dividend or distribution made shortly after the purchase of shares of a Portfolio or Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above.

Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security Number) to avoid the "back-up" withholding tax, currently 28%.

Early in each calendar year, each Portfolio and Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale, redemption or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the International Growth Fund may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE MUNICIPAL FUNDS, TAX-EXEMPT MONEY MARKET AND CALIFORNIA MONEY FUNDS. Distributions designated as "exempt-interest dividends" by any of the Municipal Funds, the Tax-Exempt Money Market Fund or the California Money Fund are generally not subject to federal income tax. However, if you receive Social Security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in one of these Funds may have on the federal taxation of your benefits. In addition, an investment in one of these Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. Each of the Municipal Funds, the Tax-Exempt Money Market Fund and the California Money Fund may invest a portion of its assets in securities that generate income that is not exempt from federal (or state and local) income tax. Income exempt from federal tax may be subject to state and local income tax. In addition, any capital gains distributed by these Funds will be taxable as described above.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE CALIFORNIA MUNICIPAL, CALIFORNIA INSURED INTERMEDIATE MUNICIPAL AND CALIFORNIA MONEY FUNDS. A portion of the dividends paid by the California Municipal, California Insured Intermediate Municipal and California Money Funds will be exempt from California State personal income tax, but not from California State franchise tax or California State corporate income tax. Corporate taxpayers should consult their tax advisor concerning the California state tax treatment of investments in these Funds.

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE PORTFOLIOS OR FUNDS. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE PORTFOLIOS OR FUNDS.

HOW NAV IS DETERMINED

Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Funds' NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Funds' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the closed foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier. Under unusual circumstances, the Money Funds may determine their NAVs on days on which the New York Stock Exchange is not open for regular trading.

In addition, the Portfolios and Funds have adopted fair value pricing procedures and methodologies, which, among other things, generally require the Portfolios and Funds to fair value foreign securities if there has been movement in the U.S. market and/or other economic indicators that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used to a significant extent by the Portfolios and Funds.

ADVISOR AND SUB-ADVISORS

The Portfolios and Funds are managed by WM Advisors, Inc., which is referred to as WM Advisors in this Prospectus. WM Advisors' address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. WM Advisors has delegated portfolio management responsibilities in respect of the Growth, International Growth, Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds to sub-advisors. Each Portfolio and Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of WM Advisors and the sub-advisors to the Funds indicated below. For more information see the SAI.

WM Advisors has been in the business of investment management since 1944. Its responsibilities include formulating each Portfolio's and Fund's investment policies (subject to the terms of this Prospectus), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisors, monitoring each Portfolio's or Fund's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Portfolios and Funds. In connection with its service as investment advisor to each Portfolio and Fund, WM Advisors may engage one or more sub-advisors to provide investment advisory services to any of the Portfolios or Funds and may replace or remove any such sub-advisor if it deems such action to be in the best interests of a Portfolio or Fund and its shareholders. Where WM Advisors has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Portfolio's or Fund's assets.

WM Advisors is a wholly owned indirect subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The following organizations, under the supervision of WM Advisors, act as sub-advisors to the Funds indicated below and are responsible for continuously reviewing, supervising and administering such Funds' respective investment programs:

CAPITAL GUARDIAN TRUST COMPANY, 333 South Hope Street, Los Angeles, California 90071 ("Capital Guardian"), acts as sub-advisor to the International Growth Fund. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is in turn owned by The Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. CGC maintains investment management relationships with several other organizations around the world. Capital Guardian had aggregate assets under management of approximately $146.1 billion as of December 31, 2003.

COLUMBIA MANAGEMENT ADVISORS, INC., 100 Federal Street, Boston, MA 02110 ("Columbia") acts as one of three sub-advisors to the Growth Fund. Columbia's Portland-based investment center has been registered with the SEC as an investment advisor since 1969. Columbia Management Company was acquired by Fleet Financial Group in 1997 (later known as FleetBoston Financial). On April 1, 2004, the holding companies of FleetBoston Financial Corporation and Bank of America Corporation merged. As a result of the merger, Columbia became part of the Bank of America family of companies. As of December 31, 2003, Columbia and its affiliates had aggregate assets under management of approximately $136.8 billion.

JANUS CAPITAL MANAGEMENT LLC, 151 Detroit Street, Denver, Colorado 80206 ("Janus"), acts as one of three sub-advisors to the Growth Fund. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCG"), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. Janus has been providing investment advice to mutual funds or other large institutional clients since 1969. As of December 31, 2003, Janus' assets under management were in excess of $151.5 billion.

OPPENHEIMERFUNDS, INC., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10018 ("Oppenheimer"), acts as one of three sub-advisors to the Growth Fund. Oppenheimer has been in the investment management business since 1960. Oppenheimer and its subsidiaries and affiliates managed more than $154.8 billion in assets as of December 31, 2003, including Oppenheimer funds with more than 5 million shareholder accounts. Oppenheimer is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

VAN KAMPEN ASSET MANAGEMENT, 1221 Avenue of the Americas, New York, New York 10020 ("Van Kampen"), acts as sub-advisor to the California Municipal, California Insured Intermediate Municipal, and Tax-Exempt Bond Funds. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional and investment company clients and, together with its affiliates, had aggregate assets under management or supervision, as of December 31, 2003, of more than $84.0 billion.

INDIVIDUAL FUND MANAGERS

WM Advisors' portfolio managers are compensated through a combination of base salary and incentive compensation. Incentive compensation is based on investment performance relative to a peer group of mutual funds and other measures of performance.

Randall L. Yoakum, CFA, Senior Vice President and Chief Investment Strategist of WM Advisors, has led a team of investment professionals in managing the Portfolios since February 1999. Michael D. Meighan, CFA, Vice President and Portfolio Manager of WM Advisors, has been responsible for co-managing the Portfolios with Mr. Yoakum since March 2003. Prior to Mr. Yoakum's joining WM Advisors, he was Chief Investment Officer for D.A. Davidson & Co. (DADCO) for two years. From September 1994 until he joined DADCO, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research &

Management Co. (the predecessor to WM Advisors) for eight years. Mr. Meighan joined WM Advisors in 1999. Prior to that, he was employed with Mr. Yoakum at DADCO as a Portfolio Manager and Senior Analyst for its asset allocation product since 1993.

Stephen Q. Spencer, CFA, First Vice President, Head of Equity Investments and Senior Portfolio Manager of WM Advisors, leads a team of investment professionals that is responsible for the management of the Equity Funds that are not sub-advised. Mr. Spencer has had primary responsibility for the day-to-day management of the Growth & Income Fund since March 2003. Previously, Mr. Yoakum and Mr. Spencer co-managed the Growth & Income Fund since January 2000. Mr. Spencer has been employed by WM Advisors since September 1999. Prior to that, Mr. Spencer was a Portfolio Manager and Senior Equity Analyst for Smoot, Miller, Cheney & Co. since 1985.

Richard E. Helm, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the Equity Income Fund since March 2001. He has also been responsible for the day-to-day management of the REIT Fund since March 2003. From 1999 to 2001, Mr. Helm was Vice President and Senior Portfolio Manager of Northwestern Trust and Investors Advisory Company. Mr. Helm was Vice President, Director and Portfolio Manager of TD Asset Management Inc. from 1997 to 1999, Vice President and Portfolio Manager of Parametric Portfolio Associates from 1994 to 1995 and Vice President and Portfolio Manager of Morgan Stanley Asset Management from 1988 to 1994.

Philip M. Foreman, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the West Coast Equity Fund since 2002. Mr. Foreman has been employed by WM Advisors since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at WM Advisors, Inc. from 1991 until 1999.

Daniel R. Coleman, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the Mid Cap Stock Fund since December 2001. Mr. Coleman joined WM Advisors in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/ Clyde Hill Research from 1989 until 2000.

Linda C. Olson, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the Small Cap Growth Fund since January 2000. She co-managed the Fund from March 1998 to January 2000. Ms. Olson has been employed by WM Advisors since 1997.

Gary J. Pokrzywinski, CFA, Senior Vice President, Head of Investments and Senior Portfolio Manager of WM Advisors, leads a team of investment professionals in managing the Fixed-Income Funds and is primarily responsible for the day-to-day management of the Income and High Yield Funds. He has managed these Funds since July 1992 and March 1998, respectively, and has been employed by WM Advisors since 1992.

David W. Simpson, CFA, Vice President and Senior Portfolio Manager of WM Advisors, has been responsible for the day-to-day management of the Small Cap Value Fund since March 2004. From 2001 to 2002, Mr. Simpson was Chief Investment Officer and Managing Director of Summit Capital Management, LLC. Prior to that, Mr. Simpson was Vice President and Senior Portfolio Manager of WM Advisors for eight years.

Craig V. Sosey, Vice President and Senior Portfolio Manager of WM Advisors, has been primarily responsible for the day-to-day management of the Short Term Income and U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by WM Advisors since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.

Capital Guardian has been sub-advisor for the International Growth Fund since June 1999. Capital Guardian employs a team of portfolio managers each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to him or her. They are: David I. Fisher, Harmut Giesecke, Arthur
J. Gromadzki, Richard N. Havas, Nancy J. Kyle, Christopher A. Reed, Lionel M. Sauvage, Nilly Sikorsky and Rudolf M. Staehelin. Mr. Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian as well as Vice Chairman of Capital International, Inc., Emerging Markets Growth Fund, Inc. and also a director of the Capital Group Companies, Inc. He has been employed by the Capital Group organization since 1971. Mr. Giesecke is Chairman of the Board of Capital Group's Japanese investment management subsidiary, Capital International K.K., and Managing Director, Asia-Pacific, Capital Group International, Inc. Mr. Giesecke, who has been with the Capital Group organization since 1972, is also a Senior Vice President and a Director of Capital International, Inc. as well as a Senior Vice President of Capital International Research, Inc. and a Vice President of Emerging Markets Growth Fund. Mr. Gromadzki is a Vice President of Capital International Research, Inc. with European equity portfolio management and investment analyst responsibilities. Mr. Gromadzki has been employed by the Capital Group organization since 1987. Mr. Havas, who has been with the Capital Group organization since 1986, is a Senior Vice President and Portfolio Manager for Capital Guardian and Capital International Limited as well as a Senior Vice President and Director of Capital Guardian (Canada), Inc. Ms. Kyle, who has been with the Capital Group organization since 1991, is a Senior Vice President and Director of Capital Guardian. Ms. Kyle is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. Mr. Reed is a Director and a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Japan, Pacific Basin and non-U.S. equity portfolios and research responsibilities for the Japanese financial sector. Mr. Reed has been employed by the Capital Group organization since 1994. Mr. Sauvage is a Senior Vice President and Portfolio Manager for Capital Guardian and a Vice President for Capital International Research, Inc. Mr. Sauvage has been employed by the Capital Group organization since 1987. Ms. Sikorsky is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective, S.A., Managing Director -- Europe and a Director of Capital Group International, Inc., and serves as a Director of the Capital Group, Capital International Limited and Capital International K.K. Ms. Sikorsky has been employed by the Capital Group organization since 1962. Mr. Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A., and has been employed by the Capital Group organization since 1981.

Alexander S. Macmillan III, CFA, and Paul J. Berlinguet have co-managed the portion of the Growth Fund's portfolio that is managed by Columbia since April 1, 2004. Prior to April 1st, Mr. Macmillan was primarily responsible for the day-to-day management of Columbia's portion of the portfolio since March 1, 2002. Mr. Macmillan, a Senior Vice President and Co-head of the Large-Cap Growth Team, has been employed by Columbia since 1989. Mr. Berlinguet, a Co-head of the Large-Cap Growth Team, has been associated with Columbia since October 2003. Prior to joining Columbia in October 2003, Mr. Berlinguet was head of the Large-Mid Cap Equity Group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Technology Investment Team and a large-cap growth portfolio manager at Baring Asset Management.

E. Marc Pinto, CFA, is primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Janus. Mr. Pinto, Portfolio Manager and Vice President, has been employed by Janus since 1994, where his duties include the management of institutional separate accounts in the LargeCap Growth discipline.

Jane Putnam, CFA, is primarily responsible for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Oppenheimer. Ms. Putnam, a Vice President and Portfolio Manager, joined Oppenheimer in 1994.

Since May 1992, Joseph A. Piraro, Vice President of Van Kampen, has had primary responsibility for the day-to-day management of the California Municipal Fund. Mr. Piraro has been employed by Van Kampen since 1992. Mr. Piraro has also had primary responsibility for the day-to-day management of the California Insured Intermediate Municipal Fund since the Fund's inception. Thomas M. Byron, Vice President of Van Kampen, has had primary responsibility for the day-to-day management of the Tax-Exempt Bond Fund since January 1999. Mr. Byron has been at Van Kampen since 1981 and prior to taking over responsibility for managing the Fund, Mr. Byron was Head Buyer and Manager of Van Kampen's Unit Investment Trust desk.

                                MANAGEMENT FEES

During their most recent fiscal years, each of the Portfolios and Funds paid management fees to WM Advisors at the following rates (not reflecting any expense waivers or reimbursements):*

                                                               Fees Paid as a Percentage
FUNDS                                                                of Net Assets
----------------------------------------------------------------------------------------
Flexible Income Portfolio...................................             0.65%
Conservative Balanced Portfolio.............................             0.65%
Balanced Portfolio..........................................             0.65%
Conservative Growth Portfolio...............................             0.65%
Strategic Growth Portfolio..................................             0.65%
Equity Income Fund..........................................             0.54%
Growth & Income Fund........................................             0.52%
West Coast Equity Fund......................................             0.58%
Mid Cap Stock Fund..........................................             0.75%
Growth Fund.................................................             0.79%**
Small Cap Growth Fund.......................................             0.85%
International Growth Fund...................................             0.90%**
Short Term Income Fund......................................             0.50%
U.S. Government Securities Fund.............................             0.50%
Income Fund.................................................             0.50%
High Yield Fund.............................................             0.57%
Tax-Exempt Bond Fund........................................             0.49%**
California Municipal Fund...................................             0.50%**
California Insured Intermediate Municipal Fund..............             0.50%**
Money Market Fund...........................................             0.45%
Tax-Exempt Money Market Fund................................             0.45%
California Money Fund.......................................             0.45%

 * Fees paid by the REIT Fund and Small Cap Value Fund are not disclosed because the Funds have not operated for a full fiscal year. As a percentage of net assets, the REIT Fund will pay 0.80% of the first $500 million, 0.75% of the next $1.5 billion, 0.70% of the next $1 billion and 0.65% thereafter. The Small Cap Value Fund will pay 0.85% of its average net assets.

** Including amounts paid to sub-advisor(s).

WM Advisors has undertaken to waive its management fees and reimburse expenses to the extent necessary to limit the total Fund operating expenses for Class A shares of the following Funds to the indicated annual rates through October 31, 2004.

                                                                   Total Fund
                                                               Operating Expenses
                                                                as a Percentage
FUNDS                                                            of Net Assets
---------------------------------------------------------------------------------
Tax-Exempt Money Market Fund................................         0.81%
California Money Fund.......................................         0.58%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR REPRESENTATIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL highlights
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

The financial highlights table is intended to help you understand the Portfolios' and Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio or Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolio or Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Deloitte & Touche LLP. The Independent Auditors' Report, along with the Portfolios' and Funds' financial statements, are included in their Annual Reports to Shareholders, which are available upon request.

                                            INCOME FROM INVESTMENT OPERATIONS
                                       --------------------------------------------
                                                         NET REALIZED
                    NET ASSET VALUE,                    AND UNREALIZED   TOTAL FROM
                      BEGINNING OF     NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT
                         PERIOD            INCOME        INVESTMENTS     OPERATIONS
                    ----------------   --------------   --------------   ----------
FLEXIBLE INCOME
  PORTFOLIO
CLASS A
10/31/03                 $10.17            $0.38(6)         $ 0.77         $ 1.15
10/31/02                  10.71             0.45(6)          (0.48)         (0.03)
10/31/01                  11.06             0.50(6)          (0.04)          0.46
10/31/00                  10.75             0.47(6)           0.42           0.89
10/31/99                  10.63             0.40(6)           0.57(7)        0.97
CLASS B
10/31/03                  10.15             0.30(6)           0.77           1.07
10/31/02                  10.71             0.38(6)          (0.50)         (0.12)
10/31/01                  11.06             0.42(6)          (0.04)          0.38
10/31/00                  10.75             0.39(6)           0.42           0.81
10/31/99                  10.63             0.33(6)           0.56(7)        0.89
CLASS C
10/31/03                  10.13             0.30(6)           0.76           1.06
10/31/02(5)               10.54             0.24(6)          (0.43)         (0.19)
CONSERVATIVE
  BALANCED
  PORTFOLIO
CLASS A
10/31/03                 $ 8.83            $0.28(6)         $ 0.97         $ 1.25
10/31/02                   9.43             0.33             (0.61)         (0.28)
10/31/01                   9.96             0.34(6)          (0.44)         (0.10)
10/31/00                   9.94             0.51(6)           0.02(7)        0.53
10/31/99                  10.25             0.56             (0.27)          0.29
CLASS B
10/31/03                   8.82             0.21(6)           0.96           1.17
10/31/02                   9.43             0.27             (0.62)         (0.35)
10/31/01                   9.96             0.27(6)          (0.44)         (0.17)
10/31/00                   9.94             0.44(6)           0.02(7)        0.46
10/31/99                  10.25             0.50             (0.29)          0.21
CLASS C
10/31/03                   8.80             0.21(6)           0.97           1.18
10/31/02(5)                9.39             0.16             (0.60)         (0.44)

                                  LESS DISTRIBUTIONS
                    ----------------------------------------------
                                     DISTRIBUTIONS
                    DIVIDENDS FROM       FROM                           NET ASSET
                    NET INVESTMENT   NET REALIZED        TOTAL           VALUE,
                      INCOME(1)      CAPITAL GAINS   DISTRIBUTIONS    END OF PERIOD
                    --------------   -------------   -------------   ---------------
FLEXIBLE INCOME
  PORTFOLIO
CLASS A
10/31/03                $(0.38)         $(0.02)         $(0.40)          $10.92
10/31/02                 (0.43)          (0.08)          (0.51)           10.17
10/31/01                 (0.61)          (0.20)          (0.81)           10.71
10/31/00                 (0.55)          (0.03)          (0.58)           11.06
10/31/99                 (0.48)          (0.37)          (0.85)           10.75
CLASS B
10/31/03                 (0.30)          (0.02)          (0.32)           10.90
10/31/02                 (0.36)          (0.08)          (0.44)           10.15
10/31/01                 (0.53)          (0.20)          (0.73)           10.71
10/31/00                 (0.47)          (0.03)          (0.50)           11.06
10/31/99                 (0.40)          (0.37)          (0.77)           10.75
CLASS C
10/31/03                 (0.31)          (0.02)          (0.33)           10.86
10/31/02(5)              (0.22)         --               (0.22)           10.13
CONSERVATIVE
  BALANCED
  PORTFOLIO
CLASS A
10/31/03                $(0.27)         $--             $(0.27)          $ 9.81
10/31/02                 (0.32)         --               (0.32)            8.83
10/31/01                 (0.43)         --               (0.43)            9.43
10/31/00                 (0.50)          (0.01)          (0.51)            9.96
10/31/99                 (0.58)          (0.02)          (0.60)            9.94
CLASS B
10/31/03                 (0.20)         --               (0.20)            9.79
10/31/02                 (0.26)         --               (0.26)            8.82
10/31/01                 (0.36)         --               (0.36)            9.43
10/31/00                 (0.43)          (0.01)          (0.44)            9.96
10/31/99                 (0.50)          (0.02)          (0.52)            9.94
CLASS C
10/31/03                 (0.22)         --               (0.22)            9.76
10/31/02(5)              (0.15)         --               (0.15)            8.80

                                                  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                     --------------------------------------------------------------------------------------------------------
                                                                                                         RATIO OF OPERATING
                                                                                                        EXPENSES TO AVERAGE
                                                                                                       NET ASSETS WITHOUT FEE
                                                                                                         WAIVERS, EXPENSES
                                                                                                       REIMBURSED AND/OR FEES
                      NET ASSETS,            RATIO OF               RATIO OF NET                         REDUCED BY CREDITS
        TOTAL        END OF PERIOD      OPERATING EXPENSES      INVESTMENT INCOME TO     PORTFOLIO         ALLOWED BY THE
      RETURN(2)       (IN 000'S)     TO AVERAGE NET ASSETS(3)    AVERAGE NET ASSETS    TURNOVER RATE      CUSTODIAN(3)(4)
    --------------   -------------   ------------------------   --------------------   -------------   ----------------------

         11.49%        $224,192                1.04%                    3.64%                3%                   1.04%
         (0.37)%        144,710                1.06%                    4.41%                9%                   1.06%
          3.67%         110,680                1.06%                    4.61%                7%                   1.06%
          8.56%         129,386                1.06%                    4.28%               27%                   1.06%
          9.39%         194,404                1.00%                    3.86%               31%                   1.06%
         10.60%         371,639                1.79%                    2.89%                3%                   1.79%
         (1.08)%        244,999                1.81%                    3.66%                9%                   1.81%
          2.92%         146,555                1.79%                    3.88%                7%                   1.79%
          7.76%          77,238                1.80%                    3.54%               27%                   1.80%
          8.60%          46,821                1.75%                    3.11%               31%                   1.81%
         10.63%          68,746                1.79%                    2.89%                3%                   1.79%
         (1.78)%         20,677                1.81%(8)                 3.66%(8)             9%                   1.81%(8)
         14.38%          94,005                1.05%                    2.99%                4%                   1.09%
         (3.06)%         31,070                1.05%                    3.67%                9%                   1.17%
         (0.99)%         12,257                1.16%                    3.65%               18%                   1.30%
          5.52%           4,557                1.32%                    5.16%               59%                   1.32%
          2.89%           7,297                1.00%                    5.57%               51%                   1.24%
         13.46%         116,742                1.82%                    2.22%                4%                   1.86%
         (3.77)%         58,054                1.80%                    2.92%                9%                   1.92%
         (1.71)%         30,554                1.89%                    2.92%               18%                   2.03%
          4.76%          10,947                2.04%                    4.44%               59%                   2.04%
          2.05%          13,443                1.74%                    4.83%               51%                   1.98%
         13.53%          51,284                1.80%                    2.24%                4%                   1.84%
         (4.70)%         10,505                1.78%(8)                 2.94%(8)             9%                   1.90%(8)

FINANCIAL highlights
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                      INCOME FROM INVESTMENT OPERATIONS
                                 --------------------------------------------
                                                   NET REALIZED
              NET ASSET VALUE,                    AND UNREALIZED   TOTAL FROM
                BEGINNING OF     NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT
                   PERIOD            INCOME        INVESTMENTS     OPERATIONS
              ----------------   --------------   --------------   ----------
BALANCED
  PORTFOLIO
CLASS A
10/31/03           $10.24            $ 0.22           $ 1.62         $ 1.84
10/31/02            11.63              0.28            (1.08)         (0.80)
10/31/01            13.55              0.33(6)         (1.27)         (0.94)
10/31/00            12.22              0.28(6)          1.53           1.81
10/31/99            11.02              0.19(6)          2.39           2.58
CLASS B
10/31/03            10.22              0.14             1.61           1.75
10/31/02            11.62              0.20            (1.09)         (0.89)
10/31/01            13.54              0.23(6)         (1.27)         (1.04)
10/31/00            12.21              0.18(6)          1.55           1.73
10/31/99            11.02              0.11(6)          2.38           2.49
CLASS C
10/31/03            10.20              0.14             1.60           1.74
10/31/02(5)         11.35              0.13            (1.15)         (1.02)
CONSERVATIVE
  GROWTH
  PORTFOLIO
CLASS A
10/31/03           $10.37            $ 0.14(6)        $ 2.14         $ 2.28
10/31/02            12.35              0.16(6)         (1.52)         (1.36)
10/31/01            15.52              0.20(6)         (2.34)         (2.14)
10/31/00            13.43              0.12(6)          2.40           2.52
10/31/99            10.97              0.06(6)          3.70           3.76
CLASS B
10/31/03            10.14              0.05(6)          2.09           2.14
10/31/02            12.10              0.08(6)         (1.50)         (1.42)
10/31/01            15.17              0.09(6)         (2.28)         (2.19)
10/31/00            13.21              0.00(6)(9)       2.37           2.37
10/31/99            10.85             (0.03)(6)         3.61           3.58
CLASS C
10/31/03            10.10              0.06(6)          2.08           2.14
10/31/02(5)         11.79              0.05(6)         (1.66)         (1.61)

                            LESS DISTRIBUTIONS
              ----------------------------------------------
                               DISTRIBUTIONS
              DIVIDENDS FROM       FROM                          NET ASSET
              NET INVESTMENT   NET REALIZED        TOTAL          VALUE,
                INCOME(1)      CAPITAL GAINS   DISTRIBUTIONS   END OF PERIOD
              --------------   -------------   -------------   -------------
BALANCED
  PORTFOLIO
CLASS A
10/31/03          $(0.23)         $   --          $(0.23)         $11.85
10/31/02           (0.33)          (0.26)          (0.59)          10.24
10/31/01           (0.51)          (0.47)          (0.98)          11.63
10/31/00           (0.48)             --           (0.48)          13.55
10/31/99           (0.44)          (0.94)          (1.38)          12.22
CLASS B
10/31/03           (0.15)             --           (0.15)          11.82
10/31/02           (0.25)          (0.26)          (0.51)          10.22
10/31/01           (0.41)          (0.47)          (0.88)          11.62
10/31/00           (0.40)             --           (0.40)          13.54
10/31/99           (0.36)          (0.94)          (1.30)          12.21
CLASS C
10/31/03           (0.16)             --           (0.16)          11.78
10/31/02(5)        (0.13)             --           (0.13)          10.20
CONSERVATIVE
  GROWTH
  PORTFOLIO
CLASS A
10/31/03          $(0.14)         $(0.04)         $(0.18)         $12.47
10/31/02           (0.22)          (0.40)          (0.62)          10.37
10/31/01           (0.58)          (0.45)          (1.03)          12.35
10/31/00           (0.43)             --           (0.43)          15.52
10/31/99           (0.42)          (0.88)          (1.30)          13.43
CLASS B
10/31/03           (0.06)          (0.04)          (0.10)          12.18
10/31/02           (0.14)          (0.40)          (0.54)          10.14
10/31/01           (0.43)          (0.45)          (0.88)          12.10
10/31/00           (0.41)             --           (0.41)          15.17
10/31/99           (0.34)          (0.88)          (1.22)          13.21
CLASS C
10/31/03           (0.07)          (0.04)          (0.11)          12.13
10/31/02(5)        (0.08)             --           (0.08)          10.10

                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                      --------------------------------------------------------------------------------------------------------
                                                                                                          RATIO OF OPERATING
                                                                                                         EXPENSES TO AVERAGE
                                                                                                        NET ASSETS WITHOUT FEE
                                                                                                          WAIVERS, EXPENSES
                                                                                                        REIMBURSED AND/OR FEES
                       NET ASSETS,            RATIO OF               RATIO OF NET                         REDUCED BY CREDITS
                      END OF PERIOD      OPERATING EXPENSES      INVESTMENT INCOME TO     PORTFOLIO         ALLOWED BY THE
    TOTAL RETURN(2)    (IN 000'S)     TO AVERAGE NET ASSETS(3)    AVERAGE NET ASSETS    TURNOVER RATE      CUSTODIAN(3)(4)
    ---------------   -------------   ------------------------   --------------------   -------------   ----------------------

         18.07%        $  792,423               1.02%                    2.03%                5%                 1.02%
         (7.32)%          423,478               1.04%                    2.55%               19%                 1.04%
         (7.28)%          380,681               1.02%                    2.63%                6%                 1.02%
         15.11%           391,655               1.03%                    2.05%               22%                 1.03%
         25.16%           333,639               1.03%                    1.66%               39%                 1.04%
         17.25%         1,074,925               1.78%                    1.27%                5%                 1.78%
         (8.03)%          743,953               1.80%                    1.79%               19%                 1.80%
         (7.98)%          670,318               1.78%                    1.87%                6%                 1.78%
         14.26%           549,849               1.77%                    1.31%               22%                 1.77%
         24.22%           237,438               1.77%                    0.92%               39%                 1.78%
         17.15%           234,076               1.76%                    1.29%                5%                 1.76%
         (9.00)%           54,745               1.80%(8)                 1.79%(8)            19%                 1.80%(8)

         22.12%        $  615,501               1.05%                    1.24%                7%                 1.05%
        (11.72)%          347,297               1.06%                    1.41%               14%                 1.06%
        (14.31)%          319,583               1.03%                    1.45%                5%                 1.03%
         18.89%           341,685               1.02%                    0.76%               17%                 1.02%
         36.54%           249,650               1.02%                    0.48%               16%                 1.03%
         21.24%           827,312               1.81%                    0.48%                7%                 1.81%
        (12.46)%          623,852               1.82%                    0.65%               14%                 1.82%
        (14.93)%          636,145               1.79%                    0.69%                5%                 1.79%
         18.07%           604,460               1.77%                    0.01%               17%                 1.77%
         34.98%           263,911               1.77%                   (0.27)%              16%                 1.78%
         21.41%           195,556               1.79%                    0.50%                7%                 1.79%
        (13.72)%           48,424               1.82%(8)                 0.65%(8)            14%                 1.82%(8)

FINANCIAL highlights
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                      INCOME FROM INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                                 --------------------------------------------   ----------------------------------------------
                                                   NET REALIZED                                  DISTRIBUTIONS
              NET ASSET VALUE,                    AND UNREALIZED   TOTAL FROM   DIVIDENDS FROM       FROM
                BEGINNING OF     NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT   NET INVESTMENT   NET REALIZED        TOTAL
                   PERIOD        INCOME/(LOSS)     INVESTMENTS     OPERATIONS     INCOME(1)      CAPITAL GAINS   DISTRIBUTIONS
              ----------------   --------------   --------------   ----------   --------------   -------------   -------------
STRATEGIC
  GROWTH
  PORTFOLIO
CLASS A
10/31/03           $10.59            $ 0.03(6)        $ 2.63         $ 2.66         $   --          $(0.09)         $(0.09)
10/31/02            13.10              0.03(6)         (1.92)         (1.89)         (0.14)          (0.48)          (0.62)
10/31/01            17.11              0.05(6)         (3.21)         (3.16)         (0.47)          (0.38)          (0.85)
10/31/00            14.61             (0.04)(6)         3.07           3.03          (0.53)             --           (0.53)
10/31/99            11.67             (0.03)(6)         4.36           4.33          (0.41)          (0.98)          (1.39)
CLASS B
10/31/03            10.32             (0.05)(6)         2.55           2.50             --           (0.09)          (0.09)
10/31/02            12.78             (0.06)(6)        (1.88)         (1.94)         (0.04)          (0.48)          (0.52)
10/31/01            16.75             (0.06)(6)        (3.14)         (3.20)         (0.39)          (0.38)          (0.77)
10/31/00            14.40             (0.16)(6)         3.02           2.86          (0.51)             --           (0.51)
10/31/99            11.52             (0.13)(6)         4.31           4.18          (0.32)          (0.98)          (1.30)
CLASS C
10/31/03            10.32             (0.05)(6)         2.56           2.51             --           (0.09)          (0.09)
10/31/02(5)         12.50             (0.04)(6)        (2.14)         (2.18)            --              --              --


                NET ASSET
                 VALUE,
              END OF PERIOD
              -------------
STRATEGIC
  GROWTH
  PORTFOLIO
CLASS A
10/31/03         $13.16
10/31/02          10.59
10/31/01          13.10
10/31/00          17.11
10/31/99          14.61
CLASS B
10/31/03          12.73
10/31/02          10.32
10/31/01          12.78
10/31/00          16.75
10/31/99          14.40
CLASS C
10/31/03          12.74
10/31/02(5)       10.32

                                                  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                      ------------------------------------------------------------------------------------------------------
                                                                                                        RATIO OF OPERATING
                                                                                                       EXPENSES TO AVERAGE
                                                                                                      NET ASSETS WITHOUT FEE
                                                                                                        WAIVERS, EXPENSES
                                                                    RATIO OF NET                      REIMBURSED AND/OR FEES
                       NET ASSETS,            RATIO OF               INVESTMENT                         REDUCED BY CREDITS
                      END OF PERIOD      OPERATING EXPENSES       INCOME/(LOSS) TO      PORTFOLIO         ALLOWED BY THE
    TOTAL RETURN(2)    (IN 000'S)     TO AVERAGE NET ASSETS(3)   AVERAGE NET ASSETS   TURNOVER RATE      CUSTODIAN(3)(4)
    ---------------   -------------   ------------------------   ------------------   -------------   ----------------------

         25.24%         $298,852                1.13%                   0.30%               7%                 1.13%
        (15.45)%         166,354                1.13%                   0.23%              10%                 1.13%
        (19.03)%         153,857                1.08%                   0.34%               2%                 1.08%
         20.84%          142,241                1.06%                  (0.21)%             15%                 1.06%
         39.55%           74,678                1.07%                  (0.21)%             20%                 1.09%
         24.35%          484,656                1.88%                  (0.45)%              7%                 1.88%
        (16.04)%         350,982                1.87%                  (0.51)%             10%                 1.87%
        (19.70)%         384,566                1.84%                  (0.42)%              2%                 1.84%
         19.95%          363,910                1.81%                  (0.96)%             15%                 1.81%
         38.60%          130,522                1.83%                  (0.97)%             20%                 1.85%
         24.44%          107,826                1.84%                  (0.41)%              7%                 1.84%
        (17.44)%          26,645                1.85%(8)               (0.49)%(8)          10%                 1.85%(8)

FINANCIAL highlights
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                            INCOME FROM INVESTMENT OPERATIONS
                                       --------------------------------------------
                                                         NET REALIZED
                    NET ASSET VALUE,                    AND UNREALIZED   TOTAL FROM
                      BEGINNING OF     NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT
                         PERIOD        INCOME/ (LOSS)    INVESTMENTS     OPERATIONS
                    ----------------   --------------   --------------   ----------
REIT FUND
CLASS A
10/31/03(10)             $10.00            $ 0.28(6)        $ 2.35         $ 2.63
CLASS B
10/31/03(10)              10.00              0.22(6)          2.35           2.57
CLASS C
10/31/03(10)              10.00              0.23(6)          2.35           2.58
EQUITY INCOME FUND
CLASS A
10/31/03                 $12.73            $ 0.33(6)        $ 2.73         $ 3.06
10/31/02                  14.85              0.40(6)         (1.85)         (1.45)
10/31/01                  15.59              0.48(6)          0.37           0.85
10/31/00                  14.60              0.49(6)          1.42           1.91
10/31/99                  14.02              0.41             0.61           1.02
CLASS B
10/31/03                  12.65              0.20(6)          2.71           2.91
10/31/02                  14.78              0.27(6)         (1.85)         (1.58)
10/31/01                  15.52              0.35(6)          0.38           0.73
10/31/00                  14.53              0.37(6)          1.42           1.79
10/31/99                  13.96              0.27             0.63           0.90
CLASS C
10/31/03                  12.62              0.22(6)          2.68           2.90
10/31/02(5)               15.09              0.18(6)         (2.43)         (2.25)
GROWTH & INCOME
  FUND
CLASS A
10/31/03                 $18.44            $ 0.22(6)        $ 3.11         $ 3.33
10/31/02                  22.34              0.17(6)         (3.68)         (3.51)
10/31/01                  27.11              0.10            (3.63)         (3.53)
10/31/00                  24.61              0.06             3.30           3.36
10/31/99                  19.99              0.09(6)          4.62           4.71
CLASS B
10/31/03                  17.72              0.02             3.00           3.02
10/31/02                  21.67             (0.04)(6)        (3.55)         (3.59)
10/31/01                  26.49             (0.13)           (3.52)         (3.65)
10/31/00                  24.24             (0.17)            3.25           3.08
10/31/99                  19.77             (0.09)(6)         4.56           4.47
CLASS C
10/31/03                  17.73              0.03(6)          2.98           3.01
10/31/02(5)               21.36             (0.01)(6)        (3.62)         (3.63)

                                  LESS DISTRIBUTIONS
                    ----------------------------------------------
                                     DISTRIBUTIONS
                    DIVIDENDS FROM       FROM                           NET ASSET
                    NET INVESTMENT   NET REALIZED        TOTAL           VALUE,
                        INCOME       CAPITAL GAINS   DISTRIBUTIONS    END OF PERIOD
                    --------------   -------------   -------------   ---------------
REIT FUND
CLASS A
10/31/03(10)            $(0.17)         $   --          $(0.17)          $12.46
CLASS B
10/31/03(10)             (0.14)             --           (0.14)           12.43
CLASS C
10/31/03(10)             (0.15)             --           (0.15)           12.43
EQUITY INCOME FUND
CLASS A
10/31/03                $(0.33)         $   --          $(0.33)          $15.46
10/31/02                 (0.35)          (0.32)          (0.67)           12.73
10/31/01                 (0.46)          (1.13)          (1.59)           14.85
10/31/00                 (0.48)          (0.44)          (0.92)           15.59
10/31/99                 (0.40)          (0.04)          (0.44)           14.60
CLASS B
10/31/03                 (0.20)             --           (0.20)           15.36
10/31/02                 (0.23)          (0.32)          (0.55)           12.65
10/31/01                 (0.34)          (1.13)          (1.47)           14.78
10/31/00                 (0.36)          (0.44)          (0.80)           15.52
10/31/99                 (0.29)          (0.04)          (0.33)           14.53
CLASS C
10/31/03                 (0.23)             --           (0.23)           15.29
10/31/02(5)              (0.22)             --           (0.22)           12.62
GROWTH & INCOME
  FUND
CLASS A
10/31/03                $(0.18)         $   --          $(0.18)          $21.59
10/31/02                 (0.03)          (0.36)          (0.39)           18.44
10/31/01                 (0.07)          (1.17)          (1.24)           22.34
10/31/00                 (0.03)          (0.83)          (0.86)           27.11
10/31/99                 (0.09)          (0.00)(9)       (0.09)           24.61
CLASS B
10/31/03                    --              --              --            20.74
10/31/02                 (0.00)(9)       (0.36)          (0.36)           17.72
10/31/01                    --           (1.17)          (1.17)           21.67
10/31/00                    --           (0.83)          (0.83)           26.49
10/31/99                                    --              --            24.24
CLASS C
10/31/03                 (0.12)             --           (0.12)           20.62
10/31/02(5)                 --              --              --            17.73

                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                      ---------------------------------------------------------------------------------------------------------
                                                                                                           RATIO OF OPERATING
                                                                                                          EXPENSES TO AVERAGE
                                                                                                         NET ASSETS WITHOUT FEE
                                                                                                           WAIVERS, EXPENSES
                                                                        RATIO OF                         REIMBURSED AND/OR FEES
                       NET ASSETS,            RATIO OF               NET INVESTMENT                        REDUCED BY CREDITS
                      END OF PERIOD      OPERATING EXPENSES         INCOME/(LOSS) TO       PORTFOLIO         ALLOWED BY THE
    TOTAL RETURN(2)    (IN 000'S)       TO AVERAGE NET ASSETS      AVERAGE NET ASSETS    TURNOVER RATE        CUSTODIAN(4)
    ---------------   -------------   -------------------------   --------------------   -------------   ----------------------
         26.43%         $  3,159                1.91%(8)                  3.60%(8)             7%                   1.41%(8)
         25.86%            2,808                2.13%(8)                  2.88%(8)             7%                   2.13%(8)
         25.88%            1,322                2.06%(8)                  2.95%(8)             7%                   2.06%(8)
         24.43%         $268,489                0.95%                     2.43%               18%                   0.95%
        (10.35)%         198,756                0.97%                     2.77%               16%                   0.97%
          5.92%          211,445                0.96%                     3.17%               17%                   0.97%
         13.73%          191,850                1.05%                     3.39%               84%                   1.05%
          7.36%          241,746                1.05%                     2.61%               45%                   1.05%
         23.19%          103,888                1.89%                     1.49%               18%                   1.89%
        (11.20)%          82,330                1.88%                     1.86%               16%                   1.88%
          5.09%           68,549                1.81%                     2.32%               17%                   1.82%
         12.84%           47,386                1.85%                     2.59%               84%                   1.85%
          6.46%           75,485                1.84%                     1.82%               45%                   1.84%
         23.29%            5,973                1.78%                     1.60%               18%                   1.78%
        (15.07)%           1,780                1.80%(8)                  1.94%(8)            16%                   1.80%(8)

         18.18%         $541,707                0.93%                     1.12%               17%                   0.93%
        (16.10)%         475,010                0.94%                     0.79%               22%                   0.94%
        (13.40)%         560,226                0.92%                     0.40%               35%                   0.92%
         13.95%          662,086                0.94%                     0.21%               35%                   0.94%
         23.57%          705,835                1.00%                     0.37%               47%                   1.00%
         16.99%          115,457                1.96%                     0.09%               17%                   1.96%
        (16.94)%         123,423                1.91%                    (0.18)%              22%                   1.91%
        (14.20)%         186,247                1.82%                    (0.50)%              35%                   1.82%
         13.01%          242,611                1.78%                    (0.63)%              35%                   1.78%
         22.61%          233,216                1.76%                    (0.39)%              47%                   1.84%
         17.08%              823                1.89%                     0.16%               17%                   1.89%
        (17.00)%             264                1.83%(8)                 (0.10)%(8)           22%                   1.83%(8)

FINANCIAL highlights
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                            INCOME FROM INVESTMENT OPERATIONS
                                       -------------------------------------------
                                                        NET REALIZED
                    NET ASSET VALUE,        NET        AND UNREALIZED   TOTAL FROM
                      BEGINNING OF      INVESTMENT     GAIN/(LOSS) ON   INVESTMENT
                         PERIOD        INCOME/(LOSS)    INVESTMENTS     OPERATIONS
                    ----------------   -------------   --------------   ----------
WEST COAST EQUITY
  FUND
CLASS A
10/31/03                 $23.73           $ 0.04(6)        $ 8.37         $ 8.41
10/31/02                  28.89             0.02(6)         (4.09)         (4.07)
10/31/01                  36.23             0.11            (2.35)         (2.24)
10/31/00                  32.04             0.10(6)          8.22           8.32
10/31/99                  20.37            (0.05)           11.72          11.67
CLASS B
10/31/03                  21.73            (0.20)(6)         7.61           7.41
10/31/02                  26.71            (0.23)(6)        (3.73)         (3.96)
10/31/01                  34.12            (0.15)           (2.19)         (2.34)
10/31/00                  30.63            (0.19)(6)         7.81           7.62
10/31/99                  19.64            (0.25)           11.24          10.99
CLASS C
10/31/03                  21.74            (0.18)(6)         7.64           7.46
10/31/02(5)               27.59            (0.14)(6)        (5.71)         (5.85)
MID CAP STOCK FUND
CLASS A
10/31/03                 $12.39           $ 0.01(6)        $ 2.94         $ 2.95
10/31/02                  13.50            (0.01)(6)        (0.60)         (0.61)
10/31/01                  12.58            (0.03)(6)         1.00           0.97
10/31/00(11)              10.00            (0.02)(6)         2.60           2.58
CLASS B
10/31/03                  12.09            (0.13)(6)         2.86           2.73
10/31/02                  13.31            (0.15)(6)        (0.57)         (0.72)
10/31/01                  12.51            (0.15)(6)         1.00           0.85
10/31/00(11)              10.00            (0.08)(6)         2.59           2.51
CLASS C
10/31/03                  12.10            (0.12)(6)         2.85           2.73
10/31/02(5)               13.60            (0.10)(6)        (1.40)         (1.50)

                                  LESS DISTRIBUTIONS
                    ----------------------------------------------
                      DIVIDENDS      DISTRIBUTIONS
                       FROM NET          FROM                           NET ASSET
                      INVESTMENT     NET REALIZED        TOTAL           VALUE,
                        INCOME       CAPITAL GAINS   DISTRIBUTIONS    END OF PERIOD
                    --------------   -------------   -------------   ---------------
WEST COAST EQUITY
  FUND
CLASS A
10/31/03                $   --          $   --          $   --           $32.14
10/31/02                 (0.07)          (1.02)          (1.09)           23.73
10/31/01                 (0.03)          (5.07)          (5.10)           28.89
10/31/00                    --           (4.13)          (4.13)           36.23
10/31/99                    --              --              --            32.04
CLASS B
10/31/03                    --              --              --            29.14
10/31/02                 (0.00)(9)       (1.02)          (1.02)           21.73
10/31/01                    --           (5.07)          (5.07)           26.71
10/31/00                    --           (4.13)          (4.13)           34.12
10/31/99                    --              --              --            30.63
CLASS C
10/31/03                    --              --              --            29.20
10/31/02(5)                 --              --              --            21.74
MID CAP STOCK FUND
CLASS A
10/31/03                $   --          $   --          $   --           $15.34
10/31/02                    --           (0.50)          (0.50)           12.39
10/31/01                    --           (0.05)          (0.05)           13.50
10/31/00(11)                --              --              --            12.58
CLASS B
10/31/03                    --              --              --            14.82
10/31/02                    --           (0.50)          (0.50)           12.09
10/31/01                    --           (0.05)          (0.05)           13.31
10/31/00(11)                --              --              --            12.51
CLASS C
10/31/03                    --              --              --            14.83
10/31/02(5)                 --              --              --            12.10

                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                      -----------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF OPERATING
                                                                                                      EXPENSES TO AVERAGE
                                                                                                     NET ASSETS WITHOUT FEE
                                                                                                       WAIVERS, EXPENSES
                                                                    RATIO OF                         REIMBURSED AND/OR FEES
                       NET ASSETS,          RATIO OF             NET INVESTMENT                        REDUCED BY CREDITS
                      END OF PERIOD    OPERATING EXPENSES       INCOME/(LOSS) TO       PORTFOLIO         ALLOWED BY THE
    TOTAL RETURN(2)    (IN 000'S)     TO AVERAGE NET ASSETS    AVERAGE NET ASSETS    TURNOVER RATE        CUSTODIAN(4)
    ---------------   -------------   ---------------------   --------------------   -------------   ----------------------

         35.44%         $523,308              1.02%                   0.14%               14%                   1.02%
        (14.94)%         375,821              1.05%                   0.07%               16%                   1.05%
         (6.55)%         427,215              1.01%                   0.38%               27%                   1.01%
         28.73%          442,253              1.02%                   0.27%               42%                   1.02%
         57.29%          338,980              1.15%                  (0.21)%              41%                   1.15%
         34.10%          122,221              2.01%                  (0.85)%              14%                   2.01%
        (15.73)%         102,208              2.00%                  (0.88)%              16%                   2.00%
         (7.40)%         109,655              1.89%                  (0.50)%              27%                   1.89%
         27.67%          116,672              1.84%                  (0.55)%              42%                   1.84%
         55.96%           77,658              1.99%                  (1.05)%              41%                   1.99%
         34.27%            3,593              1.90%                  (0.74)%              14%                   1.90%
        (21.20)%           1,341              1.96%(8)               (0.84)%(8)           16%                   1.96%(8)

         23.81%         $ 38,676              1.16%                   0.07%               28%                   1.16%
         (4.86)%          28,248              1.25%                  (0.10)%              27%                   1.25%
          7.71%            6,165              1.36%                  (0.25)%              33%                   1.36%
         25.80%            2,451              1.40%(8)               (0.29)%(8)            9%                   1.40%(8)
         22.50%         $ 17,405              2.24%                  (1.01)%              28%                   2.24%
         (5.79)%          13,229              2.26%                  (1.11)%              27%                   2.26%
          6.79%           10,271              2.17%                  (1.06)%              33%                   2.17%
         25.10%            3,778              2.16%(8)               (1.05)%(8)            9%                   2.16%(8)
         22.56%              550              2.15%                  (0.92)%              28%                   2.15%
        (11.03)%              55              2.24%(8)               (1.09)%(8)           27%                   2.24%(8)

FINANCIAL highlights
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                            INCOME FROM INVESTMENT OPERATIONS
                                       --------------------------------------------
                                                         NET REALIZED
                    NET ASSET VALUE,                    AND UNREALIZED   TOTAL FROM
                      BEGINNING OF     NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT
                         PERIOD        INCOME/(LOSS)     INVESTMENTS     OPERATIONS
                    ----------------   --------------   --------------   ----------
GROWTH FUND
CLASS A
10/31/03                 $11.47            $(0.08)(6)      $  2.32        $  2.24
10/31/02                  15.23             (0.10)(6)        (3.66)         (3.76)
10/31/01                  32.78             (0.09)(6)       (13.13)        (13.22)
10/31/00                  29.71             (0.14)(6)         7.04           6.90
10/31/99                  17.64             (0.21)(6)        14.11          13.90
CLASS B
10/31/03                 $10.55             (0.18)(6)         2.12           1.94
10/31/02                  14.13             (0.21)(6)        (3.37)         (3.58)
10/31/01                  30.78             (0.24)(6)       (12.24)        (12.48)
10/31/00                  28.29             (0.38)(6)         6.70           6.32
10/31/99                  16.99             (0.38)(6)        13.51          13.13
CLASS C
10/31/03                 $10.56             (0.14)(6)         2.13           1.99
10/31/02(5)               13.48             (0.11)(6)        (2.81)         (2.92)
SMALL CAP GROWTH
  FUND (FORMERLY
  SMALL CAP STOCK
  FUND)
CLASS A
10/31/03                 $ 8.21            $(0.09)(6)      $  5.30        $  5.21
10/31/02                  13.60             (0.14)(6)        (4.28)         (4.42)
10/31/01                  26.67             (0.20)           (9.56)         (9.76)
10/31/00                  19.61             (0.27)(6)        10.01           9.74
10/31/99                  16.25             (0.20)(6)         6.36           6.16
CLASS B
10/31/03                 $ 7.40             (0.18)(6)         4.74           4.56
10/31/02                  12.46             (0.23)(6)        (3.86)         (4.09)
10/31/01                  24.93             (0.32)           (8.84)         (9.16)
10/31/00                  18.61             (0.47)(6)         9.47           9.00
10/31/99                  15.67             (0.34)(6)         6.08           5.74
CLASS C
10/31/03                 $ 7.42             (0.14)(6)         4.78           4.64
10/31/02(5)               11.51             (0.10)(6)        (3.99)         (4.09)

                                  LESS DISTRIBUTIONS
                    ----------------------------------------------
                                     DISTRIBUTIONS
                    DIVIDENDS FROM       FROM
                    NET INVESTMENT   NET REALIZED        TOTAL       NET ASSET VALUE,
                        INCOME       CAPITAL GAINS   DISTRIBUTIONS    END OF PERIOD
                    --------------   -------------   -------------   ----------------
GROWTH FUND
CLASS A
10/31/03                $   --          $   --          $   --            $13.71
10/31/02                    --              --              --             11.47
10/31/01                 (0.20)          (4.13)          (4.33)            15.23
10/31/00                    --           (3.83)          (3.83)            32.78
10/31/99                    --           (1.83)          (1.83)            29.71
CLASS B
10/31/03                    --              --              --             12.49
10/31/02                    --              --              --             10.55
10/31/01                 (0.04)          (4.13)          (4.17)            14.13
10/31/00                    --           (3.83)          (3.83)            30.78
10/31/99                    --           (1.83)          (1.83)            28.29
CLASS C
10/31/03                    --              --              --             12.55
10/31/02(5)                 --              --              --             10.56
SMALL CAP GROWTH
  FUND (FORMERLY
  SMALL CAP STOCK
  FUND)
CLASS A
10/31/03                $   --          $   --          $   --            $13.42
10/31/02                    --           (0.97)          (0.97)             8.21
10/31/01                    --           (3.31)          (3.31)            13.60
10/31/00                    --           (2.68)          (2.68)            26.67
10/31/99                    --           (2.80)          (2.80)            19.61
CLASS B
10/31/03                    --              --              --             11.96
10/31/02                    --           (0.97)          (0.97)             7.40
10/31/01                    --           (3.31)          (3.31)            12.46
10/31/00                    --           (2.68)          (2.68)            24.93
10/31/99                    --           (2.80)          (2.80)            18.61
CLASS C
10/31/03                    --              --              --             12.06
10/31/02(5)                 --              --              --              7.42

                                                RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                      ---------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF OPERATING
                                                                                                    EXPENSES TO AVERAGE
                                                                                                   NET ASSETS WITHOUT FEE
                                                                                                     WAIVERS, EXPENSES
                                                                 RATIO OF NET                      REIMBURSED AND/OR FEES
                       NET ASSETS,          RATIO OF              INVESTMENT                         REDUCED BY CREDITS
                      END OF PERIOD    OPERATING EXPENSES      INCOME/(LOSS) TO      PORTFOLIO         ALLOWED BY THE
    TOTAL RETURN(2)    (IN 000'S)     TO AVERAGE NET ASSETS   AVERAGE NET ASSETS   TURNOVER RATE        CUSTODIAN(4)
    ---------------   -------------   ---------------------   ------------------   -------------   ----------------------

         19.53%         $114,757              1.62%                 (0.66)%              71%                1.62%
        (24.69)%          94,848              1.69%                 (0.74)%             170%                1.69%
        (45.77)%         151,893              1.52%                 (0.43)%              99%                1.52%
         24.21%          341,777              1.30%                 (0.39)%              92%                1.36%
         84.96%          240,363              1.27%                 (0.84)%             119%                1.46%
         18.39%          129,239              2.54%                 (1.58)%              71%                2.54%
        (25.34)%         128,007              2.54%                 (1.59)%             170%                2.54%
        (46.19)%         220,108              2.31%                 (1.22)%              99%                2.31%
         23.28%          481,935              2.05%                 (1.14)%              92%                2.11%
         83.57%          226,507              2.03%                 (1.60)%             119%                2.25%
         18.85%              565              2.19%                 (1.23)%              71%                2.19%
        (21.66)%             199              2.38%(8)              (1.43)%(8)          170%                2.38%(8)

         63.46%         $ 81,234              1.64%                 (0.86)%              40%                1.64%
        (35.71)%          42,984              1.68%                 (1.20)%              21%                1.68%
        (40.84)%          66,262              1.52%                 (1.03)%              46%                1.52%
         53.57%          132,274              1.42%                 (0.96)%              49%                1.43%
         42.60%           92,130              1.78%                 (1.16)%              45%                1.94%
         61.62%           18,037              2.81%                 (2.03)%              40%                2.81%
        (36.36)%          14,238              2.64%                 (2.16)%              21%                2.64%
        (41.35)%          29,346              2.42%                 (1.93)%              46%                2.42%
         52.34%           54,407              2.24%                 (1.78)%              49%                2.25%
         41.32%           28,969              2.70%                 (2.08)%              45%                2.86%
         62.53%              404              2.28%                 (1.50)%              40%                2.28%
        (35.53)%              69              2.25%(8)              (1.77)%(8)           21%                2.25%(8)

FINANCIAL highlights
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                            INCOME FROM INVESTMENT OPERATIONS
                                       --------------------------------------------

                                                         NET REALIZED
                    NET ASSET VALUE,                    AND UNREALIZED   TOTAL FROM
                      BEGINNING OF     NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT
                         PERIOD        INCOME/(LOSS)     INVESTMENTS     OPERATIONS
                    ----------------   --------------   --------------   ----------
INTERNATIONAL
  GROWTH FUND
CLASS A
10/31/03                 $ 6.76            $ 0.03(6)        $ 1.63         $ 1.66
10/31/02                   7.61             (0.02)(6)        (0.75)         (0.77)
10/31/01                  10.97             (0.02)           (2.67)         (2.69)
10/31/00                  11.14             (0.03)(6)         0.00(9)       (0.03)
10/31/99                   8.86              0.01(6)          2.65           2.66
CLASS B
10/31/03                 $ 6.51             (0.05)(6)         1.57           1.52
10/31/02                   7.35             (0.09)(6)        (0.73)         (0.82)
10/31/01                  10.70             (0.10)           (2.58)         (2.68)
10/31/00                  10.87             (0.12)(6)         0.02          (0.10)
10/31/99                   8.72             (0.08)(6)         2.60           2.52
CLASS C
10/31/03                 $ 6.53             (0.03)(6)         1.56           1.53
10/31/02(5)                7.55             (0.05)(6)        (0.96)         (1.01)
SHORT TERM INCOME
  FUND
CLASS A
10/31/03                 $ 2.34            $ 0.09           $ 0.06         $ 0.15
10/31/02                   2.41              0.12            (0.07)          0.05
10/31/01                   2.29              0.13             0.12           0.25
10/31/00                   2.29              0.13            (0.00)(9)       0.13
10/31/99                   2.35              0.13(6)         (0.06)          0.07
CLASS B
10/31/03                   2.34              0.07             0.06           0.13
10/31/02                   2.41              0.10            (0.07)          0.03
10/31/01                   2.29              0.12             0.12           0.24
10/31/00                   2.29              0.11            (0.00)(9)       0.11
10/31/99                   2.35              0.10(6)         (0.06)          0.04
CLASS C
10/31/03                   2.34              0.07             0.06           0.13
10/31/02(5)                2.37              0.07            (0.03)          0.04

                                      LESS DISTRIBUTIONS
                    -------------------------------------------------------
                    DIVIDENDS
                       FROM      DISTRIBUTIONS
                       NET           FROM                                       NET ASSET
                    INVESTMENT   NET REALIZED        TOTAL       REDEMPTION      VALUE,
                      INCOME     CAPITAL GAINS   DISTRIBUTIONS      FEES      END OF PERIOD
                    ----------   -------------   -------------   ----------   -------------
INTERNATIONAL
  GROWTH FUND
CLASS A
10/31/03              $(0.04)       $   --          $(0.04)        $0.00(9)      $ 8.38
10/31/02               (0.08)           --           (0.08)         0.00(9)        6.76
10/31/01               (0.01)        (0.66)          (0.67)           --           7.61
10/31/00               (0.14)        (0.00)(8)       (0.14)           --          10.97
10/31/99               (0.27)        (0.11)          (0.38)           --          11.14
CLASS B
10/31/03                  --            --              --          0.00(8)        8.03
10/31/02               (0.02)           --           (0.02)         0.00(8)        6.51
10/31/01               (0.01)        (0.66)          (0.67)           --           7.35
10/31/00               (0.07)        (0.00)(9)       (0.07)           --          10.70
10/31/99               (0.26)        (0.11)          (0.37)           --          10.87
CLASS C
10/31/03               (0.04)           --           (0.04)         0.00(9)        8.02
10/31/02(5)            (0.01)           --           (0.01)         0.00(9)        6.53
SHORT TERM INCOME
  FUND
CLASS A
10/31/03              $(0.10)       $   --          $(0.10)        $  --         $ 2.39
10/31/02               (0.12)           --           (0.12)           --           2.34
10/31/01               (0.13)           --           (0.13)           --           2.41
10/31/00               (0.13)           --           (0.13)           --           2.29
10/31/99               (0.13)           --           (0.13)           --           2.29
CLASS B
10/31/03               (0.08)           --           (0.08)           --           2.39
10/31/02               (0.10)           --           (0.10)           --           2.34
10/31/01               (0.12)           --           (0.12)           --           2.41
10/31/00               (0.11)           --           (0.11)           --           2.29
10/31/99               (0.10)           --           (0.10)           --           2.29
CLASS C
10/31/03               (0.08)           --           (0.08)           --           2.39
10/31/02(5)            (0.07)           --           (0.07)           --           2.34

                                                RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                      ---------------------------------------------------------------------------------------------------
                                                                                                     RATIO OF OPERATING
                                                                                                    EXPENSES TO AVERAGE
                                                                                                   NET ASSETS WITHOUT FEE
                                                                                                     WAIVERS, EXPENSES
                                                                 RATIO OF NET                      REIMBURSED AND/OR FEES
                       NET ASSETS,          RATIO OF              INVESTMENT                         REDUCED BY CREDITS
                      END OF PERIOD    OPERATING EXPENSES      INCOME/(LOSS) TO      PORTFOLIO         ALLOWED BY THE
    TOTAL RETURN(2)    (IN 000'S)     TO AVERAGE NET ASSETS   AVERAGE NET ASSETS   TURNOVER RATE        CUSTODIAN(4)
    ---------------   -------------   ---------------------   ------------------   -------------   ----------------------

         24.75%          $26,429              1.70%                  0.47%               19%                1.70%
        (10.36)%          21,317              1.93%                 (0.20)%              25%                1.93%
        (25.99)%          16,636              1.93%                 (0.25)%              27%                1.93%
         (0.43)%          28,997              1.78%                 (0.25)%              37%                1.78%
         31.15%           28,618              1.88%                  0.13%              164%                1.89%
         23.35%            4,020              2.91%                 (0.74)%              19%                2.91%
        (11.23)%           4,732              2.91%                 (1.18)%              25%                2.91%
        (26.68)%           7,172              2.74%                 (1.06)%              27%                2.74%
         (1.03)%          12,272              2.48%                 (0.95)%              37%                2.48%
         29.87%           11,101              2.80%                 (0.79)%             164%                2.81%
         23.57%               91              2.64%                 (0.47)%              19%                2.64%
        (13.34)%              53              2.67%(8)              (0.94)%(8)           25%                2.67%(8)

          6.28%          $71,920              0.84%                  3.58%               33%                0.97%
          2.18%           28,106              0.96%                  5.03%               28%                1.09%
         11.31%           18,929              0.83%                  5.63%               27%                1.15%
         (5.70)%          20,224              0.99%                  5.55%               14%                1.29%
          2.84%           27,059              0.82%                  5.22%               85%                1.16%
          5.49%           44,310              1.59%                  2.83%               33%                1.70%
          1.41%           24,621              1.71%                  4.28%               28%                1.77%
         10.52%            6,595              1.54%                  4.92%               27%                1.86%
          5.12%            3,461              1.55%                  4.99%               14%                1.85%
          1.79%            4,597              1.60%                  4.44%               85%                1.94%
          5.48%           17,843              1.59%                  2.83%               33%                1.65%
          1.61%            5,743              1.68%(8)               4.31%(8)            28%                1.68%(8)

FINANCIAL highlights
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                            INCOME FROM INVESTMENT OPERATIONS
                                       --------------------------------------------
                                                         NET REALIZED
                    NET ASSET VALUE,                    AND UNREALIZED   TOTAL FROM
                      BEGINNING OF     NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT
                         PERIOD            INCOME        INVESTMENTS     OPERATIONS
                    ----------------   --------------   --------------   ----------
U.S. GOVERNMENT
  SECURITIES FUND
CLASS A
10/31/03                 $11.19            $0.40(6)         $(0.19)        $0.21
10/31/02                  11.20             0.54              0.04          0.58
10/31/01                  10.55             0.62              0.65          1.27
10/31/00                  10.51             0.63              0.04          0.67
10/31/99                  10.98             0.62             (0.47)         0.15
CLASS B
10/31/02                  11.18             0.32(6)          (0.19)         0.13
10/31/02                  11.19             0.46              0.03          0.50
10/31/01                  10.54             0.54              0.65          1.19
10/31/00                  10.50             0.56              0.04          0.60
10/31/99                  10.97             0.54             (0.48)         0.06
CLASS C
10/31/03                  11.18             0.32(6)          (0.20)         0.12
10/31/02(5)               11.00             0.33              0.18          0.51
INCOME FUND
CLASS A
10/31/03                 $ 9.02            $0.51            $ 0.38         $0.89
10/31/02                   9.32             0.60             (0.28)         0.32
10/31/01                   8.90             0.62              0.43          1.05
10/31/00                   8.99             0.62             (0.09)         0.53
10/31/99                   9.44             0.63             (0.45)         0.18
CLASS B
10/31/03                   9.04             0.44              0.38          0.82
10/31/02                   9.35             0.54             (0.29)         0.25
10/31/01                   8.92             0.56              0.44          1.00
10/31/00                   9.00             0.56             (0.08)         0.48
10/31/99                   9.45             0.56             (0.45)         0.11
CLASS C
10/31/03                   9.04             0.45              0.38          0.83
10/31/02(5)                9.21             0.37             (0.17)         0.20

                          LESS DISTRIBUTIONS
                    ------------------------------

                    DIVIDENDS FROM                     NET ASSET
                    NET INVESTMENT       TOTAL          VALUE,
                        INCOME       DISTRIBUTIONS   END OF PERIOD
                    --------------   -------------   -------------
U.S. GOVERNMENT
  SECURITIES FUND
CLASS A
10/31/03                $(0.51)         $(0.51)         $10.89
10/31/02                 (0.59)          (0.59)          11.19
10/31/01                 (0.62)          (0.62)          11.20
10/31/00                 (0.63)          (0.63)          10.55
10/31/99                 (0.62)          (0.62)          10.51
CLASS B
10/31/02                 (0.43)          (0.43)          10.88
10/31/02                 (0.51)          (0.51)          11.18
10/31/01                 (0.54)          (0.54)          11.19
10/31/00                 (0.56)          (0.56)          10.54
10/31/99                 (0.53)          (0.53)          10.50
CLASS C
10/31/03                 (0.43)          (0.43)          10.87
10/31/02(5)              (0.33)          (0.33)          11.18
INCOME FUND
CLASS A
10/31/03                $(0.56)         $(0.56)         $ 9.35
10/31/02                 (0.62)          (0.62)           9.02
10/31/01                 (0.63)          (0.63)           9.32
10/31/00                 (0.62)          (0.62)           8.90
10/31/99                 (0.63)          (0.63)           8.99
CLASS B
10/31/03                 (0.49)          (0.49)           9.37
10/31/02                 (0.56)          (0.56)           9.04
10/31/01                 (0.57)          (0.57)           9.35
10/31/00                 (0.56)          (0.56)           8.92
10/31/99                 (0.56)          (0.56)           9.00
CLASS C
10/31/03                 (0.50)          (0.50)           9.37
10/31/02(5)              (0.37)          (0.37)           9.04

                                            RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                      ------------------------------------------------------------------------------------------
                                                                                            RATIO OF OPERATING
                                                                                           EXPENSES TO AVERAGE
                                                                                          NET ASSETS WITHOUT FEE
                                                                                            WAIVERS, EXPENSES
                                       RATIO OF                                             REIMBURSED AND/OR
                                      OPERATING                                                FEES REDUCED
                       NET ASSETS,     EXPENSES        RATIO OF NET                             BY CREDITS
                      END OF PERIOD   TO AVERAGE   INVESTMENT INCOME TO     PORTFOLIO         ALLOWED BY THE
    TOTAL RETURN(2)    (IN 000'S)     NET ASSETS    AVERAGE NET ASSETS    TURNOVER RATE        CUSTODIAN(4)
    ---------------   -------------   ----------   --------------------   -------------   ----------------------

          1.94%         $176,859         0.93%             3.59%               62%                 0.93%
          5.37%          196,222         0.96%             4.91%               48%                 0.96%
         12.39%          174,047         0.95%             5.71%               30%                 0.95%
          6.65%          168,728         0.96%             6.12%               13%                 0.99%
          1.38%          221,592         0.96%             5.76%               55%                 1.04%
          1.20%          251,153         1.66%             2.86%               62%                 1.66%
          4.62%          271,440         1.68%             4.19%               48%                 1.68%
         11.59%          128,155         1.67%             4.99%               30%                 1.67%
          5.91%           55,071         1.66%             5.42%               13%                 1.69%
          0.53%           72,751         1.70%             5.02%               55%                 1.78%
          1.12%           13,354         1.64%             2.88%               62%                 1.64%
          4.74%           11,634         1.63%(8)          4.24%(8)            48%                 1.63%(8)
         10.10%         $153,654         0.94%             5.42%               33%                 0.94%
          3.63%          130,512         0.97%             6.61%               20%                 0.97%
         12.21%          120,508         0.97%             6.86%               35%                 0.97%
          6.16%          131,665         1.02%             6.98%               32%                 1.03%
          1.98%          172,217         1.06%             6.84%               19%                 1.10%
          9.31%          194,396         1.65%             4.71%               33%                 1.65%
          2.79%          142,186         1.68%             5.90%               20%                 1.68%
         11.52%           72,472         1.69%             6.14%               35%                 1.69%
          5.53%           39,347         1.73%             6.27%               32%                 1.74%
          1.12%           42,715         1.81%             6.09%               19%                 1.85%
          9.33%           15,274         1.63%             4.73%               33%                 1.63%
          2.25%            7,710         1.62%(8)          5.96%(8)            20%                 1.62%(8)

FINANCIAL highlights
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                            INCOME FROM INVESTMENT OPERATIONS
                                       --------------------------------------------
                                                         NET REALIZED
                    NET ASSET VALUE,                    AND UNREALIZED   TOTAL FROM
                      BEGINNING OF     NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT
                         PERIOD            INCOME        INVESTMENTS     OPERATIONS
                    ----------------   --------------   --------------   ----------
HIGH YIELD FUND
CLASS A
10/31/03                 $6.63             $0.61(6)         $ 1.31         $ 1.92
10/31/02                  7.44              0.71             (0.72)         (0.01)
10/31/01                  8.50              0.84             (1.00)         (0.16)
10/31/00                  8.92              0.90(6)          (0.43)          0.47
10/31/99                  8.86              0.91(6)           0.14(7)        1.05
CLASS B
10/31/03                  6.66              0.56(6)           1.31           1.87
10/31/02                  7.47              0.66             (0.72)         (0.06)
10/31/01                  8.54              0.78             (1.01)         (0.23)
10/31/00                  8.97              0.84(6)          (0.43)          0.41
10/31/99                  8.90              0.86(6)           0.15(7)        1.01
CLASS C
10/31/03                  6.67              0.56(6)           1.30           1.86
10/31/02(5)               7.55              0.46             (0.86)         (0.40)
TAX-EXEMPT BOND
  FUND
CLASS A
10/31/03                 $7.95             $0.34            $ 0.08         $ 0.42
10/31/02                  7.93              0.35              0.03           0.38
10/31/01                  7.55              0.37              0.38           0.75
10/31/00                  7.41              0.40              0.14           0.54
10/31/99                  8.11              0.41             (0.70)         (0.29)
CLASS B
10/31/03                  7.95              0.28              0.08           0.36
10/31/02                  7.93              0.29              0.03           0.32
10/31/01                  7.55              0.31              0.38           0.69
10/31/00                  7.41              0.34              0.14           0.48
10/31/99                  8.11              0.35             (0.70)         (0.35)
CLASS C
10/31/03                  7.95              0.28              0.08           0.36
10/31/02(5)               7.83              0.20              0.12           0.32

                                  LESS DISTRIBUTIONS
                    ----------------------------------------------
                                     DISTRIBUTIONS
                    DIVIDENDS FROM       FROM                          NET ASSET
                    NET INVESTMENT   NET REALIZED        TOTAL          VALUE,
                        INCOME       CAPITAL GAINS   DISTRIBUTIONS   END OF PERIOD
                    --------------   -------------   -------------   -------------
HIGH YIELD FUND
CLASS A
10/31/03                $(0.67)         $   --          $(0.67)          $7.88
10/31/02                 (0.80)             --           (0.80)           6.63
10/31/01                 (0.90)             --           (0.90)           7.44
10/31/00                 (0.89)             --           (0.89)           8.50
10/31/99                 (0.94)          (0.05)          (0.99)           8.92
CLASS B
10/31/03                 (0.62)             --           (0.62)           7.91
10/31/02                 (0.75)             --           (0.75)           6.66
10/31/01                 (0.84)             --           (0.84)           7.47
10/31/00                 (0.84)             --           (0.84)           8.54
10/31/99                 (0.89)          (0.05)          (0.94)           8.97
CLASS C
10/31/03                 (0.62)             --           (0.62)           7.91
10/31/02(5)              (0.48)             --           (0.48)           6.67
TAX-EXEMPT BOND
  FUND
CLASS A
10/31/03                $(0.34)         $(0.07)         $(0.41)          $7.96
10/31/02                 (0.35)          (0.01)          (0.36)           7.95
10/31/01                 (0.37)             --           (0.37)           7.93
10/31/00                 (0.40)             --           (0.40)           7.55
10/31/99                 (0.41)             --           (0.41)           7.41
CLASS B
10/31/03                 (0.28)          (0.07)          (0.35)           7.96
10/31/02                 (0.29)          (0.01)          (0.30)           7.95
10/31/01                 (0.31)             --           (0.31)           7.93
10/31/00                 (0.34)             --           (0.34)           7.55
10/31/99                 (0.35)             --           (0.35)           7.41
CLASS C
10/31/03                 (0.28)          (0.07)          (0.35)           7.96
10/31/02(5)              (0.20)             --           (0.20)           7.95

                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                      -----------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF OPERATING
                                                                                                      EXPENSES TO AVERAGE
                                                                                                     NET ASSETS WITHOUT FEE
                                                                                                       WAIVERS, EXPENSES
                                                                                                     REIMBURSED AND/OR FEES
                       NET ASSETS,          RATIO OF              RATIO OF NET                         REDUCED BY CREDITS
                      END OF PERIOD    OPERATING EXPENSES     INVESTMENT INCOME TO     PORTFOLIO         ALLOWED BY THE
    TOTAL RETURN(2)    (IN 000'S)     TO AVERAGE NET ASSETS    AVERAGE NET ASSETS    TURNOVER RATE        CUSTODIAN(4)
    ---------------   -------------   ---------------------   --------------------   -------------   ----------------------

         30.13%         $ 48,618              0.97%                   8.24%               61%                 0.97%
         (0.48)%          13,563              1.03%                   9.72%               60%                 1.03%
         (1.97)%           9,035              1.08%                  10.47%               27%                 1.09%
          5.28%            8,182              1.08%                  10.08%               40%                 1.08%
         12.26%            5,827              0.73%                  10.17%               30%                 1.37%
         29.08%           83,665              1.73%                   7.48%               61%                 1.73%
         (1.17)%          44,004              1.78%                   8.97%               60%                 1.78%
         (2.72)%          35,391              1.77%                   9.78%               27%                 1.78%
          4.46%           32,881              1.78%                   9.38%               40%                 1.78%
         11.44%           21,259              1.29%                   9.61%               30%                 1.93%
         29.08%           24,540              1.71%                   7.50%               61%                 1.71%
         (5.66)%           2,556              1.78%(8)                8.97%(8)            60%                 1.78%(8)

          5.31%         $207,433              0.88%                   4.20%               47%                 0.88%
          5.02%          213,673              0.90%                   4.49%               46%                 0.90%
         10.16%          219,883              0.89%                   4.75%               44%                 0.89%
          7.52%          207,309              0.88%                   5.41%               28%                 0.90%
         (3.77)%         247,814              0.89%                   5.16%               57%                 0.89%
          4.53%           45,061              1.62%                   3.46%               47%                 1.62%
          4.25%           47,308              1.64%                   3.75%               46%                 1.64%
          9.35%           43,978              1.63%                   4.01%               44%                 1.63%
          6.73%           26,332              1.61%                   4.68%               28%                 1.63%
         (4.52)%          25,059              1.64%                   4.41%               57%                 1.64%
          4.54%            4,332              1.61%                   3.47%               47%                 1.61%
          4.06%            2,395              1.61%(8)                3.78%(8)            46%                 1.61%(8)

FINANCIAL highlights
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                            INCOME FROM INVESTMENT OPERATIONS
                                       --------------------------------------------
                                                         NET REALIZED
                    NET ASSET VALUE,                    AND UNREALIZED   TOTAL FROM
                      BEGINNING OF     NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT
                         PERIOD            INCOME        INVESTMENTS     OPERATIONS
                    ----------------   --------------   --------------   ----------
CALIFORNIA
  MUNICIPAL FUND
CLASS A
10/31/03                 $11.35            $0.47            $(0.06)        $ 0.41
10/31/02                  11.34             0.50              0.00(9)        0.50
10/31/01                  10.81             0.53              0.53           1.06
10/31/00                  10.43             0.55              0.38           0.93
10/31/99                  11.46             0.54             (0.94)         (0.40)
CLASS B
10/31/03                  11.35             0.38             (0.06)          0.32
10/31/02                  11.34             0.42              0.00(9)        0.42
10/31/01                  10.81             0.44              0.53           0.97
10/31/00                  10.43             0.48              0.38           0.86
10/31/99                  11.46             0.48             (0.97)         (0.49)
CLASS C
10/31/03                  11.35             0.38             (0.06)          0.32
10/31/02(5)               11.20             0.28              0.14           0.42
CALIFORNIA INSURED
  INTERMEDIATE
  MUNICIPAL FUND
CLASS A
10/31/03                 $11.08            $0.35            $ 0.12         $ 0.47
10/31/02                  10.98             0.39              0.15           0.54
10/31/01                  10.58             0.44              0.49           0.93
10/31/00                  10.30             0.44              0.31           0.75
10/31/99                  11.02             0.44(6)          (0.55)         (0.11)
CLASS B
10/31/03                  11.08             0.27              0.12           0.39
10/31/02                  10.98             0.31              0.15           0.46
10/31/01                  10.58             0.36              0.49           0.85
10/31/00                  10.30             0.36              0.31           0.67
10/31/99                  11.02             0.36(6)          (0.56)         (0.20)
CLASS C
10/31/03                 $11.08             0.27              0.12           0.39
10/31/02(5)               10.90             0.21              0.18           0.39

                                  LESS DISTRIBUTIONS
                    ----------------------------------------------
                                     DISTRIBUTIONS
                    DIVIDENDS FROM       FROM                           NET ASSET
                    NET INVESTMENT   NET REALIZED        TOTAL           VALUE,
                        INCOME       CAPITAL GAINS   DISTRIBUTIONS    END OF PERIOD
                    --------------   -------------   -------------   ---------------
CALIFORNIA
  MUNICIPAL FUND
CLASS A
10/31/03                $(0.47)         $(0.07)         $(0.54)          $11.22
10/31/02                 (0.49)             --           (0.49)           11.35
10/31/01                 (0.53)             --           (0.53)           11.34
10/31/00                 (0.55)             --           (0.55)           10.81
10/31/99                 (0.57)          (0.06)          (0.63)           10.43
CLASS B
10/31/03                 (0.38)          (0.07)          (0.45)           11.22
10/31/02                 (0.41)             --           (0.41)           11.35
10/31/01                 (0.44)             --           (0.44)           11.34
10/31/00                 (0.48)             --           (0.48)           10.81
10/31/99                 (0.48)          (0.06)          (0.54)           10.43
CLASS C
10/31/03                 (0.38)          (0.07)          (0.45)           11.22
10/31/02(5)              (0.27)             --           (0.27)           11.35
CALIFORNIA INSURED
  INTERMEDIATE
  MUNICIPAL FUND
CLASS A
10/31/03                $(0.35)         $(0.06)         $(0.41)          $11.14
10/31/02                 (0.39)          (0.05)          (0.44)           11.08
10/31/01                 (0.44)          (0.09)          (0.53)           10.98
10/31/00                 (0.44)          (0.03)          (0.47)           10.58
10/31/99                 (0.45)          (0.16)          (0.61)           10.30
CLASS B
10/31/03                 (0.27)          (0.06)          (0.33)           11.14
10/31/02                 (0.31)          (0.05)          (0.36)           11.08
10/31/01                 (0.36)          (0.09)          (0.45)           10.98
10/31/00                 (0.36)          (0.03)          (0.39)           10.58
10/31/99                 (0.36)          (0.16)          (0.52)           10.30
CLASS C
10/31/03                 (0.27)          (0.06)          (0.33)           11.14
10/31/02(5)              (0.21)             --           (0.21)           11.08

                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                      -----------------------------------------------------------------------------------------------------
                                                                                                       RATIO OF OPERATING
                                                                                                      EXPENSES TO AVERAGE
                                                                                                     NET ASSETS WITHOUT FEE
                                                                                                       WAIVERS, EXPENSES
                                                                                                     REIMBURSED AND/OR FEES
                       NET ASSETS,          RATIO OF              RATIO OF NET                         REDUCED BY CREDITS
                      END OF PERIOD    OPERATING EXPENSES     INVESTMENT INCOME TO     PORTFOLIO         ALLOWED BY THE
    TOTAL RETURN(2)    (IN 000'S)     TO AVERAGE NET ASSETS    AVERAGE NET ASSETS    TURNOVER RATE        CUSTODIAN(4)
    ---------------   -------------   ---------------------   --------------------   -------------   ----------------------

          3.69%         $252,511              0.85%                   4.14%               34%                 0.85%
          4.57%          286,095              0.86%                   4.39%               48%                 0.86%
          9.99%          291,132              0.85%                   4.74%               52%                 0.86%
          9.33%          248,941              0.87%                   5.30%               40%                 0.88%
         (3.87)%         283,929              0.88%                   4.94%               92%                 0.91%
          2.92%          255,445              1.59%                   3.40%               34%                 1.59%
          3.79%          295,662              1.60%                   3.65%               48%                 1.60%
          9.19%          237,594              1.58%                   4.01%               52%                 1.59%
          8.53%          160,086              1.60%                   4.57%               40%                 1.61%
         (4.62)%         133,842              1.63%                   4.19%               92%                 1.66%
          2.92%            8,193              1.59%                   3.40%               34%                 1.59%
          3.77%            6,665              1.58%(8)                3.67%(8)            48%                 1.58%(8)
          4.29%         $ 75,231              0.77%                   3.15%               65%                 0.86%
          5.12%           57,102              0.70%                   3.59%               28%                 0.89%
          9.00%           39,996              0.73%                   4.09%               23%                 0.92%
          7.37%           29,657              0.91%                   4.19%               45%                 0.93%
         (1.11)%          31,253              0.89%                   4.13%               93%                 0.97%
          3.51%           93,448              1.53%                   2.39%               65%                 1.62%
          4.32%           89,240              1.46%                   2.83%               28%                 1.65%
          8.19%           51,525              1.48%                   3.34%               23%                 1.67%
          6.57%           35,685              1.66%                   3.44%               45%                 1.68%
         (1.89)%          35,501              1.64%                   3.38%               93%                 1.72%
          3.50%           10,317              1.53%                   2.39%               65%                 1.62%
          3.58%            7,953              1.45%(8)                2.84%(8)            28%                 1.64%(8)

FINANCIAL highlights
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                    NET ASSET VALUE,                    DIVIDENDS FROM     NET ASSET
                      BEGINNING OF     NET INVESTMENT   NET INVESTMENT      VALUE,
                         PERIOD            INCOME           INCOME       END OF PERIOD
                    ----------------   --------------   --------------   -------------
MONEY MARKET FUND
CLASS A
10/31/03                 $1.00             $0.008          $(0.008)          $1.00
10/31/02                  1.00              0.014           (0.014)           1.00
10/31/01                  1.00              0.043           (0.043)           1.00
10/31/00                  1.00              0.056           (0.056)           1.00
10/31/99                  1.00              0.044           (0.044)           1.00
CLASS B
10/31/03                  1.00              0.001           (0.001)           1.00
10/31/02                  1.00              0.003           (0.003)           1.00
10/31/01                  1.00              0.033           (0.033)           1.00
10/31/00                  1.00              0.046           (0.046)           1.00
10/31/99                  1.00              0.034           (0.034)           1.00
CLASS C
10/31/03                  1.00              0.001           (0.001)           1.00
10/31/02(5)               1.00              0.002           (0.002)           1.00
TAX-EXEMPT MONEY
  MARKET FUND
CLASS A
10/31/03                 $1.00             $0.005          $(0.005)          $1.00
10/31/02                  1.00              0.010           (0.010)           1.00
10/31/01                  1.00              0.025           (0.025)           1.00
10/31/00                  1.00              0.033           (0.033)           1.00
10/31/99                  1.00              0.026           (0.026)           1.00
CALIFORNIA MONEY
  FUND
CLASS A
10/31/03                 $1.00             $0.005          $(0.005)          $1.00
10/31/02                  1.00              0.009           (0.009)           1.00
10/31/01                  1.00              0.023           (0.023)           1.00
10/31/00                  1.00              0.028           (0.028)           1.00
10/31/99                  1.00              0.022           (0.022)           1.00

                                         RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                      -------------------------------------------------------------------------------------
                                                                                       RATIO OF OPERATING
                                                                                      EXPENSES TO AVERAGE
                                                                                     NET ASSETS WITHOUT FEE
                                                                                       WAIVERS, EXPENSES
                                                                                      REIMBURSED AND FEES
                       NET ASSETS,          RATIO OF              RATIO OF NET         REDUCED BY CREDITS
                      END OF PERIOD    OPERATING EXPENSES     INVESTMENT INCOME TO       ALLOWED BY THE
    TOTAL RETURN(2)    (IN 000'S)     TO AVERAGE NET ASSETS    AVERAGE NET ASSETS         CUSTODIAN(4)
    ---------------   -------------   ---------------------   --------------------   ----------------------

         0.78%          $707,954              0.59%                   0.78%                   0.59%
         1.42%           689,002              0.59%                   1.41%                   0.59%
         4.40%           647,951              0.64%                   4.21%                   0.64%
         5.79%           458,368              0.65%                   5.62%                   0.65%
         4.52%           460,444              0.72%                   4.43%                   0.73%
         0.05%          $ 79,314              1.33%                   0.04%                   1.71%
         0.34%           104,530              1.67%                   0.33%                   1.67%
         3.32%            74,603              1.69%                   3.16%                   1.69%
         4.68%            23,469              1.71%                   4.56%                   1.71%
         3.44%            20,452              1.77%                   3.38%                   1.78%
         0.06%          $  5,046              1.29%                   0.08%                   1.67%
         0.17%             3,676              1.64%(8)                0.36%(8)                1.64%(8)

         0.52%          $ 30,162              0.67%                   0.53%                   0.79%
         1.00%            33,300              0.67%                   0.99%                   0.78%
         2.57%            31,527              0.74%                   2.52%                   0.74%
         3.39%            28,596              0.72%                   3.33%                   0.88%
         2.65%            31,353              0.57%                   2.63%                   0.89%

         0.50%          $ 24,730              0.63%                   0.50%                   0.80%
         0.89%            27,673              0.63%                   0.89%                   0.70%
         2.32%            42,558              0.62%                   2.27%                   0.70%
         2.79%            35,407              0.69%                   2.76%                   0.69%
         2.24%            34,216              0.81%                   2.22%                   0.81%

FINANCIAL highlights
NOTES TO FINANCIAL HIGHLIGHTS
 (1) Includes dividends paid from the short-term portion of capital gain dividends received from the underlying Funds.
 (2) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 (3) The Portfolio will also indirectly bear its prorated share of expenses of the underlying Funds. Such expenses are not included in the calculation of this ratio.
 (4) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.
 (5) On March 1, 2002 the Portfolios and Funds commenced selling Class C shares.
 (6) Per share numbers have been calculated using the average shares method.
 (7) The amount shown may not agree with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio or Fund shares.
 (8) Annualized.
 (9) Amount represents less than $0.01 per share.
(10) The REIT Fund commenced operations on March 1, 2003.
(11) The Mid Cap Stock Fund commenced operations on March 1, 2000.

--------------------------------------------------------------------------------

                                   APPENDIX A

   DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:

+ Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of the highest quality and high quality, respectively. Together, they comprise what is generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

+ A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

+ Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

+ Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

+ B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

+ Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

+ Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

+ C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:

+ AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

+ BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

+ BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse business, economic and financial conditions.

+ D -- Bonds rated D are in payment default, meaning payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------

   DESCRIPTION OF FITCH CORPORATE BOND RATINGS

   Investment Grade

+ AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

+ AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

+ A -- High credit quality.  A ratings denote a low expectation of credit risk.
  The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

+ BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   Speculative Grade

+ BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

+ B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

+ CCC, CC, C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

+ DDD, DD, D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%.

   Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.